-----------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported)  February 14, 1997


     FINANCIAL ASSET SECURITIES CORP.,   (as depositor under the Sale and
     Servicing Agreement, dated as of February 1, 1997, relating to   the
     Cityscape Home Loan Owner Trust 1997-1, Home Loan Asset Backed Notes, Series 1997-1).

                        FINANCIAL ASSET SECURITIES CORP.
     ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   333-21071              06-1442101
----------------------------     --------------       -------------------
(State or Other Jurisdiction      (Commission           (I.R.S. Employer
     of Incorporation)            File Number)         Identification No.)

600 Steamboat Road
Greenwich, Connecticut                               06830
----------------------                             --------
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
                                                   ----- --------

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Item 5.   Other Events.
------    ------------

     On February 14, 1997, Financial Asset Securities Corp. entered into a Sale and Servicing Agreement dated as of February 1, 1997 (the "Sale and Servicing Agreement"), by and among Cityscape Home Loan Owner Trust 1997-1, as issuer, Financial Asset Securities Corp., as depositor, Cityscape Corp., as transferor and servicer, and First Bank National Association, as indenture trustee and co-owner trustee. The Sale and Servicing Agreement is annexed hereto as Exhibit 1.

     On February 14, 1997, Financial Asset Securities Corp. entered into a Trust Agreement dated as of February 1, 1997 (the "Trust Agreement"), by and among Financial Asset Securities corp., as depositor, Cityscape Corp., as the company, Wilmington Trust Company, as owner trustee and First Bank National Association, as co-owner trustee. The Trust Agreement is annexed hereto as
Exhibit 2.

     On February 14, 1997, Cityscape Home Loan Owner Trust 1997-1 (the "Issuer") entered into an Indenture dated as of February 1, 1997 (the "Indenture"), with First Bank National Association, as indenture trustee. The Indenture is annexed hereto as Exhibit 3.


Item 7.   Financial Statements, Pro Forma Financial
------    -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1.   Sale and Servicing Agreement

     2.   Trust Agreement

     3.   Indenture


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.



                              By: /s/ Peter McMullin
                                  ---------------------------------
                                  Peter McMullin




Dated:  May 30, 1997


                                Exhibit Index
                                -------------

Exhibit                                           Page
-------                                           ----

1.   Sale and Servicing Agreement

2.   Trust Agreement

3.   Indenture


                                                                    EXHIBIT 1


                                                               EXECUTION COPY









                         SALE AND SERVICING AGREEMENT
                         Dated as of February 1, 1997

                                    among


                    CITYSCAPE HOME LOAN OWNER TRUST 1997-1
                                   (Issuer)


                       FINANCIAL ASSET SECURITIES CORP.
                                 (Depositor)


                               CITYSCAPE CORP.
                          (Transferor and Servicer)


                                     and

                       FIRST BANK NATIONAL ASSOCIATION
                   (Indenture Trustee and Co-Owner Trustee)




                    CITYSCAPE HOME LOAN OWNER TRUST 1997-1
                 HOME LOAN ASSET BACKED NOTES AND CERTIFICATES
                                SERIES 1997-1







                              TABLE OF CONTENTS
                                                                         Page
                                                                       ----

                                  ARTICLE I.

                                 DEFINITIONS

     Section 1.01   Definitions . . . . . . . . . . . . . . . . . . . . . I-1
     Section 1.02   Other Definitional Provisions . . . . . . . . . . .  I-21

                                 ARTICLE II.

                         CONVEYANCE OF THE HOME LOANS

     Section 2.01   Conveyance of the Home Loans. . . . . . . . . . . .  II-1
     Section 2.02   (RESERVED)  . . . . . . . . . . . . . . . . . . . .  II-1
     Section 2.03   Ownership and Possession of Home Loan Files . . . .  II-1
     Section 2.04   Books and Records . . . . . . . . . . . . . . . . .  II-2
     Section 2.05   Delivery of Home Loan Documents . . . . . . . . . .  II-2


     Section 2.06 Acceptance by Indenture Trustee of the Home Loans; Certain Substitutions; Initial Certification by
                    Custodian . . . . . . . . . . . . . . . . . . . . .  II-5

                                 ARTICLE III.

                        REPRESENTATIONS AND WARRANTIES

     Section 3.01   Representations and Warranties of the Depositor .   III-1
     Section 3.02   Representations and Warranties of the Transferor    III-3
     Section 3.02A  Representations, Warranties and Covenants of the
                    Servicer  . . . . . . . . . . . . . . . . . . . .   III-5
     Section 3.03   Individual Home Loans . . . . . . . . . . . . . .   III-7
     Section 3.04   (RESERVED)  . . . . . . . . . . . . . . . . . . .  III-13
     Section 3.05   Purchase and Substitution . . . . . . . . . . . .  III-14

                                 ARTICLE IV.

                ADMINISTRATION AND SERVICING OF THE HOME LOANS

     Section 4.01   Duties of the Servicer  . . . . . . . . . . . . . .  IV-1
     Section 4.02   Liquidation of Home Loans . . . . . . . . . . . . .  IV-2
     Section 4.03   Fidelity Bond; Errors and Omission Insurance  . . .  IV-3
     Section 4.04   Title, Management and Disposition of Foreclosure
                    Property  . . . . . . . . . . . . . . . . . . . . .  IV-3
     Section 4.05   Access to Certain Documentation and Information
                    Regarding the Home Loans  . . . . . . . . . . . . .  IV-4
     Section 4.06   Superior Liens  . . . . . . . . . . . . . . . . . .  IV-5
     Section 4.07   Subservicing  . . . . . . . . . . . . . . . . . . .  IV-5
     Section 4.08   Successor Servicers . . . . . . . . . . . . . . . .  IV-6
     Section 4.09   Maintenance of Hazard Insurance; Property Protection
                    Expenses  . . . . . . . . . . . . . . . . . . . . .  IV-7
     Section 4.10   Maintenance of Mortgage Impairment Insurance
                    Policy  . . . . . . . . . . . . . . . . . . . . . .  IV-7
     Section 4.11   Reports to the Securities and Exchange Commission .  IV-8
     Section 4.12   Payment of Taxes, Insurance and Other Charges . . .  IV-8

                                  ARTICLE V.

                       ESTABLISHMENT OF TRUST ACCOUNTS

     Section 5.01   Collection Account and Note Distribution Account  . . V-1
     Section 5.02   Certificate Distribution Account  . . . . . . . . . . V-4
     Section 5.03   Trust Accounts; Trust Account Property  . . . . . . . V-5
     Section 5.04   Allocation of Losses. . . . . . . . . . . . . . . . . V-8

                                 ARTICLE VI.

             STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS

     Section 6.01   Statements  . . . . . . . . . . . . . . . . . . . .  VI-1
     Section 6.02   Reports of Foreclosure and Abandonment of
                    Mortgaged Property  . . . . . . . . . . . . . . . .  VI-4
     Section 6.03   Specification of Certain Tax Matters  . . . . . . .  VI-4

                                 ARTICLE VII.

                         GENERAL SERVICING PROCEDURE

     Section 7.01   Assumption Agreements . . . . . . . . . . . . . . . VII-1
     Section 7.02   Satisfaction of Mortgages and Release of Home
                    Loan Files  . . . . . . . . . . . . . . . . . . . . VII-2
     Section 7.03   Servicing Compensation  . . . . . . . . . . . . . . VII-4
     Section 7.04   Statement as to Compliance and Financial
                    Statements  . . . . . . . . . . . . . . . . . . . . VII-5
     Section 7.05   Independent Public Accountants' Servicing Report  . VII-6


     Section 7.06   Right to Examine Servicer Records . . . . . . . . . VII-6
     Section 7.07   Reports to the Indenture Trustee; Collection
                    Account Statements  . . . . . . . . . . . . . . . . VII-6

                                ARTICLE VIII.

                      REPORTS TO BE PROVIDED BY SERVICER

     Section 8.01   Financial Statements  . . . . . . . . . . . . . .  VIII-1



                                 ARTICLE IX.

                                 THE SERVICER

     Section 9.01   Indemnification; Third Party Claims . . . . . . . .  IX-1
     Section 9.02   Merger or Consolidation of the Servicer . . . . . .  IX-2
     Section 9.03   Limitation on Liability of the Servicer and
                    Others  . . . . . . . . . . . . . . . . . . . . . .  IX-2
     Section 9.04   Servicer Not to Resign; Assignment  . . . . . . . .  IX-3
     Section 9.05   Relationship of Servicer to Issuer and the
                    Indenture Trustee . . . . . . . . . . . . . . . . .  IX-3

                                  ARTICLE X.

                                   DEFAULT
     Section 10.01  Events of Default . . . . . . . . . . . . . . . . . . X-1
     Section 10.02  Indenture Trustee to Act; Appointment of
                    Successor . . . . . . . . . . . . . . . . . . . . . . X-2
     Section 10.03  Waiver of Defaults  . . . . . . . . . . . . . . . . . X-4
     Section 10.04  Accounting Upon Termination of Servicer . . . . . . . X-4

                                 ARTICLE XI.

                                 TERMINATION

     Section 11.01  Termination . . . . . . . . . . . . . . . . . . . .  XI-1
     Section 11.02  Optional Termination  . . . . . . . . . . . . . . .  XI-1
     Section 11.03  Notice of Termination . . . . . . . . . . . . . . .  XI-1

                                 ARTICLE XII.

                           MISCELLANEOUS PROVISIONS

     Section 12.01  Acts of Securityholders . . . . . . . . . . . . . . XII-1
     Section 12.02  Amendment . . . . . . . . . . . . . . . . . . . . . XII-1
     Section 12.03  Recordation of Agreement  . . . . . . . . . . . . . XII-2
     Section 12.04  Duration of Agreement . . . . . . . . . . . . . . . XII-2
     Section 12.05  Governing Law . . . . . . . . . . . . . . . . . . . XII-2
     Section 12.06  Notices . . . . . . . . . . . . . . . . . . . . . . XII-2
     Section 12.07  Severability of Provisions  . . . . . . . . . . . . XII-3
     Section 12.08  No Partnership  . . . . . . . . . . . . . . . . . . XII-3
     Section 12.09  Counterparts  . . . . . . . . . . . . . . . . . . . XII-3
     Section 12.10  Successors and Assigns  . . . . . . . . . . . . . . XII-3
     Section 12.11  Headings  . . . . . . . . . . . . . . . . . . . . . XII-3
     Section 12.12  Actions of Securityholders  . . . . . . . . . . . . XII-3
     Section 12.13  Reports to Rating Agencies. . . . . . . . . . . . . XII-4
     Section 12.14  Holders of the Residual Interest  . . . . . . . . . XII-5


                                   EXHIBITS

EXHIBIT A      Home Loan Schedule
EXHIBIT B      Form of Request for Release
EXHIBIT C      Form of Indenture Trustee's Receipt


EXHIBIT D      Certification Form
EXHIBIT E      Form of Exception Report


     This Sale and Servicing Agreement is entered into effective as of February 1, 1997, among CITYSCAPE HOME LOAN OWNER TRUST 1997-1, a Delaware business trust (the "Issuer" or the "Trust"), FINANCIAL ASSET SECURITIES
                     ------          -----
CORP., a Delaware corporation, as Depositor (the "Depositor"), CITYSCAPE
                                                  ---------
CORP., a New York corporation ("Cityscape"), as Transferor (in such capacity,
                                ---------
the "Transferor") and Servicer (in such capacity, the "Servicer") and FIRST
     ----------                                        --------
BANK NATIONAL ASSOCIATION, a national banking association, as Indenture Trustee on behalf of the Noteholders (in such capacity, the "Indenture
                                                             ---------
Trustee") and as Co-Owner Trustee on behalf of the Certificateholders (in
-------
such capacity, the "Co-Owner Trustee").
                    -----------------

                            PRELIMINARY STATEMENT

     WHEREAS, the Issuer desires to purchase a pool of Home Loans which were originated or purchased by the Transferor in the ordinary course of business of the Transferor and subsequently conveyed to an affiliate of the Depositor;

     WHEREAS, the Depositor acquired the pool of Home Loans from its affiliate in the ordinary course of business of the Depositor;

     WHEREAS, the Depositor is willing to sell such Home Loans to the Issuer;
and

     WHEREAS, the Servicer is willing to service such Home Loans in accordance with the terms of this Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows:

                                  ARTICLE I.

                                 DEFINITIONS
                                -----------

     Section 1.01   Definitions.  Whenever used in this Agreement, the
                    -----------
following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations of interest described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

     Accepted Servicing Procedures:  Servicing procedures that meet at least
     -----------------------------
the same standards the Servicer would follow in servicing first, second and third lien residential mortgage loans such as the Home Loans held for its own account, giving due consideration to standards of practice of prudent mortgage lenders and loan servicers that originate and service mortgage loans comparable to the Home Loans and to the reliance placed by the Securityholders on the Servicer for the servicing of the Home Loans but without regard to:

       (i) any relationship that the Servicer, any Subservicer or any Affiliate of the Servicer or any Subservicer may have with the related Obligor;

      (ii) the ownership of any Securities by the Servicer or any Affiliate of the Servicer;

     (iii)     the Servicer's obligation to make Servicing Advances; or

      (iv) the Servicer's or any Subservicer's right to receive compensation for its services hereunder with respect to any particular transaction.

     Aggregate Note Principal Balance:  With respect to any Distribution
     --------------------------------
Date, the aggregate of the Class Principal Balances of the Notes.

     Agreement:  This Sale and Servicing Agreement and all amendments hereof
     ---------
and supplements hereto.

     Allocable Loss Amount:  With respect to each Distribution Date, the
     ---------------------
excess, if any, of (a) the aggregate of the Class Principal Balances of all Classes of Securities (after giving effect to all distributions on such Distribution Date) over (b) the Pool Principal Balance as of the end of the preceding Due Period.

     Allocable Loss Amount Priority:   With respect to any Distribution
     ------------------------------
Date, sequentially, to the Class B Certificates, the Class M-2 Notes and the Class M-1 Notes, in that order.

     Assignment of Mortgage:  With respect to each Home Loan secured by a
     ----------------------
Mortgage, an assignment, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the related Home Loan which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

     Available Collection Amount:  With respect to any Distribution Date,
  ---------------------------
an amount equal to the sum of: (i) all amounts received on the Home Loans or required to be paid by the Servicer, the Transferor or the Depositor during the related Due Period (exclusive of amounts not required to be deposited by the Servicer in the Collection Account pursuant to Section 5.01(b)(1) and amounts permitted to be withdrawn by the Indenture Trustee from the Collection Account pursuant to Section 5.01(b)(3) as reduced by any portion thereof that may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to
Section 362 of the United States Bankruptcy Code; (ii) with respect to the final Distribution Date or an early redemption or termination of the Securities pursuant to Section 11.02, the Termination Price; (iii) any and all income or gain from investments in the Collection Account and (iv) the Purchase Price paid for any Home Loans required to be purchased pursuant to
Section 3.05 prior to the related Determination Date.

     Available Distribution Amount: With respect to any Distribution Date,
     -----------------------------
the Available Collection Amount minus the amount required to be paid from the Note Distribution Account pursuant to Section 5.01(c)(i).

     Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a
     ------------
day on which banking institutions in New York City or in the city in which the corporate trust office of the Indenture Trustee is located are authorized or obligated by law or executive order to be closed.

     Certificate: Any Certificate issued pursuant to the Trust Agreement.
     -----------

     Certificate Distribution Account:  The Account established and
     --------------------------------
maintained pursuant to Section 5.02.

     Certificateholder:  A holder of any Certificate.
     -----------------

     Certificateholders' Interest Carry-Forward Amount:  With respect to
     -------------------------------------------------
any Distribution Date, the excess of the Certificateholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Certificateholders' Interest Carry-Forward Amount on such preceding Distribution Date, over the amount of interest that is actually distributed to the Certificateholders on such preceding Distribution Date.

     Certificateholders' Interest Distributable Amount:  With respect to
     -------------------------------------------------
any Distribution Date, the sum of the Certificateholders' Monthly Interest Distributable Amount for such Distribution Date and the Certificateholders' Interest Carry-Forward Amount for such Distribution Date; provided however, that on the Distribution Date, if any, on which the Class Principal Balance of the Class B Certificates is reduced to zero through application of an Allocable Loss Amount, the Certificateholders' Interest Distributable Amount shall be equal to the Certificateholders' Interest Distributable Amount calculated without giving effect to this proviso, minus the portion, if any, of the Allocable Loss Amount that otherwise would be applied to the Classes of Mezzanine Notes on such date in the absence of this proviso.

     Certificateholders' Monthly Interest Distributable Amount:  With
     ---------------------------------------------------------
respect to any Distribution Date, thirty (30) days' accrued interest at the Class B Pass Through Rate on the Class Principal Balance of the Class B Certificates immediately preceding such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date).

     Class:  With respect to the Notes, all Notes bearing the same class
     -----
designation, and with respect to the Certificates, the Class B Certificates.

     Class A-1 Note, Class A-2 Note, Class A-3 Note, Class A-4 Note, Class
     --------------  --------------  --------------  --------------  -----
M-1 Note and Class M-2 Note:  The respective meanings assigned thereto in
--------     --------------
the Indenture.

     Class B Optimal Principal Balance:  With respect to any Distribution
     ---------------------------------
Date prior to the Stepdown Date, zero; and with respect to any other Distribution Date, the Pool Principal Balance as of the preceding Determination Date minus the sum of (i) the aggregate Class Principal Balance of the Notes (after taking into account any distributions made on such Distribution Date in reduction of the Class Principal Balances of the Notes prior to such determination) and (ii) the Overcollateralization Target Amount for such Distribution Date; provided however, that the Class B Optimal Principal Balance amount shall never be less than zero or greater than the Original Class Principal Balance of the Class B Certificates as of such Distribution Date.

     Class B Pass-Through Rate:  The per annum rate of 8.17%.
     -------------------------

     Class Factor:  With respect to each Class and any date of
     ------------
determination, the then applicable Class Principal Balance of such Class divided by the Original Class Principal Balance thereof.

     Class M-1 Optimal Principal Balance:  With respect to any
     -----------------------------------
Distribution Date prior to the Stepdown Date, zero; and with respect to any other Distribution Date, the Pool Principal Balance as of the preceding Determination Date minus the sum of (i) the aggregate Class Principal Balance of the Senior Notes (after taking into account distributions made on such Distribution Date in reduction of the Class Principal Balances of the Classes of Senior Notes prior to such determination) and (ii) the greater of (x) the sum of (1) 27.00% of the Pool Principal Balance as of the preceding Determination Date and (2) the Overcollateralization Target Amount for such Distribution Date (calculated without giving effect to the proviso in the definition thereof) and (y) 0.50% of the Original Pool Principal Balance; provided however, that the Class M-1 Optimal Principal Balance shall never be less than zero or greater than the Original Class Principal Balance of the Class M-1 Notes.

     Class M-2 Optimal Principal Balance:  With respect to any
     -----------------------------------
Distribution Date prior to the Stepdown Date, zero; with respect to any other Distribution Date, the Pool Principal Balance as of the preceding Determination Date minus the sum of (i) the aggregate Class Principal Balance of the Senior Notes (after taking into account any distributions made on such Distribution Date in reduction of the Class Principal Balances of the Classes of Senior Notes prior to such determination) plus the Class Principal Balance of the Class M-1 Notes (after taking into account any distributions made on such Distribution Date in reduction of the Class Principal Balance of the Class M-1 Notes prior to such determination) and (ii) the greater of (x) the sum of (1) 7.00% of the Pool Principal Balance as of the preceding Determination Date and (2) the Overcollateralization Target Amount for such Distribution Date (without giving effect to the proviso in the definition thereof) and (y) 0.50% of the Original Pool Principal Balance; provided, however, that the Class M-2 Optimal Principal Balance shall never be less than zero or greater than the Original Class Principal Balance of the Class M-2 Notes.

     Class Principal Balance:  With respect to each Class and as of any
     -----------------------
date of determination, the Original Class Principal Balance of such Class reduced by the sum of (i) all amounts previously distributed in respect of principal of such Class on all previous Distribution Dates and (ii) with respect to the Class M-1 and Class M-2 Notes and the Class B Certificates, all Allocable Loss Amounts applied in reduction of principal of such Class on all previous Distribution Dates.

     Closing Date:  February 14, 1997.
     ------------

     Code:  The Internal Revenue Code of 1986, as amended from time to
     ----
time, and Treasury Regulations promulgated thereunder.

     Collection Account:  The account established and maintained by the
     ------------------
Servicer in accordance with Section 5.01.

     Combination Loan:  A loan, the proceeds of which were used by the
     ----------------
Obligor in combination to finance property improvements and for debt consolidation or other purposes.

     Co-Owner Trustee:  First Bank National Association, a national
     ----------------
banking association, in its capacity as the Co-Owner Trustee under the Trust Agreement acting on behalf of the Certificateholders, or any successor co-owner trustee under the Trust Agreement.

     Custodial Agreement:  The custodial agreement dated as of February 1,
     -------------------
1997 by and between the Depositor, Cityscape, as the Transferor and the Servicer, the Indenture Trustee, and First Bank National Association, a national banking association, as the Custodian providing for the retention of the Home Loan Files by the Custodian on behalf of the Indenture Trustee.

     Custodian:  Any custodian appointed by the Indenture Trustee pursuant
     ---------
to the Custodial Agreement, which shall not be affiliated with the Servicer, the Transferor, any Subservicer, or the Depositor. First Bank National Association shall be the initial Custodian pursuant to the terms of the Custodial Agreement.

     Custodian Fee:  If applicable, the annual fee payable to the
     -------------
Custodian, calculated and payable monthly on each Distribution Date pursuant to Section 5.01(c)(i) equal to the per annum percentage (as set forth in the Custodial Agreement) of the Pool Principal Balance as of the first day of the immediately preceding Due Period.

     Cut-Off Date:  The opening of business on February 1, 1997.
     ------------

     DCR:  Duff & Phelps Credit Rating Co.
     ---

     Debt Consolidation Loan:  A loan, the proceeds of which were
     -----------------------
primarily used by the related Obligor for debt consolidation purposes or purposes other than to finance property improvements.

     Debt Instrument:  The note or other evidence of indebtedness
     ---------------
evidencing the indebtedness of an Obligor under a Home Loan.

     Defaulted Home Loan:  With respect to any date of determination, any
     -------------------
Home Loan, including without limitation any Liquidated Home Loan, with respect to which any of the following has occurred as of the end of the preceding Due Period: (a) foreclosure or similar proceedings have been commenced; or (b) the Servicer or any Subservicer has determined in good faith and in accordance with customary servicing practices that such Home Loan is in default or imminent default.

     Defective Home Loan:  As defined in Section 3.05 hereof.
     -------------------

     Delinquent:  A Home Loan is "Delinquent" if any Monthly Payment due
     ----------
thereon is not made by the close of business on the day such Monthly Payment is scheduled to be paid. A Home Loan is "30 days Delinquent" if such Monthly Payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such Monthly Payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment
----
was due on the 31st day of such month) then on the last day of such immediately succeeding month. The determination of whether a Home Loan is "60 days Delinquent," "90 days Delinquent", etc., shall be done in like manner.

     Delivery:  When used with respect to Trust Account Property means:
     --------

          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Indenture Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property (as defined herein) to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

          (b) with respect to any securities issued by the U.S. Treasury, FNMA or FHLMC that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary that is also a "depository" pursuant to applicable federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the purchase by the Indenture Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

          (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Indenture Trustee or its nominee or custodian.

     Depositor:  Financial Asset Securities Corp., a Delaware corporation,
     ---------
and any successor thereto.

     Determination Date:  With respect to any Distribution Date, the
     ------------------
fourteenth calendar day of the month in which such Distribution Date occurs or if such day is not a Business Day, the immediately preceding Business Day.

     Distribution Date:  The 25th day of any month or if such 25th day is
     -----------------
not a Business Day, the first Business Day immediately following such day, commencing in March 1997.

     Distribution Statement:  As defined in Section 6.01.
     ----------------------

     DTC:  The Depository Trust Company.
     ---

     Due Date:  The day of the month on which the Monthly Payment is due
     --------
from the Obligor on a Home Loan.

     Due Period:  With respect to each Distribution Date, the calendar
     ----------
month immediately preceding the month in which such Distribution Date occurs.

     Eligible Account:  At any time, an account which is any of the
     ----------------
following: (i) an account maintained with a depository institution (A) the long-term debt obligations of which are at such time rated by each Rating Agency in one of their two highest long-term rating categories, or (B) the short-term debt obligations of which are then rated by each Rating Agency in their highest short-term rating category; (ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC; (iii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Indenture Trustee and the Issuer, which depository institution or trust company shall have capital and surplus of not less than $50,000,000; or (iv) an account that will not cause any Rating Agency to downgrade or withdraw its then-current rating(s) assigned to the Notes or the Class B Certificates, as evidenced in writing by such Rating Agency. (Each reference in this definition of "Eligible Account" to the Rating Agency shall be construed as a reference to Standard & Poor's, Fitch and DCR.)

     Eligible Servicer:  A Person who is qualified to act as Servicer of
     -----------------
the Home Loans under applicable federal and state laws and regulations.

     Event of Default:  As described in Section 10.01 hereof.
     ----------------

     Excess Spread:  With respect to any Distribution Date, the excess of
     -------------
(a) the Available Distribution Amount over (b) the Regular Distribution
Amount.

     FDIC:  The Federal Deposit Insurance Corporation and any successor
     ----
thereto.

     FHLMC:  The Federal Home Loan Mortgage Corporation and any successor
     -----
thereto.

     FICO Score:  The credit evaluation scoring methodology developed by
     ----------
Fair, Isaac and Company.

     Fidelity Bond:  As described in Section 4.03 hereof.
     -------------

     Fitch:  Fitch Investors Service, L.P.
     -----

     FNMA:  The Federal National Mortgage Association and any successor
     ----
thereto.

     Foreclosure Property:  Any real property securing a Home Loan that
     --------------------
has been acquired by the Servicer through foreclosure, deed in lieu of foreclosure or similar proceedings in respect of the related Home Loan.

     Home Loan:  Any Debt Consolidation Loan or Combination Loan that is
     ---------
included in the Home Loan Pool. As applicable, a Home Loan shall be deemed to refer to the related Debt Instrument, Mortgage and any related Foreclosure Property.

     Home Loan File:  As defined in Section 2.05.
     --------------

     Home Loan Interest Rate:  The fixed annual rate of interest borne by
     -----------------------
a Debt Instrument, as shown on the related Home Loan Schedule as the same may be modified by the Servicer in accordance with Section 4.01(c) hereof.

     Home Loan Pool:  The pool of Home Loans.
     --------------

     Home Loan Schedule:  The schedule of Home Loans attached hereto as
     ------------------
Exhibit A, as amended or supplemented from time to time, such schedule
---------
identifying each Home Loan by address (including the related city, state and zip code) of the related Mortgaged Property, if any, and the name(s) of each Obligor and setting forth as to each Home Loan the following information:
(i) the Principal Balance as of the Cut-Off Date, (ii) the account number,
(iii) the original principal amount, (iv) the Due Date, (v) the Home Loan Interest Rate, (vi) the first date on which a Monthly Payment is due under the related Debt Instrument, (vii) the Monthly Payment, (viii) the maturity date of the related Debt Instrument, and (ix) the remaining number of months to maturity as of the Cut-Off Date.

     HUD:  The United States Department of Housing and Urban Development
     ---
and any successor thereto.

     Indenture:  The Indenture, dated as of February 1, 1997, between the
     ---------
Issuer and the Indenture Trustee.

     Indenture Trustee:  First Bank National Association, a national
     -----------------
banking association, as Indenture Trustee under the Indenture and this Agreement acting on behalf of the Noteholders, or any successor indenture trustee under the Indenture or this Agreement.

     Indenture Trustee Fee:  The annual fee payable to the Indenture
     ---------------------
Trustee, calculated and payable monthly on each Distribution Date pursuant to
Section 5.01(c)(i), equal to the per annum percentage (as set forth in the Indenture Trustee Fee Agreement) of the Pool Principal Balance as of the first day of the immediately preceding Due Period.

     Indenture Trustee's Home Loan File:  As defined in Section 2.05(d).
     ----------------------------------

     Insurance Proceeds: With respect to any Home Loan, the proceeds paid
     ------------------
to the Servicer by any insurer pursuant to any insurance policy covering a Home Loan, Mortgaged Property or Foreclosure Property or any other insurance policy that relates to a Home Loan, net of any expenses which are incurred by the Servicer in connection with the collection of such proceeds and not otherwise reimbursed to the Servicer, other than proceeds of any insurance policy that are to be applied to the restoration or repair of the Mortgaged Property or released to the Obligor in accordance with customary mortgage loan servicing procedures applicable to the respective loan type, including Debt Consolidation Loans and Combination Loans.

     Liquidated Home Loan:  With respect to any date of determination, any
     --------------------
Home Loan or Foreclosure Property in respect of a Home Loan on which a Monthly Payment is in excess of 30 days past due and as to which the Servicer has determined that all amounts which it reasonably and in good faith expects to collect have been recovered from or on account of such Home Loan or the related Foreclosure Property; provided that, in any event, such Home Loan or the related Foreclosure Property shall be deemed uncollectible and therefore deemed a Liquidated Home Loan upon the earlier of: (a) the liquidation of the related Foreclosure Property, (b) the determination by the Servicer in accordance with customary servicing practices that no further amounts are collectible from the Home Loan and any related Mortgaged Property, or (c) the date on which any portion of a Monthly Payment on any Home Loan is in excess of 180 consecutive days past due.

     Liquidation Proceeds: With respect to a Liquidated Home Loan, any
     --------------------
cash amounts received in connection with the liquidation of such Liquidated Home Loan, whether through trustee's sale, foreclosure sale or other disposition, and any other amounts required to be deposited in the Collection Account pursuant to Section 4.02 or 4.04, in each case other than Insurance Proceeds and Released Mortgaged Property Proceeds.

     Loss Reimbursement Deficiency:  With respect to any Distribution Date
     -----------------------------
and the Class M-1 Notes, Class M-2 Notes or Class B Certificates, the amount of Allocable Loss Amounts applied to the reduction of the Class Principal Balance of such Class and not reimbursed pursuant to Section 5.01 hereof as of such Distribution Date, plus (in the case of the Class M-1 Notes and Class M-2 Notes) interest accrued on the unreimbursed portion thereof at the applicable Note Interest Rate through the end of the Due Period immediately preceding such Distribution Date; however, no interest shall accrue on any amount of any such accrued and unpaid interest.

     Majority Securityholders:  Until such time as the sum of the Class
     ------------------------
Principal Balances of all Classes of Notes has been reduced to zero, the holder or holders of in excess of 50% of the Class Principal Balance of all Classes of Notes (accordingly, the holders of the Class B Certificates shall be excluded from any rights or actions of the Majority Securityholders during such period); and thereafter, the holder or holders of in excess of 50% of the Class Principal Balance of the Class B Certificates.

     Mezzanine Noteholders' Interest Carry-Forward Amount:  With respect
     ----------------------------------------------------
to any Distribution Date, the excess of (A) the Mezzanine Noteholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Mezzanine Noteholders' Interest Carry-Forward Amount for preceding Distribution Dates, over (B) the amount of interest that is actually distributed to the Holders of Mezzanine Notes on such preceding Distribution Date.

     Mezzanine Noteholders' Interest Distributable Amount:  With respect
     ----------------------------------------------------
to any Distribution Date, the sum of the Mezzanine Noteholders' Monthly Interest Distributable Amount for such Distribution Date and the Mezzanine Noteholders' Interest Carry-Forward Amount for such Distribution Date.

     Mezzanine Noteholders' Monthly Interest Distributable Amount:  With
     ------------------------------------------------------------
respect to each Distribution Date and the Classes of Mezzanine Notes, the aggregate amount of thirty (30) days' accrued interest at the respective Note Interest Rates on the respective Class Principal Balances of such Classes immediately preceding such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date).

     Mezzanine Notes:  The Class M-1 Notes and Class M-2 Notes.
     ---------------

     Monthly Payment:  The scheduled monthly payment of principal and/or
     ---------------
interest required to be made by an Obligor on the related Home Loan, as set forth in the related Debt Instrument.

     Mortgage: The mortgage, deed of trust or other security instrument
     --------
creating a lien in accordance with applicable law on a Mortgaged Property to secure the Debt Instrument which evidences a secured Home Loan.

     Mortgaged Property: The real property encumbered by the Mortgage
     ------------------
which secures the Debt Instrument evidencing a secured Home Loan.

     Mortgaged Property States: Each state in which any Mortgaged Property
     -------------------------
securing a Home Loan is located as set forth in the Home Loan Schedule.

     Net Delinquency Calculation Amount:  With respect to any Distribution
     ----------------------------------
Date, the excess, if any, of (x) the product of 2.5 and the Six-Month Rolling Delinquency Average over (y) the aggregate of the amounts of Excess Spread for the three preceding Distribution Dates.

     Net Liquidation Proceeds: With respect to any Distribution Date, any
     ------------------------
cash amounts received from Liquidated Home Loans during the related Due Period, whether through trustee's sale, foreclosure sale, disposition of Mortgaged Properties or otherwise (other than Insurance Proceeds and Released Mortgaged Property Proceeds), and any other cash amounts received in connection with the management of the Mortgaged Properties relating to Defaulted Loans, in each case, net of any reimbursements to the Servicer made from such amounts for any unreimbursed Servicing Compensation and Servicing Advances (including Nonrecoverable Servicing Advances) made and any other fees and expenses paid in connection with the foreclosure, conservation and liquidation of the related Liquidated Home Loans or Foreclosure Property pursuant to Sections 4.02 and 4.04 hereof.

     Net Loan Losses: On each Distribution Date, the sum of
     ---------------

     (A) with respect to the Home Loans that become Liquidated Home Loans during the immediately preceding Due Period, an amount (but not less than zero) determined as of the related Determination Date equal to:

     (i) the aggregate uncollected Principal Balances of such Liquidated Home Loans as of the last day of such Due Period and without the application of any amounts included in clause (ii) below, minus

     (ii) the aggregate amount of any recoveries attributable to principal from whatever source received during any Due Period, with respect to such Liquidated Home Loans, including any Due Period subsequent to the Due Period wherein such Home Loan became a Liquidated Home Loan, and including without limitation any Net Liquidation Proceeds, any Insurance Proceeds, any Released Mortgaged Property Proceeds, any payments from the related Obligor and any payments made pursuant to Section 3.05, less the amount of any expenses incurred in connection with such recoveries; and

     (B) with respect to any Defaulted Home Loan that is subject to a modification pursuant to Section 4.02, an amount equal to the portion of the Principal Balance, if any, released in connection with such modification.

     Nonrecoverable Servicing Advance:  As of any date of determination
     --------------------------------
(i) any Servicing Advance previously made and not reimbursed from late collections, Liquidation Proceeds, Insurance Proceeds, Post Liquidation Proceeds or the Released Mortgaged Property Proceeds or (ii) a Servicing Advance proposed to be made in respect of a Home Loan or Foreclosure Property either of which, in the good faith business judgment of the Servicer, as evidenced by an Officer's Certificate delivered to the Indenture Trustee would not be ultimately recoverable.

     Note:  Any of the Senior Notes, the Class M-1 Notes and the Class M-2
     ----
Notes.

     Note Distribution Account:  The account established and maintained
     -------------------------
pursuant to Section 5.01(a)(2).

     Noteholder:  A holder of a Note.
     ----------

     Note Interest Rate:  With respect to each Class of Notes, the per
     ------------------
annum rate of interest payable to the holders of such Class of Notes.  The
Note Interest Rates with respect to the Classes of Notes are as follows:
Class A-1: 6.54%; Class A-2: 6.50%; Class A-3: 6.63%; Class A-4: 7.23%; Class
M-1: 7.58%; and Class M-2: 7.87%.

     Obligor: Each obligor on a Debt Instrument.
     -------

     Officer's Certificate:  A certificate delivered to the Indenture
     ---------------------
Trustee or the Issuer signed by the President or a Vice President or an Assistant Vice President of the Depositor, the Servicer or the Transferor, in each case, as required by this Agreement.

     Original Class Principal Balance:  With respect to the Classes of
     --------------------------------
Securities, as follows:  Class A-1: $36,650,000; Class A-2: $10,000,000;
Class A-3: $15,350,000; Class A-4: $20,714,000; Class M-1: $17,703,000; Class
M-2: $11,609,000; and the Class B Certificates: $4,063,942.

     Original Pool Principal Balance: $116,089,942, which is the Pool
     -------------------------------
Principal Balance as of the Cut-Off Date.

     Overcollateralization Amount:  With respect to any Distribution Date,
     ----------------------------
the amount equal to the excess of (A) the Pool Principal Balance over (B) the aggregate of the Class Principal Balances of the Securities (after giving effect to all prior distributions on the Classes of Securities and to the Residual Interest on such Distribution Date pursuant to Section 5.01(d) hereof).

     Overcollateralization Deficiency Amount:  With respect to any
     ---------------------------------------
Distribution Date, the excess, if any, of the Overcollateralization Target Amount over the Overcollateralization Amount (after giving effect to all prior distributions on the Classes of Securities and to the Residual Interest on such Distribution Date pursuant to Section 5.01(d) hereof).

     Overcollateralization Target Amount:  With respect to any
     -----------------------------------
Distribution Date occurring prior to the Stepdown Date, an amount equal to the greater of (x) 10% of the Original Pool Principal Balance and (y) the Net Delinquency Calculation Amount; with respect to any other Distribution Date, an amount equal to the greater of (x) 20% of the Pool Principal Balance as of the end of the related Due Period and (y) the Net Delinquency Calculation Amount; provided, however, that the Overcollateralization Target Amount shall in no event be less than 0.50% of the Original Pool Principal Balance.

     Ownership Interest:  As to any Security, any ownership or security
     ------------------
interest in such Security, including any interest in such Security as the holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Owner Trustee:  Wilmington Trust Company, as owner trustee under the
     -------------
Trust Agreement, and any successor owner trustee under the Trust Agreement.

     Owner Trustee Fee:  The annual fee of $4,000, payable in equal
     -----------------
monthly installments to the Servicer, who shall in turn pay such $4,000 to the Owner Trustee on the Distribution Date occurring in February each year during the term of this Agreement commencing in February 1998; provided that the initial Owner Trustee Fee shall be paid by the Transferor on the Closing Date.

     Percentage Interest:  As defined in the Trust Agreement.
     -------------------

     Permitted Investments:  Each of the following:
     ---------------------

          (1) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (2)  a repurchase agreement that satisfies the following criteria:
      (1) must be between the Indenture Trustee and either (a) primary dealers on the Federal Reserve reporting dealer list which are rated in one of the two highest categories for long-term unsecured debt obligations by each Rating Agency, or (b) banks rated in one of the two highest categories for long-term unsecured debt obligations by each Rating Agency; and (2) the written repurchase agreement must include the
     following:   (a) securities which are acceptable for transfer and are
     either (I) direct U.S. government obligations, or (II) obligations of a federal agency that are backed by the full faith and credit of the U.S. government, or FNMA or FHLMC; (b) a term no greater than 60 days for any repurchase transaction; (c) the collateral must be delivered to the Indenture Trustee or a third party custodian acting as agent for the Indenture Trustee by appropriate book entries and confirmation statements, and must have been delivered before or simultaneous with payment (i.e., perfection by possession of certificated securities); and
     (d) the securities sold thereunder must be valued weekly, marked-to-market at current market price plus accrued interest and the value of the collateral must be equal to at least 104% of the amount of cash transferred by the Indenture Trustee under the repurchase agreement and if the value of the securities held as collateral declines to an amount below 104% of the cash transferred by the Indenture Trustee plus accrued interest (i.e., a margin call), then additional cash and/or acceptable securities must be transferred to the Indenture Trustee to satisfy such margin call; provided, however, that if the securities used as collateral are obligations of FNMA or FHLMC, then the value of the securities held as collateral must equal at least 105% of the cash transferred by the Indenture Trustee under such repurchase agreement;

          (3) certificates of deposit, time deposits and bankers acceptances of any United States depository institution or trust company incorporated under the laws of the United States or any state, including the Indenture Trustee; provided that the debt obligations of such depository institution or trust company at the date of the acquisition thereof have been rated by each Rating Agency in one of its two highest long-term rating categories;

          (4) deposits, including deposits with the Indenture Trustee, which are fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, as the case may be;

          (5) commercial paper of any corporation incorporated under the laws of the United States or any state thereof, including corporate affiliates of the Indenture Trustee, which at the date of acquisition is rated by each Rating Agency in its highest short-term rating category and which has an original maturity of not more than 365 days;

          (6) debt obligations rated by each Rating Agency at the time at which the investment is made in its highest long-term rating category (or those investments specified in (3) above with depository institutions which have debt obligations rated by each Rating Agency in one of its two highest long-term rating categories);

          (7) money market funds which are rated by each Rating Agency at the time at which the investment is made in its highest long-term rating category, any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Permitted Investments set forth in this Agreement; or

          (8) any other demand, money market or time deposit obligation, security or investment as may be acceptable to each Rating Agency at the time at which the investment is made;

provided that no instrument described in the foregoing subparagraphs shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described in the foregoing subparagraphs may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

     Each reference in this definition of "Permitted Investments" to the Rating Agency shall be construed, in the case of each subparagraph above referring to each Rating Agency, as a reference to each of Standard & Poor's, Fitch and DCR.

     Person:  Any individual, corporation, partnership, joint venture,
     ------
limited liability company, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

     Physical Property:  As defined in the definition of "Delivery" above.
     -----------------

     Pool Principal Balance:  With respect to any date of determination,
     ----------------------
the aggregate Principal Balances of the Home Loans as of the end of the preceding Due Period; provided, however, that the Pool Principal Balance on the Distribution Date on which the Termination Price is to be paid will be deemed to have been equal to zero as of such date.

     Post Liquidation Proceeds:  As defined in Section 4.02(b).
     -------------------------

     Principal Balance:  With respect to any Home Loan or related
     -----------------
Foreclosure Property, (i) at the Cut-Off Date, the outstanding unpaid principal balance of the Home Loan as of the Cut-Off Date and (ii) with respect to any date of determination, the outstanding unpaid principal balance of the Home Loan as of the last day of the preceding Due Period (after giving effect to all payments received thereon and the allocation of any Net Loan Losses with respect to any Defaulted Home Loan that occurs during such Due Period), without giving effect to amounts received in respect of such Home Loan or related Foreclosure Property after such Due Period; provided, however, that any Home Loan that became a Liquidated Home Loan during the preceding Due Period shall have a Principal Balance of zero.

     Principal Prepayment:  With respect to any Home Loan and any Due
     --------------------
Period, any principal amount received on a Home Loan in excess of the principal portion of the Monthly Payment due in such Due Period.

     Prospectus:  The Depositor's final Prospectus as supplemented by the
     ----------
Prospectus Supplement.

     Prospectus Supplement:  The Prospectus Supplement to be prepared by
     ---------------------
the Transferor and the Depositor in connection with the issuance and sale of the Securities.

     Purchase Price:  As defined in Section 3.05 herein.
     --------------

     Qualified Substitute Home Loan:  A home loan or home loans
     ------------------------------
substituted for a Deleted Home Loan pursuant to Section 2.06 or 3.05, which
(i) has or have an interest rate or rates of not less than two percentage points fewer and not more than two percentage points greater than the Home Loan Interest Rate for the Deleted Home Loan, (ii) matures or mature not more than two years later than and not more than two years earlier than the Deleted Home Loan (provided, however, that no such Qualified Substitute Home Loan shall mature later than the latest maturing Home Loan), (iii) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance of the Deleted Home Loan as of such date, (iv) has or have a lien priority equal or superior to that of the Deleted Home Loan,
(v) has a borrower with a comparable credit grade classification to the credit grade classification of the borrower with respect to the Deleted Home Loans, including a FICO Score that is no more than 10 points below that of such Deleted Home Loan; and (vi) complies or comply as of the date of substitution with each representation and warranty set forth in Section 3.03 and is not more than 29 days delinquent as of the date of substitution for such loan. For purposes of determining whether multiple mortgage loans proposed to be substituted for one or more Deleted Home Loans pursuant to
Section 2.06 or 3.05 are in fact "Qualified Substitute Home Loans" as provided above, the criteria specified in clauses (i) and (iii) above may be considered on an aggregate or weighted average basis, rather than on a loan-by-loan basis (i.e., so long as the weighted average Home Loan Interest Rate of any loans proposed to be substituted is not less than two percentage points fewer than and not more than two percentage points greater than the Home Loan Interest Rate for the designated Deleted Home Loan or Home Loans, the requirements of clause (i) above would be deemed satisfied).

     Rating Agencies:  Standard & Poor's, Fitch and DCR.  If no such
     ---------------
organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable person designated by the Issuer, notice of which designation shall have been given to the Indenture Trustee, the Issuer and the Servicer.

     Ratings:  The ratings initially assigned to the Notes and the Class B
     -------
Certificates by the Rating Agencies, as evidenced by letters from the Rating Agencies.

     Record Date:  With respect to each Distribution Date, the close of
     -----------
business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

     Regular Distribution Amount:  With respect to any Distribution Date,
     ---------------------------
the lesser of (a) the Available Distribution Amount and (b) the sum of (i) the Senior Noteholders' Interest Distributable Amount, (ii) the Mezzanine Noteholders Interest Distributable Amount, (iii) the Certificateholders' Interest Distributable Amount and (iv) the Regular Principal Distribution Amount.

     Regular Principal Distribution Amount:  On each Distribution Date, an
     -------------------------------------
amount equal to the lesser of:

     (A) the aggregate of the Class Principal Balances of the Classes of Securities immediately prior to such Distribution Date; and

     (B) the sum of (i) each scheduled payment of principal collected by the Servicer in the related Due Period, (ii) all partial and full principal prepayments applied by the Servicer during such related Due Period, (iii) the principal portion of all Net Liquidation Proceeds, Insurance Proceeds and Released Mortgaged Property Proceeds received during the related Due Period,
(iv) that portion of the Purchase Price received prior to the related Determination Date, that represents principal with respect to any repurchased Home Loan; (v) the principal portion of any Substitution Adjustments required to be deposited in the Collection Account as of the related Determination Date and (vi) on the Distribution Date on which the Trust is to be terminated pursuant to Section 11.02 hereof, the Termination Price.

     Released Mortgaged Property Proceeds: With respect to any secured
     ------------------------------------
Home Loan, proceeds received by the Servicer in connection with (i) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which in either case are not released to the Obligor in accordance with applicable law, Accepted Servicing Procedures and this Agreement.

     Residual Interest: The interest which represents the right to the
     -----------------
amount remaining, if any, after all prior distributions have been made under this Agreement, the Indenture and the Trust Agreement on each Distribution Date and certain other rights to receive amounts hereunder and under the Trust Agreement.

     Responsible Officer:  When used with respect to the Indenture
     -------------------
Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Issuer, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and this Agreement on behalf of the Issuer. When used with respect to the Depositor, the Transferor, the Servicer, or the Custodian, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary.

     Securities:  The Notes and/or the Class B Certificates, as
     ----------
applicable.

     Securityholder:  A holder of a Note or Certificate, as applicable.
     --------------

     Senior Noteholders' Interest Carry-Forward Amount:  With respect to
     -------------------------------------------------
any Distribution Date, the excess of (A) the Senior Noteholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Senior Noteholders' Interest Carry-Forward Amount for preceding Distribution Dates, over (B) the amount of interest that is actually distributed to the Holders of Senior Notes on such preceding Distribution Date.

     Senior Noteholders' Interest Distributable Amount:  With respect to
     -------------------------------------------------
any Distribution Date, the sum of the Senior Noteholders' Monthly Interest Distributable Amount for such Distribution Date and the Senior Noteholders' Interest Carry-Forward Amount for such Distribution Date.

     Senior Noteholders' Monthly Interest Distributable Amount:  With
     ---------------------------------------------------------
respect to each Distribution Date and the Classes of Senior Notes, the aggregate amount of thirty (30) days' accrued interest at the respective Note Interest Rates on the respective Class Principal Balances of such Classes immediately preceding such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date).

     Senior Notes:  The Class A-1, Class A-2, Class A-3, and Class A-4
     ------------
Notes.

     Senior Optimal Principal Balance:  With respect to any Distribution
     --------------------------------
Date prior to the Stepdown Date, zero; with respect to any other Distribution Date, an amount equal to the Pool Principal Balance as of the preceding Determination Date minus the greater of (a) the sum of (1) 57.50% of the Pool Principal Balance as of the preceding Determination Date and (2) the Overcollateralization Target Amount for such Distribution Date (without giving effect to the proviso in the definition thereof) and (b) 0.5% of the Original Pool Principal Balance; provided however, that the Senior Optimal Principal Balance shall never be less than zero or greater than the Aggregate Note Principal Balance as of the Closing Date.

     Series or Series 1997-1: Cityscape Home Loan Asset Backed Securities,
     ------    -------------
Series 1997-1.

     Servicer:  Cityscape, in its capacity as the servicer hereunder, or
     --------
any successor appointed as herein provided.

     Servicer's Fiscal Year:  January 1st through December 31st of each
     ----------------------
year.

     Servicer's Home Loan Files:  In respect of each Home Loan, all
     --------------------------
documents customarily included in the servicer's loan file for the related type of Home Loan in accordance with the servicing standard set forth in
Section 4.01.

     Servicer's Monthly Remittance Report:  The monthly report described
     ------------------------------------
in Section 6.01(a).

     Servicing Advances:  Subject to Section 4.01(b), all reasonable,
     ------------------
customary and necessary "out of pocket" costs and expenses advanced or paid by the Servicer with respect to the Home Loans in accordance with the performance by the Servicer of its servicing obligations hereunder, including, but not limited to, the costs and expenses for (i) the preservation, restoration and protection of the Mortgaged Property, including without limitation advances in respect of real estate taxes and assessments,
(ii) any collection, enforcement or judicial proceedings, including without limitation foreclosures, collections and liquidations pursuant to Section 4.02, (iii) the conservation, management and sale or other disposition of a Foreclosure Property pursuant to Section 4.04, (iv) the preservation of the security for a Home Loan if any lienholder under a Superior Lien has accelerated or intends to accelerate the obligations secured by such Superior Lien pursuant to Section 4.06; provided that such Servicing Advances are reimbursable to the Servicer out of Net Liquidation Proceeds or, to the extent that such Servicing Advances constitute Nonrecoverable Servicing Advances, from any amounts on deposit in the Collection Account.

     Servicing Compensation:  The Servicing Fee and other amounts to which
     ----------------------
the Servicer is entitled pursuant to Sections 7.01 and 7.03.

     Servicing Fee: As to each Home Loan (including any Home Loan that has
     -------------
been foreclosed and has become a Foreclosure Property, but excluding any Liquidated Home Loan), the fee payable monthly to the Servicer on each Distribution Date, which shall be the product of 0.50% (50 basis points) and the Principal Balance of such Home Loan as of the beginning of the immediately preceding Due Period, divided by 12. The Servicing Fee includes any servicing fees owed or payable to any Subservicer which fees shall be paid from the Servicing Fee.

     Servicing Officer:  Any officer of the Servicer or Subservicer
     -----------------
involved in, or responsible for, the administration and servicing of the Home Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer's Certificate furnished by the Servicer or the Subservicer, respectively, to the Issuer and the Indenture Trustee, on behalf of the Securityholders, as such list may from time to time be amended.

     Six-Month Rolling Delinquency Average:  With respect to any
     -------------------------------------
Distribution Date, the average of the applicable 60-Day Delinquency Amounts for each of the six immediately preceding Due Periods, where the 60-Day Delinquency Amount for any Due Period is the aggregate of the Principal Balances of all Loans that are 60 or more days delinquent, in foreclosure or Foreclosure Property as of the end of such Due Period.

     Standard & Poor's: Standard & Poor's Ratings Group, a division of The
     -----------------
McGraw-Hill Companies, Inc., or any successor thereto.

     Stepdown Date:  The first Distribution Date occurring after February,
     -------------
2000 as to which the aggregate Class Principal Balance of the Senior Notes has been reduced to the excess of (i) the Pool Principal Balance as of the preceding Determination Date over (ii) the greater of (a) the sum of (1) 57.50% of the Pool Principal Balance as of the preceding Determination Date and (2) the Overcollateralization Target Amount for such Distribution Date (calculated without giving effect to the proviso in the definition thereof) and (b) 0.5% of the Original Pool Principal Balance.

     Subservicer:  Any Person with whom the Servicer has entered into a
     -----------
Subservicing Agreement and who is an Eligible Servicer and who satisfies any requirements set forth in Section 4.07(a) in respect of the qualifications of a Subservicer.

     Subservicing Account:  An account established by a Subservicer
     --------------------
pursuant to a Subservicing Agreement, which account must be an Eligible
Account.

     Subservicing Agreement:  Any agreement between the Servicer and any
     ----------------------
Subservicer relating to subservicing and/or administration of any or all Home Loans as provided in Section 4.07(a), copies of which shall be made available, along with any modifications thereto, to the Issuer and the Indenture Trustee.

     Substitution Adjustment:  As to any date on which a substitution
     -----------------------
occurs pursuant to Sections 2.06 or 3.05, the amount, if any, by which (a) the sum of the aggregate principal balance (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Home Loans as of the date of substitution plus any accrued and unpaid interest thereon to the date of substitution, is less than (b) the sum of the aggregate of the Principal Balances, together with accrued and unpaid interest thereon to the date of substitution, of the related Deleted Home Loans.

     Superior Lien:  With respect to any Home Loan which is secured by a
     -------------
lien other than a first priority lien, the mortgage loan(s) relating to the corresponding Mortgaged Property having a superior priority lien.

     Termination Price:  As of any date of determination, an amount
     -----------------
without duplication equal to the sum of (i) the then outstanding Class Principal Balances of the Classes of Notes plus all accrued and unpaid interest thereon, (ii) the then outstanding Class Principal Balance of the Class B Certificates plus all accrued and unpaid interest thereon, (iii) any Trust Fees and Expenses due and unpaid on such date and (iv) any unreimbursed Servicing Advances and any Nonrecoverable Servicing Advances.

     Transferor: Cityscape, in its capacity as the transferor hereunder.
     ----------

     Trust:  The Issuer.
     -----

     Trust Account Property:  The Trust Accounts, all amounts and
     ----------------------
investments held from time to time in any Trust Account and all proceeds of the foregoing.

     Trust Accounts:  The Note Distribution Account, the Certificate
     --------------
Distribution Account and the Collection Account.

     Trust Agreement:  The Trust Agreement dated as of February 1, 1997,
     ---------------
among the Depositor, the Company, the Co-Owner Trustee and the Owner Trustee.

     Trust Estate:  The assets subject to this Agreement, the Trust
     ------------
Agreement and the Indenture and assigned to the Trust, which assets consist of: (i) such Home Loans as from time to time are subject to this Agreement as listed in the Home Loan Schedule, as the same may be amended or supplemented from time to time including the removal of Deleted Home Loans and the addition of Qualified Substitute Home Loans, together with the Servicer's Home Loan Files and the Trustee's Home Loan Files relating thereto and all proceeds thereof, (ii) all payments in respect of interest due with respect to the Home Loans on or after the Cut-Off Date and all payments received with respect to principal, on or after the Cut-Off Date, (iii) such assets as from time to time are identified as Foreclosure Property, (iv) such assets and funds as are from time to time are deposited in the Collection Account, the Note Distribution Account and the Certificate Distribution Account, including amounts on deposit in such accounts which are invested in Permitted Investments, (v) the Issuer's rights under all insurance policies with respect to the Home Loans and any Insurance Proceeds and (vi) Net Liquidation Proceeds, Post Liquidation Proceeds and Released Mortgaged Property Proceeds.

     Trust Fees and Expenses:  As of each Distribution Date, an amount
     -----------------------
equal to the Servicing Compensation, the Indenture Trustee Fee, the Owner Trustee Fee and the Custodian Fee.

     Underwriter:  Greenwich Capital Markets, Inc.
     -----------

     Uninsured Cause:  Any cause of damage to a Mortgaged Property such
     ---------------
that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to this Agreement.

     Section 1.02   Other Definitional Provisions.
                    -----------------------------

     (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture and the Trust Agreement.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

     (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.


                                 ARTICLE II.

                         CONVEYANCE OF THE HOME LOANS
                        ----------------------------

     Section 2.01   Conveyance of the Home Loans.
                    ----------------------------

     (a) As of the Closing Date, in consideration of the Issuer's delivery of the Notes, Class B Certificates and Residual Interest Instruments to the Depositor or its designee, upon the order of the Depositor, the Depositor, as of the Closing Date and concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Trust Estate. The foregoing sale, transfer, assignment, set over and conveyance does not and is not intended to result in a creation or an assumption by the Issuer of any obligation of the Depositor, the Transferor or any other person in connection with the Trust Estate or under any agreement or instrument relating thereto except as specifically set forth herein.

     (b) As of the Closing Date, the Issuer acknowledges the conveyance to it of the Trust Estate, including all right, title and interest of the Depositor in and to the Trust Estate, receipt of which is hereby acknowledged by the Issuer. Concurrently with such delivery and in exchange therefor, the Issuer has pledged to the Indenture Trustee the Trust Estate and the Indenture Trustee, pursuant to the written instructions of the Issuer, has executed and caused to be authenticated and delivered the Notes to the Depositor or its designee, upon the order of the Issuer. In addition, concurrently with such delivery and in exchange therefor, the Owner Trustee, pursuant to the instructions of the Depositor, has executed (not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer) and caused to be authenticated and delivered the Class B Certificates and the Residual Interest to the Depositor or its designee, upon the order of the Depositor.

     Section 2.02   (RESERVED).
                    -----------

     Section 2.03   Ownership and Possession of Home Loan Files.
                    -------------------------------------------

     Upon the issuance of the Securities, with respect to the Home Loans, the ownership of each Debt Instrument, the related Mortgage and the contents of the related Servicer's Home Loan File and the Indenture Trustee's Home Loan File shall be vested in the Indenture Trustee for the benefit of the Securityholders, although possession of the Servicer's Home Loan Files (other than items required to be maintained in the Indenture Trustee's Home Loan Files) on behalf of and for the benefit of the Securityholders shall remain with the Servicer, and the Custodian shall take possession of the Indenture Trustee's Home Loan Files as contemplated in Section 2.06.


     Section 2.04   Books and Records.
                    -----------------
     The sale of each Home Loan shall be reflected on the Depositor's, the Depositor's affiliate, or the Transferor's, as the case may be, balance sheets and other financial statements as a sale of assets by the Depositor, the Depositor's affiliate, or the Transferor, as the case may be, under generally accepted accounting principles ("GAAP"). Each of the
                                                     ----
Servicer and the Custodian shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Home Loan which shall be clearly marked to reflect the ownership of each Home Loan by the Indenture Trustee for the benefit of the Securityholders.

     Section 2.05   Delivery of Home Loan Documents.
                    -------------------------------
     (a) With respect to each Home Loan, on the Closing Date the Transferor and/or the Depositor, as applicable, have delivered or caused to be delivered to the Custodian as the designated agent of the Indenture Trustee each of the following documents (collectively, the "Home Loan Files"):
                                        ---------------

          (i) The original Debt Instrument, endorsed by the Transferor in blank or in the following form: "Pay to the order of First Bank National Association, as Indenture Trustee under the Sale and Servicing Agreement, dated as of February 1, 1997, Cityscape Home Loan Owner Trust 1997-1, without recourse", with all prior and intervening endorsements showing a complete chain of endorsement from origination of the Home Loan to the Transferor;

          (ii) The original Mortgage with evidence of recording thereon (or, if the original Mortgage has not been returned from the applicable public recording office or is not otherwise available, a copy of the Mortgage certified by a Responsible Officer of the Transferor or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy or commitment therefor to be a true and complete copy of the original Mortgage submitted for recording) and, if the Mortgage was executed pursuant to a power of attorney, the original power of attorney with evidence of recording thereon (or, if the original power of attorney has not been returned from the applicable public recording office or is not otherwise available, a copy of the power of attorney certified by a Responsible Officer of the Transferor or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy or commitment therefor, to be a true and complete copy of the original power of attorney submitted for recording);

          (iii) The original executed Assignment of Mortgage, acceptable for recording except with respect to any currently unavailable recording information, from the Transferor to the Indenture Trustee in blank or in the following form: "First Bank National Association, as Indenture Trustee under the Sale and Servicing Agreement, dated as of February 1, 1997, Cityscape Home Loan Owner Trust 1997-1";

          (iv) The original Assignment of Mortgage and any original intervening Assignments of Mortgage, with evidence of recording thereon, showing a complete chain of assignment from origination of the Home Loan to the Transferor (or, if any such Assignment of Mortgage has not been returned from the applicable public recording office or is not otherwise available, a copy of such Assignment of Mortgage certified by a Responsible Officer of the Transferor or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy or commitment therefor to be a true and complete copy of the original Assignment submitted for recording);

          (v) the original, or a copy certified by the Transferor to be a true and correct copy of the original, of each assumption, modification, written assurance or substitution agreement, if any; and

     (b)  (RESERVED).

     (c) With respect to any Mortgage referred to in Section 2.05(a)(ii) above as to which the original Mortgage is not available as of the Closing Date, and with respect to any Assignment of Mortgage referred to in Section 2.05(a)(iii) or 2.05(a)(iv) as to which the original Assignment of Mortgage is not available as of the Closing Date, the Transferor shall deliver, prior to the Closing Date, a copy of such Mortgage or such Assignment of Mortgage, as the case may be, certified by the Transferor to be a true and correct copy, to the Indenture Trustee and shall also deliver the original Mortgage, or where the original Mortgage is unavailable a copy thereof certified by the applicable public recording office, and the original Assignment of Mortgage, or where the original Assignment of Mortgage is unavailable a copy thereof certified by the applicable public recording office, to the Indenture Trustee within five Business Days of receipt thereof by the Transferor but in no event later than 360 days following the date of origination of the related Home Loan or the date of such Assignment of Mortgage to the Transferor. The failure of the Transferor to deliver to the Indenture Trustee (x) any original Mortgage under Section 2.05(a)(ii) (or where the original is unavailable a copy thereof certified by the applicable public recording office), or (y) any original Assignment of Mortgage under Section 2.05(a)(iii) and (iv) (or where the original is unavailable a copy thereof certified by the applicable public recording office), shall not be deemed a breach of this Agreement for any purpose whatsoever until the expiration of such 360 day period.

     The Indenture Trustee shall promptly (and in no event later than five Business Days following the Closing Date) submit for recording, at the Transferor's own expense, in the appropriate public office for real property records, each original Assignment of Mortgage referred to in Section 2.05(a)(iii) above, as well as each original Assignment of Mortgage referred to in Section 2.05(a)(iv) above that was not previously submitted for recording. With respect to any original Assignment of Mortgage referred to in Section 2.05(a)(iii) above as to which the related recording information is unavailable within five Business Days following the Closing Date, such original Assignment of Mortgage shall be submitted for recording within five Business Days after receipt of such information (or any longer period as approved by the Indenture Trustee in writing with respect to specific Home Loans upon the request of the Transferor, pursuant to an Officer's Certificate in accordance with Accepted Servicing Procedures, stating the amount of time generally required by the applicable recording office to record and return such documents submitted for recordation). The Transferor shall deliver each recorded Assignment of Mortgage referred to in Section 2.05(a)(iii) or, where the original is unavailable, a copy thereof certified by the applicable public recording office to be a true and correct copy of the original, to the Indenture Trustee no later than the earlier of (i) five Business Days after receipt thereof and (ii) within 360 days of the Closing Date. Any failure of the Transferor to deliver to the Indenture Trustee, prior to the expiration of such 360 day period, any such recorded Assignment of Mortgage, or such certified copy if such recorded Assignment of Mortgage has not been received by it, shall not be deemed a breach of this Agreement for any purpose. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Transferor shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter cause each such Assignment of Mortgage to be duly recorded.

     The Indenture Trustee shall promptly upon receipt thereof (and in any event no longer than 30 days following the Closing Date), with respect to each Debt Instrument and Assignment of Mortgage delivered in blank in accordance with Section 2.05(a)(i) and (iii), respectively, endorse each such Debt Instrument and Assignment of Mortgage in the form described therein.

     The Servicer shall promptly upon receipt thereof (and in no event later than the earlier of (i) five Business Days following such receipt and (ii) 360 days after the Closing Date) deliver to the Indenture Trustee (a) the original recorded Mortgage in those instances where a certified copy thereof was delivered to the Indenture Trustee; (b) the original recorded Assignment of Mortgage or Assignment of Mortgages showing a complete chain of assignment from origination of a Home Loan to the Transferor in those instances where certified copies thereof were delivered to the Indenture Trustee; (c) the original policy of title insurance (or the title report) or a copy certified by the Transferor to be a true and correct copy in those instances where a commitment (binder) (including any marked additions thereto or deletions therefrom) to issue such policy was delivered to the Indenture Trustee; and
(d) any other original documents constituting a part of a Home Loan File received with respect to any Home Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Home Loan.

     All original documents relating to the Home Loans that are not delivered to the Indenture Trustee are and shall be held by the Transferor or the Servicer, as the case may be, in trust for the benefit of the Indenture Trustee on behalf of the Securityholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Home Loan File, such document shall be delivered promptly to the Indenture Trustee. Any original document that is not required pursuant to the terms of this Section to be a part of a Home Loan File delivered to or held by the Indenture Trustee shall be delivered promptly to the Servicer.

     In connection with the delivery of documentation provided by this
Section 2.05, the Transferor hereby appoints the Indenture Trustee its attorney with full power and authority to act in its stead for the purpose of executing and certifying assignments and endorsing and certifying promissory notes which make a part of each Home Loan File to cure any deficiencies in such documentation.

     If the Transferor has not delivered all required documentation with respect to any Home Loan within the time periods, if any, specified in this Agreement, the Transferor shall be required to take action with respect to such Home Loan as and to the extent provided in Section 2.06 hereof.

     (d) All Home Loan documents held by the Custodian on behalf of the Indenture Trustee are referred to herein as the "Indenture Trustee's Home
                                                 ------------------------
Loan File."  All recordings required pursuant to this Section 2.05 shall
---------
be accomplished by and at the expense of the Transferor.

     Section 2.06   Acceptance by Indenture Trustee of the Home Loans;
                    --------------------------------------------------
Certain Substitutions;             Initial Certification by Custodian.
----------------------             -----------------------------------

     The Indenture Trustee acknowledges (a) the receipt by it on the Closing Date, in good faith without notice of adverse claims, subject to the provisions of Sections 2.05(a)(ii) and 2.05(c) and to any exceptions noted on the Indenture Trustee's receipt in the form annexed hereto as Exhibit C delivered to the Transferor, the Depositor and the Servicer on the Closing Date, of the documents referred to in Section 2.05(a)(i), (ii), (iii), (iv) and (v) above (except that any such applicable document may be endorsed in blank upon receipt) with respect to the Home Loans listed on the Home Loan Schedule delivered to the Indenture Trustee on the Closing Date and (b) the assignment to it of (x) all other assets included in clauses (i) through (v) of the definition of "Trust Estate" and (y) the Trust Accounts. The Indenture Trustee declares that it holds and will hold such documents and the other documents delivered to it constituting the Home Loan Files, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Estate" that are delivered to it, in trust for the exclusive use and benefit of all present and future Securityholders.

     Within 10 Business Days following the Closing Date, the Indenture Trustee shall deliver to the Transferor, the Depositor and the Servicer a certification in the form annexed hereto as Exhibit D, with any applicable exceptions noted thereon.

     After the delivery of the certification, the Indenture Trustee shall provide to the Servicer, the Transferor and the Depositor, and the Transferor shall in turn provide to the Indenture Trustee, no less frequently than quarterly, updated certifications, a form of which is attached hereto as Exhibit E, indicating the then-current status of exceptions until all such exceptions have been eliminated.

     If in the process of reviewing the Home Loan Files and making or preparing the certifications referred to above the Indenture Trustee finds any document or documents constituting a part of a Home Loan File to be missing or defective in any material respect, or at the end of any 360-day period referenced above finds that all recorded Assignments of Mortgage and all original Mortgages or certified copies thereof have not been delivered to it, the Indenture Trustee shall promptly so notify the Transferor, the Depositor and the Servicer. In performing any such review, the Indenture Trustee may conclusively rely on the Transferor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Indenture Trustee's review of the items delivered to the Indenture Trustee pursuant to this Section 2.06, unless otherwise expressly stated, shall be limited solely to confirming that the documents referred to in this Section 2.06 have been executed and received, relate to the Home Loans in the Home Loan Schedule and conform as to the loan number and address and description thereof contained in the Home Loan Schedule. In addition, upon the discovery by the Transferor, the Depositor, the Servicer or the Indenture Trustee of a breach of any of the representations and warranties made by the Transferor herein in respect of any Home Loan which materially and adversely affects the value of such Home Loan or the interests of the Securityholders in such Home Loan, the Person discovering such breach shall give prompt written notice to the other Persons set forth in this sentence.

     At such time as any Home Loan becomes 90 days Delinquent, the Servicer shall make, or cause to be made, a reasonable investigation to determine whether such Home Loan satisfied the representations and warranties of the Transferor set forth in Section 3.03 as of the Closing Date; provided,
                                                             --------
however, that only one such investigation shall be required for any Home Loan.
------

     If the Transferor has not delivered all required documentation with respect to any Home Loan within the time periods specified in this Agreement (as such may have been extended pursuant to Section 2.05(c) hereof), the Transferor shall be required to take action with respect to such Home Loan as and to the extent provided in Section 3.05 hereof.


                                 ARTICLE III.

                        REPRESENTATIONS AND WARRANTIES
                       ------------------------------

     Section 3.01   Representations and Warranties of the Depositor.
                    -----------------------------------------------

     The Depositor hereby represents and warrants to the Transferor, the Indenture Trustee, the Owner Trustee and the Securityholders that as of the Closing Date:

     (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has, and had at all relevant times, full power to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement and to create the Trust pursuant hereto;

     (b) The execution and delivery of this Agreement by the Depositor and its performance of and compliance with the terms of this Agreement will not violate the Depositor's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets;

     (c) The Depositor has the full power and authority to enter into and consummate the transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Indenture Trustee, the Transferor and the Servicer, constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

     (d) The Depositor is not in violation of, and the execution and delivery of this Agreement by the Depositor and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or materially and adversely affect the performance of its duties hereunder;

     (e) There are no actions or proceedings against, or investigations of, the Depositor pending with regard to which the Depositor has received service of process, or, to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement or render the Securities invalid, (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or
(C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or the Securities;

     (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the Certificates, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

     (g) The Depositor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Agreement or its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Depositor prior to the date hereof;

     (h) The Depositor did not sell the Home Loans to the Trust with any intent to hinder, delay or defraud any of its creditors; the Depositor will not be rendered insolvent as a result of the sale of the Home Loans to the Trust;

     (i) As of the Closing Date, the Depositor had good title to, and was the sole owner of, each Home Loan free and clear of any Lien other than any such Lien released simultaneously with the sale contemplated herein, and, immediately upon each transfer and assignment herein contemplated, the Depositor will have taken all steps necessary so that the Trust will have good title to, and will be the sole owner of, each Home Loan free and clear of any lien;

     (j) The Depositor acquired title to each of the Home Loans in good faith, without notice of any adverse claim;

     (k) No Officers' Certificate, statement, report or other document prepared by the Depositor and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

     (l) The Depositor is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended; and

     (m) The transfer, assignment and conveyance of the Debt Instruments and the Mortgages by the Depositor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

     Section 3.02   Representations and Warranties of the Transferor.
                    ------------------------------------------------
     The Transferor hereby represents and warrants to the Indenture Trustee, the Owner Trustee, the Securityholders and the Depositor that as of the Closing Date or as of such date specifically provided herein:

     (a) The Transferor is a corporation licensed as a mortgage banker duly organized, validly existing and in good standing under the laws of the State of New York and has, and had at all relevant times, full corporate power to originate or purchase the Home Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

     (b) The execution and delivery of this Agreement by the Transferor and its performance of and compliance with the terms of this Agreement will not violate the Transferor's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Transferor is a party or which may be applicable to the Transferor or any of its assets;

     (c) The Transferor has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Indenture Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Transferor, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

     (d) The Transferor is not in violation of, and the execution and delivery of this Agreement by the Transferor and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Transferor or its properties or materially and adversely affect the performance of its duties hereunder;

     (e) There are no actions or proceedings against, or investigations of, the Transferor pending or, to the knowledge of the Transferor, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement or render the Securities invalid, (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement or the Securities;

     (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Transferor of, or compliance by the Transferor with, this Agreement or the Securities, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

     (g) The Transferor acquired title to the Home Loans in good faith, without notice of any adverse claim;

     (h)  (Reserved)

     (i) No Officers' Certificate, statement, report or other document prepared by the Transferor and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

     (j) The Transferor is duly licensed where required as a "Licensee" or is otherwise qualified in each state in which it transacts business and is not in default of such state's applicable laws, rules and regulations, except where the failure to so qualify or such default would not have a material adverse effect on the ability of the Transferor to conduct its business or perform its obligations hereunder;

     (k) The Transferor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Agreement or by the performance of its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Transferor prior to the date hereof;

     (l) The information under the captions "Summary /__/ The Loans," "The Pool," "Risk Factors--Underwriting Guidelines" and "The Transferor and Servicer" in the Prospectus Supplement contains no untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (m) The Transferor is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

     It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive delivery of the respective Home Loan Files to the Custodian (as the agent of the Indenture Trustee) and shall inure to the benefit of the Securityholders, the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee and the Trust. Upon discovery by any of the Transferor, the Depositor, the Servicer or the Indenture Trustee of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Home Loan or the interests of the Securityholders therein, the party discovering such breach shall give prompt written notice (but in no event later than two
Business Days following such discovery) to the other parties. The obligations of the Transferor set forth in Section 3.05 to cure any breach or to substitute for or repurchase an affected Home Loan shall constitute the sole remedies available to the Securityholders, the Depositor, to the Servicer, the Indenture Trustee, or to the Owner Trustee respecting a breach of the representations and warranties contained in this Section 3.02.

     Section 3.02A     Representations, Warranties and Covenants of the
                       ------------------------------------------------
Servicer.
---------

     The Servicer hereby represents and warrants to and covenants with the Owner Trustee, the Securityholders, the Depositor and the Transferor that as of the Closing Date or as of such date specifically provided herein:

     (a) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Home Loan in accordance with the terms of this Agreement;

     (b) The execution and delivery of this Agreement by the Servicer and its performance of and compliance with the terms of this Agreement will not violate the Servicer's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets;

     (c) The Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Indenture Trustee and the Owner Trustee, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

     (d) The Servicer is not in violation of, and the execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or materially and adversely affect the performance of its duties hereunder;

     (e) There are no actions or proceedings against, or investigations of, the Servicer pending, or, to the knowledge of the Servicer, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement or render the Securities invalid, (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or the Securities;

     (f) The Servicer will examine each Subservicing Agreement and will be familiar with the terms thereof. Each designated Subservicer and the terms of each Subservicing Agreement will be required to comply with the provisions of Section 4.07. The terms of any Subservicing Agreement will not be inconsistent with any of the provisions of this Agreement;

     (g) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the Securities, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

     (h) The collection practices used by the Servicer with respect to the Home Loans have been, in all material respects, legal, proper, prudent and customary in the non-conforming mortgage servicing business;

     (i) The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

     (j) The Servicer is duly licensed where required as a "Licensee" or is otherwise qualified in each state in which it transacts business and is not in default of such state's applicable laws, rules and regulations, except where the failure to so qualify or such default would not have a material adverse effect on the ability of the Servicer to conduct its business or perform its obligations hereunder;

     (k) The Servicer services mortgage loans in accordance with Accepted Servicing Procedures;

     (l) The information under the captions "Risk Factors - Underwriting Guidelines" and "The Transferor and Servicer" in the Prospectus Supplement contains no untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (m) No Officers' Certificate, statement, report or other document prepared by the Servicer and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

     (n) The Servicer is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

     It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.02A shall survive delivery of the respective Home Loan Files to the Indenture Trustee and shall inure to the benefit of the Depositor, the Securityholders and the Indenture Trustee. Upon discovery by any of the Transferor, the Depositor, the Servicer or the Indenture Trustee of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the value of any Home Loan or the interests of the Securityholders therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties.

     Section 3.03   Representations and Warranties regarding Individual
                    ---------------------------------------------------
Home Loans.
----------

     The Transferor hereby represents and warrants to the Depositor, the Issuer, the Indenture Trustee and the Securityholders, with respect to each Home Loan, as of the Closing Date:

     (a)  Home Loan Information.  The information with respect to each
          ---------------------
Home Loan set forth in the Home Loan Schedule is complete, true and correct as of the Cut-Off Date.

     (b)  Delivery of Home Loan Documents.  All of the original or
          -------------------------------
certified documentation required to be delivered to the Indenture Trustee or to the Custodian on or prior to the Closing Date or as otherwise provided in this Agreement has been so delivered.

     (c)  Payments Current.  As of the Cut-Off Date, approximately 0.46%
          ----------------
(by aggregate Cut-Off Date Principal Balance) of the Home Loans are more than 30 days but not more than 59 days delinquent, based on the terms under which the related Mortgages, if applicable, and Debt Instruments have been made and none of the Home Loans are 60 or more days delinquent. The Transferor has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the related Obligor, directly or indirectly, for the payment of any amount required by any Home Loan.

     (d)  No Waiver or Modification.  The terms of each Debt Instrument
          -------------------------
and Mortgage have not been impaired, waived, altered or modified in any respect that would have any adverse effect upon any of the Securityholders, except by written instruments reflected in the Indenture Trustee's Home Loan File. No instrument of waiver, alteration, modification or assumption has been executed except for the instruments that are part of the Indenture Trustee's Home Loan File and the terms of which are reflected in the Indenture Trustee's Home Loan File.

     (e)  No Defenses.  No Debt Instrument or Mortgage, if applicable, is
          -----------
subject to any set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Debt Instrument or Mortgage, if applicable, or the exercise of any right thereunder, render such Debt Instrument or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted in any proceeding or was asserted in any state or federal bankruptcy or insolvency proceeding at the time the related Home Loan was originated.

     (f)  Compliance with Laws.  Any and all requirements of any federal,
          --------------------
state or local law applicable to each Home Loan have been complied with including, without limitation, all consumer, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Home Loan; each Home Loan was originated in compliance with all applicable laws and no fraud or misrepresentation was committed by any Person in connection therewith.

     (g)  No Satisfaction or Release of Lien.  No Mortgage, if applicable,
          ----------------------------------
has been satisfied, canceled, subordinated or rescinded, in whole or in part. No Mortgaged Property has been released from the lien of the related Mortgage, if applicable, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission, other than the subordination of the lien of such Mortgage securing a Home Loan with respect to which a related Superior Lien was released in connection with the refinancing of the mortgage loan relating to such Superior Lien.

     (h)  Valid Lien.  With respect to each Debt Instrument that is
          ----------
secured by a Mortgage, such Mortgage is or creates a valid, subsisting and enforceable lien on the related Mortgaged Property, including the land and all buildings on the related Mortgaged Property.

     (i)  Validity of Home Loan Documents.  Each Debt Instrument and each
          -------------------------------
Mortgage is genuine and each is the legal, valid and binding obligation of the Obligor thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights in general and by general principles of equity. All parties to each Debt Instrument and each Mortgage, if applicable, had legal capacity at the time to enter into the related Home Loan and to execute and deliver such Debt Instrument and Mortgage, and such Debt Instrument and Mortgage have been duly and properly executed by such parties.

     (j)  Full Disbursement of Proceeds.  As of the Cut-Off Date, the
          -----------------------------
proceeds of each Home Loan have been fully disbursed and there is no requirement for future advances thereunder, all costs, fees and expenses incurred in making or closing each Home Loan and the recording of the Mortgage, if applicable, were disbursed, the Obligor is not entitled to any refund of any amounts paid or due under the Debt Instrument or any related Mortgage and any and all requirements set forth in the related Home Loan documents have been complied with.

     (k)  Ownership.  Immediately prior to the conveyance thereof to an
          ---------
affiliate of the Depositor, the Transferor had good and marketable title to each Home Loan, Debt Instrument and Mortgage, was the sole owner thereof and had full right to sell each Home Loan, Debt Instrument and Mortgage to such affiliate of the Depositor and upon the conveyance thereof by the Transferor to such affiliate of the Depositor, such affiliate of the Depositor became the sole owner of each Home Loan, Debt Instrument and Mortgage free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

     (l)  Ownership of Mortgaged Property.  With respect to each Home
          -------------------------------
Loan, the related Mortgaged Property is occupied by the Obligor(s) under such Home Loan.

     (m)  Marketability of Title.  Neither the Home Loans nor the related
          ----------------------
Mortgages are assigned or pledged by the Transferor to any Person other than the Issuer, and immediately prior to the transfer of the Home Loans from the Transferor to an affiliate of the Depositor, the Transferor had good and marketable title thereto, and was the sole owner and holder of the Home Loans free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature (each, a "Lien"), other than any such Lien released simultaneously with the sale contemplated herein, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement, and immediately upon the transfer and assignment of each Home Loan as herein contemplated, the Issuer shall have good title to, and will be the sole legal owner of, each Home Loan free and clear of any Lien (except for any Lien (i) arising under operation of law that is affirmatively insured by the related title insurance policy, (ii) related to real estate taxes and special assessments not yet due and (iii) that is a Superior Lien);

     (n)  (Reserved)

     (o)  (Reserved)

     (p)  No Defaults.  Except with respect to any delinquent scheduled
          -----------
payment set forth in subsection (c) above, there is no default, breach, violation or event of acceleration existing under any Mortgage, if applicable, or any Debt Instrument and, to the best of the Transferor's knowledge, there is no event which, with the passage of time or with notice and/or the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration and the Transferor has not waived any such default, breach, violation or event of acceleration, except as set forth in an instrument of waiver, alteration, modification or assumption that is included in the Indenture Trustee's Home Loan File.

     (q)  No Condemnation or Damage.  To the best of the Transferor's
          -------------------------
knowledge, the physical condition of each Mortgaged Property has not deteriorated since the date of origination of the related Home Loan (normal wear and tear excepted) and there is no proceeding pending for the total or partial condemnation of any Mortgaged Property.

     (r)  Mortgage Remedies Adequate.  Each Mortgage, if applicable,
          --------------------------
contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise, by judicial foreclosure.

     (s)  Underwriting of Home Loans.  Each Home Loan has been
          --------------------------
underwritten by the originator thereof in accordance with the Transferor's then-current "Sav/*/-A-Loan" underwriting guidelines.

     (t)  Terms of Home Loans.  Each Home Loan is a fixed rate loan; each
          -------------------
Debt Instrument has an original term to maturity of not less than 180 months nor more than 240 months from the date of origination; each Debt Instrument is payable in monthly installments of principal and interest, with interest payable in arrears, and requires a monthly payment which is sufficient to amortize the original principal balance over the original term and to pay interest at the related Home Loan Interest Rate; and no Debt Instrument provides for any extension of the original term.

     (u)  Security.  No Debt Instrument is, or has been, secured by any
          --------
collateral except the lien of the related Mortgage, if applicable.

     (v)  Deed of Trust.  If a Mortgage for a Home Loan constitutes a deed
          -------------
of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves as such and is named in such Mortgage, or a valid substitution of trustee has been recorded or may be recorded and no extraordinary fees or expenses are, or will become, payable by the Transferor to the trustee under the deed of trust, except in connection with default proceedings and a trustee's sale after default by the related Obligor.

     (w)  Types of Home Loans.  Each Home Loan is either (i) a Debt
          -------------------
Consolidation Loan, or (ii) a Combination Loan. No Home Loan was originated for the express purpose of purchasing a home.

     (x)  Origination Practices.  The origination practices used by each
          ---------------------
originator of the Home Loans and the servicing and collection practices used by the Transferor with respect to each Home Loan have been in all material respects legal, proper, prudent and customary with respect to the loan origination and servicing business as applicable to the respective loan type.

     (y)  Servicing Practices.  Each Home Loan has been serviced in
          -------------------
accordance with all applicable laws and, to the best of the Transferor's knowledge, no fraud or misrepresentation was committed by any Person in connection therewith.

     (z)  No Bulk Transfer.  The sale, transfer, assignment, conveyance
          ----------------
and grant of the Debt Instruments and the Mortgages, if applicable, by the Transferor to the Depositor were not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

     (aa) (Reserved)

     (ab) Relief Act Matters.  No Obligor has notified the Transferor, and
          ------------------
no relief has been requested or allowed to an Obligor under the Soldiers' and Sailors' Civil Relief Act of 1940.

     (ac) Selection Criteria.  The Home Loans were not selected by the
          ------------------
Transferor for sale to the Depositor's affiliate or the Issuer on any basis intended to adversely affect the Depositor's affiliate or the Issuer.

     (ad) Superior Lien Delinquencies.  No Superior Lien was more than 30
          ---------------------------
days past due at the time of origination of the related Home Loan.

     (ae) Treasury Regulation Section301.7701.  On the Closing Date, 55%
          -----------------------------------
or more (by aggregate Principal Balance) of the Home Loans do not
                                                              ---
constitute "real estate mortgages" for the purpose of Treasury Regulation Section301.7701 under the Code. For this purpose a Home Loan does not
                                                                   ---
constitute a "real estate mortgage" if:

          (i)  The Home Loan is not secured by an interest in real
                                ---
property, or

          (ii) The Home Loan is not an "obligation principally secured by
                                ---
an interest in real property." For this purpose an "obligation is principally secured by an interest in real property" if it satisfies either the test set out in paragraph (1) or paragraph (2) below.
------

          (1) The 80-percent test. An obligation is principally secured by an interest in real property if the fair market value of the interest in real property securing the obligation

               (A) was at least equal to 80 percent of the adjusted issue price of the obligation at the time the obligation was originated (or, if later, the time the obligation was significantly modified); or

               (B) is at least equal to 80 percent of the adjusted issue price of the obligation on the Closing Date.

               For purposes of this paragraph (1), the fair market value of the real property interest must be first reduced by the amount of any lien on the real property interest that is senior to the obligation being tested, and must be further reduced by a proportionate amount of any lien that is in parity with the obligation being tested, in each case before the percentages set forth in (1)(A) and (1)(B) are determined. The adjusted issue price of an obligation is its issue price plus the amount of accrued original issue discount, if any, as of the date of determination.

          (2) Alternative test. An obligation is principally secured by an interest in real property if substantially all of the proceeds of the obligation were used to acquire or to improve or protect an interest in real property that, at the origination date, is the only security for the obligation. For purposes of this test, loan guarantees made by the United States or any state (or any political subdivision, agency, or instrumentality of the United States or of any state), or other third party credit enhancement are not viewed as additional security for a loan. An obligation is not considered to be secured by property other than real property solely because the obligor is personally liable on the obligation. For this purpose only, substantially all of the proceeds of the obligations means 662/3% or more of the gross proceeds.

     (af) Good Repair.  To the best of the Transferor's knowledge, the
          -----------
related Mortgaged Property is free of damage and in good repair or will be free of damage and in good repair following the completion of any improvements or repairs to be financed by the related Home Loan.

     (ag) Home Loan Interest Method.  Interest for each Home Loan is
          -------------------------
calculated at a rate of interest computed by the actuarial method.

     (ah) (Reserved)

     (ai) No Encroachment.  To the best of the Transferor's knowledge, all
          ---------------
required inspections, licenses and certificates with respect to the use and occupancy of all occupied portions of all property securing the Mortgages, if applicable, have been made, obtained or issued as applicable. To the best of the Transferor's knowledge, all improvements which were considered in determining the appraised value of the property securing each Mortgage, if applicable, lay wholly within the boundaries and building restrictions lines of the related property and no improvements on adjoining properties encroach upon such property and no improvement located on or being a part of such property is in violation of any applicable zoning laws or regulation.

     (aj)      Consent of Senior Lien.  With respect to each Home Loan
               ----------------------
that is not a first mortgage loan, either (i) no consent for the Home Loan is required by the holder of the related prior lien or (ii) such consent has been obtained and has been delivered to the Indenture Trustee.

     (ak) Insurance.  If the Mortgaged Property was, at the time of
          ---------
origination of the related Home Loan, in an area identified on a Flood Hazard Boundary Map or Flood Hazard Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and if the flood insurance policy referenced herein has been made available), a flood insurance policy is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount that is not less than the value of such Mortgaged Property. All individual insurance policies (collectively, the "hazard insurance policy") are the valid and binding obligation of the insurer and contain a standard mortgagee clause naming the Transferor, its successors and assigns, as mortgagee. All premiums thereon have been paid. The Mortgage obligates the Obligor thereunder to maintain all such insurance at the Obligor's cost and expense, and upon the Obligor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Obligor's cost and expense and to seek reimbursement therefor from the Obligor. All acts required to be performed to preserve the rights and remedies of the Indenture Trustee in any such insurance policies have been performed including, without limitation, any necessary notifications of insurers and assignments of policies or interests therein.

     (al) No Fraudulent Conveyance.  The Home Loans are not being
          ------------------------
transferred with any intent to hinder, delay or defraud any creditors.

     (am) (Reserved)

     (an) Environmental Compliance.  To the best of the Transferor's
          ------------------------
knowledge, the Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation.

     (ao) Description Conforms to Prospectus Supplement.  Each Home Loan
          ---------------------------------------------
conforms, and all Home Loans in the aggregate conform, in all material respects to the description thereof set forth in the Prospectus Supplement.

     (ap) No Buydown, GPM or Shared Appreciation Loans.  No Home Loan
          --------------------------------------------
contains any provisions pursuant to which principal and interest payments are paid or partially paid with funds deposited in any separate account established by the Transferor, the Obligor or anyone else on behalf of the Obligor, or paid by any source other than the Obligor. No Home Loan contains any other similar provision which may constitute a "buydown" provision. No Home Loan is a graduated payment mortgage loan. No Home Loan has a shared appreciation or other contingent interest feature.

     (aq) No Chattel Paper.  Each Debt Instrument is comprised of one
          ----------------
original promissory note and each such promissory note constitutes an "instrument" for purposes of Section 9-105(1)(i) of the UCC. No Debt Instrument constitutes or is comprised of "chattel paper" as such term is defined in Section 9-105(1)(b) of the UCC. Each Debt Instrument has been delivered to the Indenture Trustee.

     (ar) Entire Agreement.  The Debt Instrument and the Mortgage, if
          ----------------
applicable, contain the entire agreement between the related Obligor and the lender and all obligations of the lender under the related Home Loan, and no other agreement defines, modifies, or expands the obligations of the lender under the Home Loan, except for any assumptions or modifications included in the Indenture Trustee's Home Loan File pursuant to Section 2.05(a)(v).In light of the Transferor's underwriting guidelines, the Transferor has reviewed all of the documents constituting each Servicer's Home Loan File and each Indenture Trustee's Home Loan File and has made such inquiries as it deems reasonable under the circumstances to make and confirm the accuracy of the representations set forth herein.

     Section 3.04   (RESERVED).
                    ----------

     Section 3.05   Purchase and Substitution.
                    -------------------------
     (a) It is understood and agreed that the representations and warranties set forth in Section 3.03, shall survive the conveyance of the Home Loans to the Issuer, the Grant of the Home Loans to the Indenture Trustee and the delivery of the Securities to the Securityholders. Upon discovery by the Depositor, the Servicer, the Transferor, the Custodian, the Issuer, the Indenture Trustee or any Securityholder of a breach of any of such representations and warranties which materially and adversely affects the value of the Home Loans or the interest of the Securityholders, or which materially and adversely affects the interests of the Securityholders in the related Home Loan in the case of a representation and warranty relating to a particular Home Loan (notwithstanding that such representation and warranty was made to the Transferor's best knowledge), the party discovering such breach shall give prompt written notice to the others. The Transferor shall within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, promptly cure such breach in all material respects. If, however, within 60 days after the earlier of the Transferor's discovery of such breach or the Transferor's receiving notice thereof such breach has not been remedied by the Transferor and such breach materially and adversely affects the interests of the Securityholders or in the related Home Loan (the "Defective Home Loan"),
                            -------------------
the Transferor shall on or before the Determination Date next succeeding the end of such 60-day period either (i) remove such Defective Home Loan from the Trust (in which case it shall become a "Deleted Home Loan") and
                                        -----------------
substitute one or more Qualified Substitute Home Loans in the manner and subject to the conditions set forth in this Section 3.05 or (ii) purchase such Defective Home Loan at a purchase price equal to the Purchase Price (as defined below) by depositing such Purchase Price in the Collection Account. The Transferor shall provide the Servicer, the Indenture Trustee and the Issuer with a certification of a Responsible Officer on the Determination Date next succeeding the end of such 60-day period indicating whether the Transferor is purchasing the Defective Home Loan or substituting in lieu of such Defective Home Loan a Qualified Substitute Home Loan. With respect to the purchase of a Defective Home Loan pursuant to this Section, the "Purchase
                                                                     --------
Price" shall be equal to the Principal Balance of such Defective Home
-----
Loan as of the date of purchase, plus all accrued and unpaid interest on such Defective Home Loan to but not including the Due Date in the Due Period most recently ended prior to such Determination Date computed at the applicable Home Loan Interest Rate, plus the amount of any unreimbursed Servicing Advances and Nonrecoverable Servicing Advances made by the
Servicer with respect to such Defective Home Loan, which Purchase Price shall be deposited in the Collection Account (after deducting therefrom any amounts received in respect of such repurchased Defective Home Loan and being held in the Collection Account for future distribution to the extent such amounts represent recoveries of principal not yet applied to reduce the related Principal Balance or interest (net of the Servicing Fee) for the period from and after the Due Date in the Due Period most recently ended prior to such Determination Date).

     Any substitution of Home Loans pursuant to this Section 3.05(a) and
Section 2.06(b) shall be accompanied by payment by the Transferor of the Substitution Adjustment, if any, to be deposited in the Collection Account. For purposes of calculating the Available Collection Amount for any Distribution Date, amounts paid by the Transferor pursuant to this Section
3.05 in connection with the repurchase or substitution of any Defective Home Loan that are on deposit in the Collection Account as of the Determination Date for such Distribution Date shall be deemed to have been paid during the related Due Period and shall be transferred to the Note Distribution Account as part of the Available Collection Amount to be retained therein or transferred to the Certificate Distribution Account, if applicable, pursuant to Section 5.01(c).

     As to any Deleted Home Loan for which the Transferor substitutes a Qualified Substitute Home Loan or Loans, the Transferor shall effect such substitution by delivering to the Issuer (i) a certification executed by a Responsible Officer of the Transferor to the effect that the Substitution Adjustment has been credited to the Collection Account and (ii) the documents constituting the Indenture Trustee's Home Loan File for such Qualified Substitute Home Loan or Loans.

     (b) The Servicer shall deposit in the Collection Account all payments received in connection with such Qualified Substitute Home Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Home Loans on or before the date of substitution will be retained by the Transferor. The Issuer will be entitled to all payments received on the Deleted Home Loan on or before the date of substitution, and the Transferor shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Home Loan. The Transferor shall give written notice to the Issuer, the Servicer (if the Transferor is not then acting as such), the Indenture Trustee that such substitution has taken place and the Servicer shall amend the Home Loan Schedule to reflect
(i) the removal of such Deleted Home Loan from the terms of this Agreement and (ii) the substitution of the Qualified Substitute Home Loan. The Transferor shall promptly deliver to the Issuer, the Servicer (if the Transferor is not then acting as such) and the Indenture Trustee, a copy of the amended Home Loan Schedule. Upon such substitution, such Qualified Substitute Home Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Transferor shall be deemed to have made with respect to such Qualified Substitute Home Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in
Section 3.03. On the date of such substitution, the Transferor will deposit into the Collection Account an amount equal to the related Substitution Adjustment, if any. In addition, on the date of such substitution, the Issuer shall cause the Indenture Trustee to release the Deleted Home Loan from the lien of the Indenture and the Issuer will cause such Qualified Substitute Home Loan to be pledged to the Indenture Trustee under the Indenture as part of the Trust Estate.


     (c) It is understood and agreed that the obligations of the Transferor set forth in this Section 3.05 to cure, purchase or substitute for a Defective Home Loan (and to indemnify the Trust for certain losses as described herein in connection with a Defective Home Loan) constitute the sole remedies of the Depositor, the Issuer, the Indenture Trustee and the Securityholders hereunder respecting a breach of the representations and warranties contained in Section 3.03. Any cause of action against the Transferor relating to or arising out of a defect in a Indenture Trustee's Home Loan File as contemplated by Section 2.06 or against the Transferor relating to or arising out of a breach of any representations and warranties made in Section 3.03 shall accrue as to any Home Loan upon (i) discovery of such defect or breach by any party and notice thereof to the Transferor or notice thereof by the Transferor to the Issuer, (ii) failure by the Transferor to cure such defect or breach or purchase or substitute such Home Loan as specified above, and (iii) demand upon the Transferor, as applicable, by the Issuer or the Majority Securityholders for all amounts payable in respect of such Home Loan.

     (d) Neither the Issuer nor the Indenture Trustee shall have any duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Home Loan pursuant to this Section or the eligibility of any Home Loan for purposes of this Agreement.


                                 ARTICLE IV.

                ADMINISTRATION AND SERVICING OF THE HOME LOANS
               ----------------------------------------------

     Section 4.01   Duties of the Servicer.
                    ----------------------

     (a)  Servicing Standard.  The Servicer, as an independent contractor,
          ------------------
shall service and administer the Home Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Home Loans, shall employ or cause to be employed procedures (including collection, foreclosure, liquidation and Foreclosure Property management and liquidation procedures) and exercise the same care that it customarily employs and exercises in servicing and administering loans of the same type as the Home Loans for its own account, all in accordance with Accepted Servicing Procedures of prudent lending institutions and servicers of loans of the same type as the Home Loans and giving due consideration to the Securityholders' reliance on the Servicer. The Servicer has and shall maintain the facilities, procedures and experienced personnel necessary to comply with the servicing standard set forth in this subsection (a) and the duties of the Servicer set forth in this Agreement relating to the servicing and administration of the Home Loans.

     (b)  Servicing Advances.  In accordance with the preceding general
          ------------------
servicing standard, the Servicer, or any Subservicer on behalf of the Servicer, shall make all Servicing Advances in connection with the servicing of each Home Loan hereunder. Notwithstanding any provision to the contrary herein, neither the Servicer, nor any Subservicer on behalf of the Servicer, shall have any obligation to advance its own funds for any delinquent scheduled payments of principal and interest on any Home Loan or to satisfy or keep current the indebtedness secured by any Superior Liens on the related Mortgaged Property. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall, for the purposes of distributions to Securityholders, be added to the amount owing under the related Home Loan. Notwithstanding any obligation by the Servicer to make a Servicing Advance hereunder with respect to a Home Loan, before making any Servicing Advance that is material in relation to the outstanding principal balance thereof, the Servicer shall assess the reasonable likelihood of (i) recovering such Servicing Advance and any prior Servicing Advances for such Home Loan, and
(ii) recovering any amounts attributable to outstanding interest and principal owing on such Home Loan for the benefit of the Securityholders in excess of the costs, expenses and other deductions to obtain such recovery, including without limitation any Servicing Advances therefor and, if applicable, the outstanding indebtedness of all Superior Liens. The Servicer shall only make a Servicing Advance with respect to a Home Loan to the extent that the Servicer determines in its reasonable, good faith judgment that such Servicing Advance would likely be recovered as aforesaid; provided, however, that the Servicer will be entitled to be reimbursed for any Nonrecoverable Servicing Advance pursuant to this Agreement.

     (c)  Waivers, Modifications and Extensions.  The Servicer shall make
          -------------------------------------
reasonably diligent efforts to collect all payments called for under the terms and provisions of the Home Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow Accepted Servicing Procedures. The Servicer may in its discretion waive or permit to be waived any penalty interest or any other fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation and extend the Due Date on a Debt Instrument for a period (with respect to each payment as to which the Due Date is extended) not greater than 90 days after the initially scheduled due date for such payment. Notwithstanding anything in this Agreement to the contrary, the Servicer shall not permit any additional extension or modification with respect to any Home Loan other than that permitted by the immediately preceding sentence unless the Home Loan is a Defaulted Home Loan.

     (d)  Instruments of Satisfaction or Release.  Without limiting the
          --------------------------------------
generality of Section 4.01(c), the Servicer, in its own name or in the name of a Subservicer, is hereby authorized and empowered when the Servicer believes it appropriate in its best judgment to execute and deliver, on behalf of the Securityholders and the Trust or any of them, and upon notice to the Indenture Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Home Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trust and Securityholders. The Servicer shall service and administer the Home Loans in accordance with applicable state and federal law and shall provide to the Obligors any reports required to be provided to them thereby. The Indenture Trustee shall execute, at the written direction of the Servicer, any limited or special powers of attorney and other documents reasonably acceptable to the Indenture Trustee to enable the Servicer or any Subservicer to carry out their servicing and administrative duties hereunder, including, without limitation, limited or special powers of attorney with respect to any Foreclosure Property, and the Indenture Trustee shall not be accountable for the actions of the Servicer or any Subservicers under such powers of attorney.

     Section 4.02   Liquidation of Home Loans; Defaulted Home Loans.
                    -----------------------------------------------
     (a) In the event that any payment due under any Home Loan and not postponed pursuant to Section 4.01(c) is not paid when the same becomes due and payable, or in the event the Obligor fails to perform any other covenant or obligation under the Home Loan and such failure continues beyond any applicable grace period, the Servicer shall, in accordance with the standard of care specified in Section 4.01(a), take such action as it shall deem to be in the best interest of the Securityholders to collect or liquidate such Defaulted Home Loan in a manner that in the reasonable judgment of the Servicer will be likely to maximize the net proceeds realizable therefrom under the circumstances (including, but without limitation, the resale or substitution of such Home Loan pursuant to Section 3.05, or, if no Superior Liens exist on the related Mortgaged Property, foreclose or take other comparable action to effect ownership in such Mortgaged Property in the name of the Issuer for the benefit of Securityholders). The Servicer shall give the Indenture Trustee notice of the election of remedies made pursuant to this Section 4.02. The Servicer shall not be required to satisfy the indebtedness secured by any Superior Liens on the related Mortgaged Property or to advance funds to keep the indebtedness secured by such Superior Liens current. In connection with any collection or liquidation activities, the Servicer shall exercise collection or liquidation procedures with the same degree of care and skill as it would exercise or use under the circumstances in the conduct of its own affairs.

     (b) During any Due Period occurring after a Home Loan becomes a Liquidated Home Loan, the Servicer shall deposit into the Collection Account any proceeds received by it with respect to such Liquidated Home Loan or the related Foreclosure Property ("Post Liquidation Proceeds").
                                -------------------------

     (c) After a Home Loan has become a Liquidated Home Loan, the Servicer shall promptly prepare and forward to the Issuer, the Indenture Trustee, and, upon request of any Securityholder, to such Securityholder a Liquidation Report detailing the following: (i) the Net Liquidation Proceeds, Insurance Proceeds or Released Mortgaged Property Proceeds received in respect of such Liquidated Home Loan; (ii) expenses incurred with respect thereto; (iii) any Net Loan Losses incurred in connection therewith; and (iv) any Post Liquidation Proceeds.

     (d) Either of the Transferor and the Servicer may at its option purchase from the Trust any Home Loan, that is 90 days or more Delinquent and that the Servicer determines in good faith would otherwise become subject to foreclosure proceedings, at a price equal to the Purchase Price; provided, however, that the aggregate Principal Balance of all
        --------  -------
Home Loans that may be so purchased by the Transferor or the Servicer shall not exceed an amount equal to 10% of the Original Pool Principal Balance.
The Purchase Price for any Home Loan purchased hereunder shall be deposited into the Collection Account and the Indenture Trustee, upon (i) receipt of an Officer's Certificate of the Servicer as to the making of such deposit and
(ii) confirmation that such deposit has been made, shall release or cause to be released to the Servicer the related Home Loan File and shall execute and deliver such instruments of transfer or assignment as are furnished by the Transferor or the Servicer, as the case may be, in each case without recourse, as shall be necessary to vest in the Transferor or the Servicer, as the case may be, title to any Home Loan released pursuant hereto, and the Indenture Trustee shall have no further responsibility or liability (except as to its own acts) with regard to such Home Loan.

     Section 4.03   Fidelity Bond; Errors and Omission Insurance.
                    --------------------------------------------
     The Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Servicer's obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of FNMA or FHLMC if it were the purchaser of the Home Loans.
The Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of FNMA or FHLMC if it were the purchaser of the Home Loans. The Servicer shall be deemed to have complied with this provision if an affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. Any such errors and omissions policy and fidelity bond shall not be canceled without thirty days' prior written notice to the Indenture Trustee. Upon the request of the Indenture Trustee, or any Securityholder, the Servicer shall furnish to the requesting party copies of all binders and policies or certificates evidencing that such bonds and insurance policies are in full force and effect. The Servicer shall also cause each Sub-Servicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet the requirements set forth above.

     Section 4.04   Title, Management and Disposition of Foreclosure
                    ------------------------------------------------
Property.
--------

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (a "Foreclosure Property"),
                                                  --------------------
the deed or certificate of sale shall be taken in the name of the Indenture Trustee for the benefit of the Securityholders.

     The Servicer shall manage, conserve, protect and operate each Foreclosure Property for the Indenture Trustee and the Securityholders solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the Foreclosure Property in the same manner that it manages, conserves, protects and operates other foreclosure property for its own account. The Servicer shall attempt to sell the same (and may temporarily lease the same) on such terms and conditions as the Servicer deems to be in the best interest of the Securityholders.

     (a) The Servicer shall, consistent with the servicing standards set forth herein, foreclose upon or otherwise comparably convert the ownership of properties securing such of the Home Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with realization upon defaulted Home Loans, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in accordance with Accepted Servicing Procedures and the requirements of insurers under any insurance policy required to be maintained hereunder with respect to the related Home Loan. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however,
                                                           --------  -------
that such costs and expenses will be recoverable as Servicing Advances by the Servicer as contemplated herein.

     The Servicer shall not be required to make any Servicing Advance, to foreclose upon any Mortgaged Property, or otherwise expend its own funds toward the restoration of any Mortgaged Property that shall have suffered damage from an Uninsured Cause, unless it shall determine in its reasonable judgment, as evidenced by a certificate of a Servicing Officer, that such foreclosure or restoration, as the case may be, will increase the proceeds of liquidation of the related Home Loan after reimbursement to itself for Servicing Advances. Any Servicing Advances made with respect to a Home Loan shall be recoverable by the Servicer only from recoveries on such Home Loan except to the extent such Servicing Advance is deemed a Nonrecoverable Servicing Advance.

     The disposition of Foreclosure Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Indenture Trustee and the Securityholders and, as soon as practicable thereafter, the expenses of such sale shall be paid. The Net Liquidation Proceeds or Post Liquidation Proceeds, as applicable, from the conservation, disposition and sale of the Foreclosure Property shall be promptly deposited by the Servicer in the Collection Account in accordance with Section 5.01 of this Agreement and the Indenture.

     Prior to acquiring any Foreclosure Property, the Servicer shall cause a review to be performed, in accordance with Accepted Servicing Procedures, on the related Mortgaged Property by a company such as Equifax, Inc. or Toxicheck, and the scope of such review shall be limited to the review of public records and documents for indications that such Mortgaged Property has on it, or is near, hazardous or toxic material or waste. If such review reveals that the Mortgaged Property has on it, under it or is near hazardous or toxic material or waste or reveals any other environmental problem, the Servicer shall provide a copy to the Indenture Trustee of the related report with an attached certification of a Responsible Officer that based on an analysis of all available information (including potential clean up costs and liability claims) at the time it is the best judgment of such Responsible Officer that such foreclosure shall increase Net Liquidation Proceeds to the Indenture Trustee and the Trust shall take title to such Mortgaged Property. The Indenture Trustee shall promptly forward such report and certification to the Securityholders.

     The Servicer may contract with any independent contractor for the operation and management of any Foreclosure Property, provided that:

       (i) the terms and conditions of any such contract shall not be inconsistent with this Agreement;

      (ii) any such contract shall require, or shall be administered to require, that the independent contractor pay all costs and expenses incurred in connection with the operation and management of such Foreclosure Property, remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such independent contractor;

     (iii) none of the provisions of this Section 4.04 relating to any such contract or to actions taken through any such independent contractor shall be deemed to relieve the Servicer of any of its duties and obligations hereunder with respect to the operation and management of any such Foreclosure Property; and

      (iv) the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such Foreclosure Property.

The Servicer shall be entitled to enter into any agreement with any independent contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such independent contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall not be liable for all fees owed by it to any such independent contractor, and that any amounts so expended shall be deemed Servicing Advances. Each liquidation of a Foreclosure Property shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer shall deem necessary or advisable, as shall be normal and usual in accordance with Accepted Servicing Procedures, and the resulting Liquidation Proceeds shall be distributed in accordance with the
Section 5.01 hereof.

     Section 4.05   Access to Certain Documentation and Information
                    -----------------------------------------------
Regarding the Home Loans.
------------------------
     The Servicer shall provide to the Issuer, the Indenture Trustee and the Securityholders and the supervisory agents and examiners of each of the foregoing access to the documentation regarding the Home Loans required by applicable state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

     Section 4.06   Superior Liens.
                    --------------
     (a) The Servicer shall file (or cause to be filed) of record a request for notice of any action by a lienholder under a Superior Lien for the protection of the Issuer's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. The Servicer shall also notify any such superior lienholder in writing of the existence of the Home Loan and request notification of any action (as described below) to be taken against the Obligor or the Mortgaged Property by the superior lienholder.

     (b) If the Servicer is notified that any lienholder under a Superior Lien has accelerated or intends to accelerate the obligations secured by such Superior Lien, or has declared or intends to declare a default under the related mortgage or promissory note secured thereby, or has filed or intends to file an election to have any Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Issuer and the Indenture Trustee, all reasonable actions that are necessary to protect the interests of the Securityholders and/or to preserve the security of the related Home Loan, including making any Servicing Advances that are necessary to cure the default or reinstate the Superior Lien. Any Servicing Advances by the Servicer pursuant to its obligations in this Section 4.06 shall comply with requirements set forth in Section 4.01(b) hereof.

     Section 4.07   Subservicing.
                    ------------
     (a) The Servicer may enter into Subservicing Agreements for any servicing and administration of Home Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and is an Eligible Servicer. The Servicer shall give prior written notice to the Issuer and the Indenture Trustee of the appointment of any Subservicer. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either directly service the related Home Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

     In the event of termination of any Subservicer, and unless a successor Subservicer has otherwise been appointed, all servicing obligations of such Subservicer shall be assumed simultaneously by the Servicer without any additional act or deed on the part of such Subservicer or the Servicer, and the Servicer shall service directly the related Home Loans.

     Each Subservicing Agreement shall include the provision that such agreement may be immediately terminated by the Indenture Trustee in the event that the Servicer shall, for any reason, no longer be the Servicer. In no event shall any Subservicing Agreement require the Indenture Trustee, as Successor Servicer, for any reason whatsoever to pay compensation to a Subservicer in order to terminate such Subservicer.

     (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Issuer, the Indenture Trustee and Securityholders for the servicing and administering of the Home Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Home Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Home Loans when the Subservicer has actually received such payments and, unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Home Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     (c) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the successor Servicer, on behalf of the Issuer, the Indenture Trustee and the Securityholders pursuant to Section 4.08, shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the successor Servicer elects to terminate any Subservicing Agreement in accordance with its terms. The successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements which accrued prior to the transfer of servicing to the successor Servicer. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the successor Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Home Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

     (d) As part of its servicing activities hereunder, the Servicer, for the benefit of the Issuer, the Indenture Trustee and the Securityholders, shall enforce the obligations of each Subservicer under the related Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Home Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Home Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

     (e) Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Home Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone and none of the Issuer, the Indenture Trustee or the Securityholders shall be deemed parties thereto or shall have any claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in
Section 4.07(c) above.

     (f) In those cases where a Subservicer is servicing a Home Loan pursuant to a Subservicing Agreement, the Subservicer will be required to establish and maintain one or more accounts (collectively, the "Subservicing Account"). The Sub-Servicing Account shall be an Eligible Account. The Subservicer will be required to deposit into the Subservicing Account no later than the first Business Day after receipt all proceeds of Home Loans received by the Subservicer and remit such proceeds to the Servicer for deposit in the Collection Account not later than the Business Day following receipt thereof by the Subservicer. Notwithstanding anything in this clause
(f) to the contrary, the Subservicer shall only be able to withdraw funds from the Subservicing Account for the purpose of remitting such funds to the Servicer for deposit into the Collection Account. The Servicer shall require the Subservicer to cause any collection agent of the Subservicer to send a copy to the Servicer of each statement of monthly payments collected by or on behalf of the Subservicer within five Business Days after the end of every month, and the Servicer shall compare the information provided in such reports with the deposits made by the Subservicer into the Collection Account for the same period. The Servicer shall be deemed to have received payments on the Home Loans on the date on which the Subservicer has received such payments.

     Section 4.08   Successor Servicers.
                    -------------------
     In the event that the Servicer is terminated pursuant to Section 10.01 hereof, or resigns pursuant to Section 9.04 hereof or otherwise becomes unable to perform its obligations under this Agreement, the Indenture Trustee will become the successor servicer or will appoint a successor servicer in accordance with the provisions of Section 10.02 hereof; provided that any successor servicer, including the Indenture Trustee, shall satisfy the requirements of an Eligible Servicer and shall be approved by the Rating Agencies.

     Section 4.09   Maintenance of Hazard Insurance; Property Protection
                    ----------------------------------------------------
Expenses.
--------
     The Servicer shall cause to be maintained for each Home Loan fire and hazard insurance naming the Servicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Home Loan from time to time, (ii) the combined principal balance owing on such Home Loan and any mortgage loan senior to such Home Loan and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis. The Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such prop-erty, (ii) the combined principal balance owing on such Home Loan and any mortgage loan senior to such Home Loan and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis at the time of such foreclosure, fire and or deed in lieu of foreclosure.

     Any amounts to be collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Obligor in accordance with Accepted Servicing Procedures, subject to the terms and conditions of the related Mortgage and Debt Instrument) shall be deposited in the Collection Account, subject to withdrawal as set forth herein.

     Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Securityholders, be added to the Principal Balance of the related Home Loan, notwithstanding that the terms of such Home Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Obligor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or Foreclosure Property is located at the time of origination of the Home Loan in a federally designated special flood hazard area (and if the flood insurance policy referenced herein has been made available), the Servicer will cause to be maintained flood insurance in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the sum of the Principal Balance of the related Home Loan and any Senior Lien, (ii) the maximum insurable value of the related Mortgaged Property, and (iii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

     Section 4.10  Maintenance of Mortgage Impairment Insurance Policy.
                   ---------------------------------------------------
     In the event that the Servicer shall obtain and maintain a blanket policy with an insurer having a general policy rating of A:VIII or better in Best's Key Rating Guide, insuring against fire and hazards of extended coverage on all of the Home Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Home Loans without co-insurance, and otherwise complies with the requirements of Section 4.09, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section 4.09, it being understood and agreed that such blanket policy may contain a deductible clause that is in form and substance consistent with standard industry practice for servicers of mortgage loans comparable to the Home Loans, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.09, and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the difference, if any, between the amount that would have been payable under a policy complying with Section 4.09 and the amount paid under such blanket policy. Upon the request of the Indenture Trustee or any Securityholder, the Servicer shall cause to be delivered to the Indenture Trustee or such Certificateholder, as the case may be, a certified true copy of such policy. In connection with its activities as administrator and servicer of the Home Loans, the Servicer agrees to prepare and present, on behalf of itself, the Indenture Trustee and Securityholders, claims under any such policy in a timely fashion in accordance with the terms of such policy.

     Section 4.11  Reports to the Securities and Exchange Commission.
                   -------------------------------------------------
     The Indenture Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission all monthly collateral reports on Forms 8-K and 10-K required to be filed under the provisions of the Securi-ties Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. Upon the request of the Indenture Trustee, each of the Servicer and the Transferor shall cooperate with the Indenture Trustee in the preparation of any such report and shall provide to the Indenture Trustee in a timely manner all such information or documentation as the Indenture Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

     Section 4.12   Payment of Taxes, Insurance and Other Charges.
                    ---------------------------------------------
     The Servicer may and, if required by the Servicer, the Subservicers shall, establish and maintain one or more accounts (the "Servicing Accounts"), into which any collections from the Obligors (or related advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, and comparable items for the account of the Obligors shall be deposited and retained. Servicing Accounts shall be Eligible Accounts. Withdrawals of amounts so collected from a Servicing Account may be made only to (i) effect timely payment of taxes, assessments, hazard insurance premiums, and comparable items; (ii) reimburse the Servicer (or a Subservicer to the extent provided in the related Subservicing Agreement) out of related collections for any advances with respect to taxes, assessments and insurance premiums and with respect to hazard insurance; (iii) refund to Obligors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Obligors on balances in the Servicing Account; or (v) clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 11.01. As part of its servicing duties, the Servicer or Subservicers shall pay to the Obligors interest on funds in Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement from the Trust, the Indenture Trustee, the Depositor, or any Securityholder therefor. Upon request of the Indenture Trustee, the Transferor or the Servicer shall cause the bank, savings association or other depository for each Servicing Account to forward to the Indenture Trustee copies of such statements or reports as the Indenture Trustee, the Depositor, or any Securityholder shall reasonably request.



                                  ARTICLE V.

                       ESTABLISHMENT OF TRUST ACCOUNTS
                      -------------------------------

     Section 5.01   Collection Account and Note Distribution Account.
                    ------------------------------------------------
     (a)(1)    Establishment of Collection Account.  The Servicer, for the
               -----------------------------------
benefit of the Securityholders, shall cause to be established and maintained one or more Collection Accounts, which shall be separate Eligible Accounts, which may be interest-bearing, entitled "Collection Account, First Bank National Association, as Indenture Trustee, in trust for the Cityscape Home Loan Asset Backed Securities, Series 1997-1". The Collection Account may be maintained with the Indenture Trustee or any other depository institution which satisfies the requirements set forth in the definition of Eligible Account. The creation of any Collection Account other than one maintained with the Indenture Trustee shall be evidenced by a letter agreement between the Servicer and the depository institution acceptable to the Indenture Trustee. A copy of such letter agreement shall be furnished to the Indenture Trustee and, upon request of any Securityholder, to such Securityholder. Funds in the Collection Account shall be invested in accordance with Section 5.03.

     The Collection Account shall be established, as of the Closing Date, with the Indenture Trustee as an Eligible Account pursuant to the definition thereof. The Collection Account may, upon written notice to the Issuer and the Indenture Trustee, be transferred to a different depository institution so long as such transfer is to an Eligible Account reasonably acceptable to the Indenture Trustee.

     (2)  Establishment of Note Distribution Account.  No later than the
          ------------------------------------------
Closing Date, the Servicer, for the benefit of the Securityholders, shall cause to be established and maintained with the Indenture Trustee one or more Note Distribution Accounts, which shall be separate Eligible Accounts, which may be interest-bearing and which shall be entitled "Note Distribution Account, First Bank National Association, as Indenture Trustee, in trust for the Cityscape Home Loan Asset Backed Securities, Series 1997-1". Funds in the Note Distribution Account shall be invested in accordance with Section 5.03.

     (b)(1)    Deposits to Collection Account.  The Servicer shall use its
               ------------------------------
best efforts to deposit or cause to be deposited (without duplication) within two (2) Business Days, of receipt thereof in the Collection Account and retain therein in trust for the benefit of the Securityholders:

          (i) all payments on account of principal on the Home Loans collected after the Cut-Off Date;

          (ii) all payments on account of interest on the Home Loans due after the Cut-Off Date;

          (iii) all Net Liquidation Proceeds and Post Liquidation Proceeds pursuant to Sections 4.02 or 4.04;

          (iv) all Insurance Proceeds;

          (v)  all Released Mortgaged Property Proceeds;

          (vi) any amounts payable in connection with the repurchase of any Home Loan and the amount of any Substitution Adjustment pursuant to Sections 2.06 and 3.05;
                       ----

          (vii) any amount required to be deposited in the Collection Account pursuant to the receipt of proceeds from any insurance policies under Section 4.03 or the deposit of the Termination Price under Section 11.02; and

          (viii)  interest and gains on funds held in the Collection Account.

     The Servicer shall be entitled to retain and not deposit into the Collection Account any amounts received with respect to a Home Loan that constitute additional servicing compensation pursuant to Section 7.03, and such amounts retained by the Servicer during a Due Period shall be excluded from the calculation of the Servicing Compensation that is distributable to the Servicer from the Note Distribution Account on the next Distribution Date following such Due Period.

     (2)  Deposits to Note Distribution Account.  On the Business Day
          -------------------------------------
prior to the Distribution Date, the Indenture Trustee (based on information provided by the Servicer for such Distribution Date) shall withdraw from the Collection Account the Available Collection Amount (other than any amounts set forth in clause (iii) of the definition thereof) and deposit such into the Note Distribution Account for such Distribution Date.

     (3)  Withdrawals from Collection Account.  The Indenture Trustee, at
          -----------------------------------
direction of the Servicer shall also make the following withdrawals from the Collection Account, in no particular order of priority:

          (i) to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error;

          (ii) on each Distribution Date, to pay to the Servicer (a) any accrued and unpaid Servicing Fees and (b) any additional Servicing Compensation pursuant to Section 7.03 not withheld pursuant to Section 5.01(b)(1);

          (iii) on each Distribution Date, to pay to the Servicer any unreimbursed Servicing Advances; provided, however, that the Servicer's right to reimbursement for unreimbursed Servicing Advances shall be limited to late collections on the related Home Loans, Liquidations Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds, Post Liquidation Proceeds and such other amounts as may be collected by the Servicer from the related Obligor or otherwise relating to the Home Loan in respect of which such unreimbursed amounts are owed;

          (iv) on each Distribution Date, to reimburse the Servicer for any Servicing Advances determined by the Servicer in good faith to have become Nonrecoverable Servicing Advances, such reimbursement to be made from any funds in the Collection Account.

          (v) to clear and terminate the Collection Account in connection with the termination of this Agreement; and

          (vi) make payments set forth in Section 9.01(e).

     (c)  Withdrawals from Note Distribution Account.  To the extent funds
          ------------------------------------------
are available in the Note Distribution Account, the Indenture Trustee (based on the information provided by the Servicer contained in the Servicer's Monthly Remittance Report for such Distribution Date) shall make withdrawals therefrom by 9:00 a.m. (New York City time) on each Distribution Date, for application in the following order of priority:

          (i) to distribute on such Distribution Date the following amounts in the following order: (a) to the Indenture Trustee, an amount equal to the Indenture Trustee Fee and all unpaid Indenture Trustee Fees from prior Distribution Dates, (b) to the Servicer, in trust for the Owner Trustee, an amount equal to the Owner Trustee Fee and all unpaid Owner Trustee Fees from prior Distribution Dates, and (c) to the Custodian, an amount equal to the Custodian Fee and all unpaid Custodian Fees from prior Distribution Dates; and

          (ii) to deposit into the Certificate Distribution Account the applicable portions of the Available Distribution Amount distributable in respect of the Class B Certificates and the Residual Interest calculated pursuant to 5.01(d) and (e) below on such Distribution Date;

     Notwithstanding that the Notes have been paid in full, the Indenture Trustee and the Servicer shall continue to maintain the Collection Account and the Note Distribution Account hereunder until the Class Principal Balance of each Class of Securities has been reduced to zero.

     (d) On each Distribution Date, the Indenture Trustee shall distribute the Regular Distribution Amount from the Note Distribution Account (in the case of all amounts distributable to Noteholders) and from the Certificate Distribution Account (in the case of all amounts distributable to Certificateholders), in the following order of priority:

          (i) to the holders of the Classes of Senior Notes, pro rata, based on the amount of interest distributable in respect of each such Class based on the Note Interest Rate and Class Principal Balance thereof, the Senior Noteholders' Interest Distributable Amount for such Distribution Date;

          (ii) to the holders of the classes of Mezzanine Notes, based on the amount of interest distributable in respect of each such Class based on the Note Interest Rate and Class Principal Balance thereof, the Mezzanine Noteholders' Interest Distributable Amount for such Distribution Date (with any deficiency therein on such Distribution Date being allocated first to the Class M-2 Notes and then to the Class M-1 Notes);

          (iii) to the holders of the Class B Certificates, the Certificateholders' Interest Distributable Amount for such Distribution Date;

          (iv) sequentially, to the holders of the Class A-1, Class A-2, Class A-3 and Class A-4 Notes, in that order, until the respective Class Principal Balances thereof are reduced to zero, the amount necessary to reduce the aggregate Class Principal Balance of the Senior Notes to the Senior Optimal Principal Balance for such Distribution Date;

          (v) sequentially, to the holders of the Class M-1 and the Class M-2 Notes in that order, the amount necessary to reduce the Class Principal Balances thereof to the Class M-1 Optimal Principal Balance and the Class M-2 Optimal Principal Balance, respectively, for such Distribution Date;

          (vi) to the holders of the Class B Certificates, the amount necessary to reduce the Class Principal Balance thereof to the Class B Optimal Principal Balance for such Distribution Date;

          (vii) sequentially, to the Class M-1 Notes, Class M-2 Notes and the Class B Certificates, in that order, until their respective Loss Reimbursement Deficiencies have been paid in full (in the case of the Class M-1 and Class M-2 Notes, first to the reimbursement of Allocable Loss Amounts, until completely reimbursed, and then to any accrued interest thereon); and

          (viii)    any remaining amount to the holders of the Residual
     Interest.

     (e) On each Distribution Date, the Indenture Trustee shall distribute the Excess Spread, if any, in the following order of priority:

               (i) in an amount equal to the Overcollateralization Deficiency Amount, if any, as follows:

          (A) sequentially, to the holders of the Class A-1, Class A-2, Class A-3 and Class A-4 Notes, in that order, until the respective Class Principal Balances thereof are reduced to zero, and until the aggregate of their Class Balances have been reduced to the Senior Optimal Principal Balance for such Distribution Date;

          (B) sequentially, to the holders of the Class M-1 and Class M-2 Notes, in that order, until the respective Class Principal Balances thereof have been reduced to the Class M-1 Optimal Principal Balance and Class M-2 Optimal Principal Balance, respectively, for such Distribution Date; and

          (C) to the holders of the Class B Certificates, until the Class Principal Balance thereof has been reduced to the Class B Optimal Principal Balance for such Distribution Date; and

               (ii) sequentially, to the Class M-1 Notes, the Class M-2 Notes and the Class B Certificates, in that order, until their respective Loss Reimbursement Deficiencies, if any, have been paid in full (in the case of the Class M-1 and Class M-2 Notes, first to the reimbursement of Allocable Loss Amounts, until completely reimbursed, and then to any accrued interest thereon); and

               (iii)     any remaining amount to the holders of the Residual
          Interest.

     Section 5.02   Certificate Distribution Account.
                    --------------------------------
     (a)  Establishment.  No later than the Closing Date, the Servicer,
          -------------
for the benefit of the Securityholders, shall cause to be established and maintained with Indenture Trustee for the benefit of the Owner Trustee on behalf of the Certificateholders one or more separate Eligible Accounts, which Trust Account(s) shall be entitled "Certificate Distribution Account, First Bank National Association, as Indenture Trustee, in trust for the Cityscape Home Loan Owner Trust Series 1997-1". Funds in the Certificate Distribution Account shall be invested in accordance with Section 5.03.

     (b)  (RESERVED)

     (c)  Distributions.  On each Distribution Date the Indenture Trustee
          -------------
shall withdraw from the Note Distribution Account all amounts required to be deposited in the Certificate Distribution Account with respect to such Distribution Date pursuant to Section 5.01(c)(ii) and will remit such amount to the Owner Trustee or the Co-Owner Trustee for deposit into the Certificate Distribution Account. The Indenture Trustee shall distribute all remaining amounts on deposit in the Note Distribution Account to the holders of the Notes to the extent of amounts due and unpaid on the Notes for principal thereof and interest thereon. The Owner Trustee or the Co-Owner Trustee shall distribute all amounts on deposit in the Certificate Distribution Account to the holders of the Class B Certificates to the extent of amounts due and unpaid on the Class B Certificates for principal thereof and interest thereon and to the holders of the Residual Interest.

     (d) All distributions made on the Notes on each Distribution Date will be made on a pro rata basis among the Noteholders of record of each Class on the next preceding Record Date based on the Percentage Interests represented by their respective Notes, and except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of such Noteholder, if such Noteholder shall own of record Notes which have original denominations aggregating at least $250,000 and shall have so notified the Indenture Trustee, and otherwise by check mailed to the address of such Noteholder appearing in the Note Register. The final distribution on each Note will be made in like manner, but only upon presentment and surrender of such Note at the location specified in the notice to Noteholders of such final distribution.

     (e) All distributions made on the Class B Certificates on each Distribution Date will be made on a pro rata basis among the Certificateholders of record on the preceding Record Date based on the Percentage Interest represented by their respective Class B Certificates, and except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of such Certificateholder, if such Certificateholder shall own of record Class B Certificates which have original denominations aggregating at least $250,000 and shall have so notified the Owner Trustee or Co-Owner Trustee, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the location specified in the notice to Certificateholders of such final distribution.

     (f) All distributions made on the Residual Interest on each Distribution Date will be made on a pro rata basis among the holders of the Residual Interest of record on the next preceding Record Date based on the Percentage Interest represented by their respective Residual Interests, and except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of each such holder, if such holder shall own of record a Residual Interest having an original denomination aggregating at least a 10% Percentage Interest thereof and shall have so notified the Owner Trustee or Co-Owner Trustee, and otherwise by check mailed to the address of such Residual Interest holder appearing in the Certificate Register. The final distribution on each Residual Interest Instrument will be made in like manner, but only upon presentment and surrender of such Residual Interest Instrument at the location specified in the notice to holders of the Residual Interest of such final distribution.

     Section 5.03   Trust Accounts; Trust Account Property.
                    --------------------------------------

     (a)  Control of Trust Accounts.  Each of the Trust Accounts
          -------------------------
established hereunder has been pledged by the Issuer to the Indenture Trustee under the Indenture and shall be subject to the lien of the Indenture. In addition to the provisions hereunder, each of the Trust Accounts shall also be established and maintained pursuant to the Indenture. Amounts distributed from each Trust Account in accordance with the Indenture and this Agreement shall be released from the lien of the Indenture upon such distribution thereunder or hereunder. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts (other than the Certificate Distribution Account) and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Trust Estate. If, at any time, any Trust Account ceases to be an Eligible Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) (i) establish a new Trust Account as an Eligible Account, (ii) terminate the ineligible Trust Account, and (iii) transfer any cash and investments from such ineligible Trust Account to such new Trust Account.

     With respect to the Trust Accounts (other than the Certificate Distribution Account), the Indenture Trustee agrees, by its acceptance hereof, that each such Trust Account shall be subject to the sole and exclusive custody and control of the Indenture Trustee for the benefit of the Securityholders and the Issuer, as the case may be, and the Indenture Trustee shall have sole signature and withdrawal authority with respect thereto.

     In addition to this Agreement and the Indenture, the Certificate Distribution Account established hereunder also shall be subject to and established and maintained in accordance with the Trust Agreement. Subject to rights of the Indenture Trustee hereunder and under the Indenture, the Owner Trustee or Co-Owner Trustee shall possess all right, title and interest for the benefit of the Certificateholders in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Trust Estate. Subject to the rights of the Indenture Trustee, the Owner Trustee and Co-Owner Trustee agree, by its acceptance hereof, that such Certificate Distribution Account shall be subject to the sole and exclusive custody and control of the Owner Trustee and Co-Owner Trustee for the benefit of the Issuer and the parties entitled to distributions therefrom, including without limitation, the Certificateholders, and the Owner Trustee and the Co-Owner Trustee shall have sole signature and withdrawal authority with respect to the Certificate Distribution Account. Notwithstanding the preceding, the distribution of amounts from the Certificate Distribution Account in accordance with Section 5.02(c) also shall be made for the benefit of the Indenture Trustee (including without limitation with respect to its duties under the Indenture and this Agreement relating to the Trust Estate), and the Indenture Trustee (in its capacity as Indenture Trustee) shall have the right, but not the obligation to take custody and control of the Certificate Distribution Account and to cause the distribution of amounts therefrom in the event that the Owner Trustee fails to distribute such amounts in accordance with Sections 5.02(d) and (e).

     The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee or Co-Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee or Owner Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer to carry out its respective duties hereunder or permitting the Indenture Trustee or Owner Trustee to carry out its duties herein or under the Indenture or the Trust Agreement, as applicable.

     (b)(1)    Investment of Funds.  So long as no Event of Default shall
               -------------------
have occurred and be continuing, the funds held in any Trust Account may be invested (to the extent practicable and consistent with any requirements of the Code) in Permitted Investments, as directed by the Servicer in writing or by telephone or facsimile transmission confirmed in writing by the Servicer. In any case, funds in any Trust Account must be available for withdrawal without penalty, and any Permitted Investments must mature or otherwise be available for withdrawal, not later than the Business Day immediately preceding the Distribution Date next following the date of such investment and shall not be sold or disposed of prior to its maturity subject to Section 5.03(b)(2) below. All interest and any other investment earnings on amounts or investments held in any Trust Account shall be deposited into such Trust Account immediately upon receipt by the Indenture Trustee, or in the case of the Certificate Distribution Account, the Owner Trustee or Co-Owner Trustee, as applicable, but shall be payable to the Servicer as additional Servicing Compensation and may be withdrawn from the Collection Account pursuant to
Section 5.01(b)(3)(ii). All Permitted Investments in which funds in any Trust Account (other than the Certificate Distribution Account) are invested must be held by or registered in the name of "First Bank National Association, as Indenture Trustee, in trust for the Cityscape Home Loan Asset Backed Securities, Series 1997-1". While the Co-Owner Trustee holds the Certificate Distribution Account, all Permitted Investments in which funds in the Certificate Distribution Account are invested shall be held by or registered in the name of "First Bank National Association, as Co-Owner Trustee, in trust for the Cityscape Home Loan Asset Backed Securities,
Series 1997-1".


     (2)  Insufficiency and Losses in Trust Accounts.  If any amounts are
          ------------------------------------------
needed for disbursement from any Trust Account held by or on behalf of the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee, or Owner Trustee or Co-Owner Trustee in the case of the Certificate Distribution Account, shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Trust Account. The Indenture Trustee, or Owner Trustee or Co-Owner Trustee in the case of the Certificate Distribution Account, shall not be liable for any investment loss or other charge resulting therefrom, unless such loss or charge is caused by the failure of the Indenture Trustee or Owner Trustee or Co-Owner Trustee, respectively, to perform in accordance with this Section 5.03.

          If any losses are realized in connection with any investment in any Trust Account pursuant to this Agreement and the Indenture, then the Servicer shall deposit the amount of such losses (to the extent not offset by income from other investments in such Trust Account) in such Trust Account immediately upon the realization of such loss. All interest and any other investment earnings on amounts held in any Trust Account shall be taxed to the Issuer and for federal and state income tax purposes the Issuer shall be deemed to be the owner of each Trust Account.

     (c) Subject to Section 6.01 of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Indenture Trustee is the obligor and has defaulted thereon).

     (d) With respect to the Trust Account Property, the Indenture Trustee acknowledges and agrees that:

          (1) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Accounts, subject to the last sentence of Section 5.03(a); and each such Eligible Account shall be
                 ---------------
     subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

          (2) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph
     (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Trustee;

          (3) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

          (4) any Trust Account Property that is an "uncertificated security" under Article VIII of the UCC and that is not governed by clause (3) above shall be delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

     (e) The Servicer shall have the power, revocable by the Indenture Trustee or by the Issuer with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer or the Issuer to carry out their respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

     Section 5.04   Allocation of Losses.
                    --------------------
     (a) In the event that Net Liquidation Proceeds, Insurance Proceeds or Released Mortgaged Property Proceeds on a Liquidated Home Loan are less than the related Principal Balance plus accrued interest thereon, or any Obligor makes a partial payment of any Monthly Payment due on a Home Loan, such Net Liquidation Proceeds, Insurance Proceeds, Released Mortgaged Property Proceeds or partial payment shall be applied to payment of the related Debt Instrument, first to interest accrued at the Home Loan Interest Rate and then to principal.

     (b) On any Distribution Date, any Allocable Loss Amounts shall be applied to the reduction of the Class Principal Balances of the Class B Certificates, the Class M-1 and Class M-2 Notes in accordance with the Allocable Loss Amount Priority.

                                 ARTICLE VI.

             STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS
            ----------------------------------------------------

     Section 6.01   Statements.
                    ----------
     (a) No later than each Determination Date, the Servicer shall deliver to the Indenture Trustee (i) a computer-readable magnetic tape setting forth the payments and collections received with respect to the Home Loans during the Due Period for the month immediately preceding the month in which such Determination Date occurs (each such tape, a "Servicer Remittance Report") and (ii) if not included in the Servicer Remittance Report, a report and an electromagnetic tape, in computer readable format, setting forth the information described in clauses (A) - (I) of Section 6.01(b) for the month immediately preceding the month in which such Determination Date occurs (such report, a "Delinquency Report"). Furthermore, no later than each Determination Date, the Servicer shall deliver to the Indenture Trustee a magnetic tape or computer disk providing such information regarding the Servicer's activities in servicing the Home Loans during the related Due Period as the Indenture Trustee may reasonably require.

     (b) On each Distribution Date, Indenture Trustee shall distribute, based on information provided by the Servicer, a monthly statement (the "Distribution Statement"), to the Depositor, the Securityholders and the
 ----------------------
Rating Agencies, stating the date of original issuance of the Securities (day, month and year), the name of the Issuer (i.e. "Cityscape Home Loan Owner Trust 1997-1"), the series designation of the Notes and Class B Certificates (i.e. "Series 1997-1"), the date of this Agreement and the
                    -------------
following information:

          (i) the Available Collection Amount and Available Distribution Amount for the related Distribution Date;

          (ii) the Class Principal Balance of each Class of Notes and the Class B Certificates before and after giving effect to distributions made to the holders of such Securities on such Distribution Date, and the Pool Principal Balance as of the first and last day of the related Due Period;

          (iii) the Class Factor with respect to each Class of the Securities then outstanding;

          (iv) the amount of principal and interest received on the Home Loans during the related Due Period;

          (v) with respect to each Class of Securities, the Optimal Principal Balance thereof;

          (vi) the Overcollateralization Deficiency Amount, and any amount to be distributed to the Securityholders or the holders of the Residual Interest on such Distribution Date;

          (vii) the Servicing Compensation, the Indenture Trustee Fee, the Owner Trustee Fee and, the Custodian Fee, if any, for such Distribution Date;

          (viii) the Overcollateralization Amount on such Distribution Date, the Overcollateralization Target Amount as of such Distribution Date, the Net Loan Losses incurred during the related Due Period, the cumulative Net Loan Losses as of such Distribution Date and Allocable Loss Amount for such Distribution Date; and

          (ix) the weighted average maturity of the Home Loans and the weighted average Home Loan Interest Rate of the Home Loans.

     In addition, on each Distribution Date the Indenture Trustee shall distribute to each Securityholder, together with the information described above, the following information (based solely upon information provided to the Indenture Trustee pursuant to Section 6.01(a) hereof, upon which the Indenture Trustee may conclusively rely without independent verification):

               (A) the number and aggregate Principal Balance (including the percentage equivalent relative to the Pool Principal Balance) of Home Loans (i) 30-59 days delinquent, (ii) 60-89 days delinquent and (iii) 90 days or more delinquent (which statistics shall include Home Loans in foreclosure and bankruptcy but which shall exclude Foreclosure Properties), in each case as of the close of business on the last day of the calendar month next preceding such Distribution Date and the Pool Principal Balance as of such date;

               (B) the number and aggregate Principal Balance (including the percentage equivalent relative to the Pool Principal Balance) of Home Loans in foreclosure proceedings (other than any Home Loans described in clause (C) below) as of the close of business on the last day of the calendar month next preceding such Distribution Date;

               (C) the number and aggregate Principal Balance (including the percentage equivalent relative to the Pool Principal Balance) of Home Loans in bankruptcy proceedings as of the close of business on the last day of the calendar month next preceding such Distribution Date;

               (D) the number of Foreclosure Properties, the aggregate Principal Balance of the related Home Loans (including the percentage equivalent relative to the Pool Principal Balance) and the book value of such Foreclosure Properties, in each case as of the close of business on the last day of the calendar month next preceding such Distribution Date;

               (E) for each Foreclosure Property, the Principal Balance of the related Home Loan, the loan number of such Home Loan, the value of the Mortgaged Property, the value established by any new appraisal, the estimated cost of disposing of the Home Loan and the amount of any unreimbursed Servicing Advances;

               (F) for each Home Loan which is in foreclosure, the Principal Balance of such Home Loan, the book value of the Mortgaged Property, the loan-to-value ratio as of the date of origination, the Loan-to-Value Ratio as of the close of business on the last day of the calendar month next preceding such Distribution Date and the last paid-to-date;

               (G) the principal balance of each Home Loan that was modified or extended pursuant to the terms hereof;

               (H) during the related Due Period, the number and aggregate Principal Balance of Home Loans for each of the following: (A) that became Defaulted Home Loans, (B) that became Liquidated Home Loans,
          (C) that became Deleted Home Loans pursuant to Section 3.05 as a result of such Deleted Home Loans being Defective Home Loans, and
          (D) that became Deleted Home Loans pursuant to Section 3.05 as a result of such Deleted Home Loans being Defaulted Home Loans or a Home Loan in default or imminent default, including the foregoing amounts by loan type (i.e., Combination Loans, or Debt Consolidation Loans); and

               (I) from the Closing Date through the most current Due Period, the number and cumulative aggregate Principal Balance of Home Loans: (A) that became Defaulted Home Loans, (B) that became Liquidated Home Loans, (C) that became Deleted Home Loans pursuant to Section 3.05 as a result of such Deleted Home loans being Defective Home Loans, and (D) that became Deleted Home Loans pursuant to Section 3.05 as a result of such Deleted Home Loans being Defaulted Home Loans or a Home Loan in default or imminent default, including the foregoing amounts by loan type (i.e. Combination Loans or Debt Consolidation Loans).

     All reports prepared by the Indenture Trustee of the withdrawals from and deposits in the Collection Account will be based in whole or in part upon the information provided to the Indenture Trustee by the Servicer, and the Indenture Trustee may fully rely upon and shall have no liability with respect to such information provided by the Servicer.

     (c) Within a reasonable period of time after the end of each calendar year, the Indenture Trustee shall prepare and distribute to each Person who at any time during the calendar year was a Securityholder, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (b)(iv) and (vii) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Securityholder.

     (d) On each Distribution Date, the Indenture Trustee shall forward to the holder of the Residual Interest a copy of the Distribution Statement in respect of such Distribution Date and a statement setting forth the amounts actually distributed to such holders of the Residual Interest on such Distribution Date, together with such other information as the Indenture Trustee deems necessary or appropriate.

     (e) Within a reasonable period of time after the end of each calendar year, the Indenture Trustee shall prepare and distribute to each Person who at any time during the calendar year was a holder of Residual Interest, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a holder of Residual Interest.

     (f) Upon reasonable advance notice in writing, the Servicer will provide to each Securityholder which is a savings and loan association, bank or insurance company access to information and documentation regarding the Home Loans sufficient to permit such Securityholder to comply with applicable regulations of the FDIC or other regulatory authorities with respect to investment in such Securities.

     (g) The Indenture Trustee shall forward to each Securityholder and the holder of a Residual Interest, during the term of this Agreement, such periodic, special, or other reports, including information tax returns or reports required with respect to the Securities and the Residual Interest, including Internal Revenue Service Forms 1099 and (if instructed in writing by the Depositor on the basis of the advice of legal counsel) Form 1066, Schedule Q and other similar reports that are required to be filed by the Indenture Trustee or its agent and the holder of a Residual Interest, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Securityholders or the holder of Residual Interest, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Securityholders or the holder of Residual Interest may reasonably require.

     (h) Reports and computer tapes furnished by the Servicer and the Indenture Trustee pursuant to this Agreement shall be deemed confidential and of a proprietary nature, and shall not be copied or distributed except in connection with the purposes and requirements of this Agreement. No Person entitled to receive copies of such reports or tapes shall use the information therein for the purpose of soliciting the customers of the Depositor or the Servicer or for any other purpose except as set forth in this Agreement.

     Section 6.02   Reports of Foreclosure and Abandonment of Mortgaged
                    ---------------------------------------------------
Property.
--------

     Each year beginning in 1998 the Servicer, at its expense, shall make the reports of foreclosures and abandonments of any Mortgaged Property required by Section 6050J of the Code. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by such
Section 6050J of the Code.

     Section 6.03   Specification of Certain Tax Matters.
                    ------------------------------------
     Each Securityholder shall provide the Indenture Trustee with a completed and executed Form W-9 prior to purchasing a Security. The Indenture Trustee shall comply with all requirements of the Code, and applicable state and local law, with respect to the withholding from any distributions made to any Securityholder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.


                                 ARTICLE VII.

                         GENERAL SERVICING PROCEDURE
                        ---------------------------

     Section 7.01  Assumption Agreements.
                   ---------------------
     Except as otherwise provided in the next sentence, the Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Obligor (whether by absolute conveyance or by contract of sale, and whether or not the Obligor remains or is to remain liable under the Debt Instrument and/or the Mortgage), exercise its rights to accelerate the maturity of such Home Loan under the "due-on-sale" clause, if any, applicable thereto. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause or enforcement would materially increase the risk of default or delinquency on, or impair the security for, the Home Loan, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Debt Instrument and, to the extent permitted by applicable state law, the Obligor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Obligor is released from liability and such person is substituted as the Obligor and becomes liable under the Debt Instrument. In connection with any assumption or substitution, the Servicer shall apply Accepted Servicing Procedures. Any fee collected by the Servicer in respect of an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Debt Instrument (including, but not limited to, the related Home Loan Interest Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Servicer shall notify the Indenture Trustee that any such substitution or assumption agreement has been completed by forwarding to the Indenture Trustee the original copy of such substitution or assumption agreement, which copy shall be added to the related Indenture Trustee's Home Loan File and shall, for all purposes, be considered a part of such Home Loan File to the same extent as all other documents and instruments constituting a part thereof.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Home Loan by operation of law or by the terms of the Debt Instrument or any assumption which the Servicer believes in good faith that it may be restricted by law from preventing, for any reason whatever. For purposes of this Section 7.01, the term "assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.


     Section 7.02   Satisfaction of Mortgages and Release of Home Loan
                    --------------------------------------------------
Files.
-----
     Upon the payment in full of any Home Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer will notify the Indenture Trustee by an appropriate certification of a Servicing Officer and shall request delivery to it of the Indenture Trustee's Home Loan File. Upon receipt of such certification and request, the Indenture Trustee shall promptly release the related Home Loan File to the Servicer. The Servicer shall provide for preparation of the appropriate instrument of satisfaction covering any Home Loan which pays in full and the Indenture Trustee shall cooperate in the execution and return of such instrument to provide for its delivery or recording as may be required. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to any Trust Account or shall be otherwise chargeable to the Trust, the Indenture Trustee or the Securityholders.

     From time to time and as appropriate for the servicing or foreclosure of any Home Loan, the Indenture Trustee shall, upon request of the Servicer and delivery to the Indenture Trustee of a Request for Release in the form of Exhibit B, release the related Home Loan File to the Servicer, and the Indenture Trustee shall, at the direction of the Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Servicer to return each and every document previously requested from the Home Loan File to the Indenture Trustee when the need therefor by the Servicer no longer exists, unless the Home Loan has been liquidated and the Net Liquidation Proceeds relating to the Home Loan File have been deposited in the Collection Account or the Home Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Indenture Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Home Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Home Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account have been so deposited, a copy of the Request for Release shall be released by the Indenture Trustee to the Servicer.

     Upon written certification of a Servicing Officer, the Indenture Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Obligor on the Debt Instrument or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Debt Instrument or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such plead-ings or documents be executed by the Indenture Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Indenture Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

     The Indenture Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Obligor on the Debt Instrument or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Debt Instrument or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Indenture Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Indenture Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Indenture Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Indenture Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Indenture Trustee by the Servicer or take any other action requested in such request that is, in the opinion of the Servicer as evidenced by such request, required by any state or other jurisdiction to discharge the lien of a Mortgage upon the satisfaction thereof and the Indenture Trustee will sign and post, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five Business Days, or more promptly if needed, of the Indenture Trustee's receipt of such certificate or documents. Such certificate or documents shall establish to the Indenture Trustee's satisfaction that the related Home Loan has been paid in full by or on behalf of the Obligor and that such payment has been deposited in the Collection Account.

     Section 7.03  Servicing Compensation.
                   ----------------------
     As compensation for its services hereunder, the Servicer shall be entitled to receive from the Collection Account, the Servicing Fee out of which the Servicer shall pay any servicing fees owed or payable to any Subservicer. Additional servicing compensation in the form of assumption fees, modification fees, and other administrative fees, insufficient funds charges, prepayment penalties, amounts remitted pursuant to Section 7.01, late payment charges and investment income on earnings on the Trust Accounts shall be part of the Servicing Compensation payable to the Servicer hereunder and shall be paid either by the Servicer retaining such additional servicing compensation prior to deposit in the Collection Account pursuant to
Section 5.01(b)(1) or if deposited into the Collection Account as part of the Servicing Compensation withdrawn from the Collection Account pursuant to
Section 5.01(b)(3) hereof.

     The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein. The Transferor also agrees to pay all annual Rating Agency monitoring fees.

     Section 7.04   Statement as to Compliance and Financial Statements.
                    ---------------------------------------------------
     The Servicer will deliver to the Trustee, the Depositor and the Transferor not later than 90 days following the end of each fiscal year (beginning with 1998) of the Servicer, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.

     Contemporaneously with the submission of the Officers' Certificate required by the preceding paragraph, the Servicer shall deliver to the Trustee a copy of its annual audited financial statements prepared in the ordinary course of business. The Servicer shall, upon the request of the Depositor, deliver to such party any unaudited quarterly financial statements of the Servicer.

     The Servicer agrees to make available on a reasonable basis to the Depositor a knowledgeable officer of the Servicer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Depositor or the Underwriter on reasonable notice to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Depositor that the Servicer has the ability to service the Home Loans in accordance with this Agreement.

     The Servicer shall also furnish and certify to the requesting party such other information as to (i) its organization, activities and personnel relating to the performance of the obligations of the Servicer hereunder,
(ii) its financial condition, (iii) the Home Loans and (iv) the performance of the obligations of any Subservicer under the related Subservicing Agreement, in each case as the Trustee or the Depositor may reasonably request from time to time.

     Section 7.05   Independent Public Accountants' Servicing Report.
                    ------------------------------------------------
     Not later than 90 days following the end of each fiscal year (beginning with 1998) of the Servicer, the Servicer at its expense shall cause any of Arthur Andersen & Co., Coopers & Lybrand, Deloitte & Touche, Ernst & Young, KPMG Peat Marwick and Price Waterhouse & Co. or such other nationally recognized firm of Independent Certified Public Accountants (which may also render other services to the Servicer) to furnish a statement to the Trustee, the Transferor and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of the Home Loans under this Agreement or of mortgage loans under pooling and servicing agreements (including the Home Loans and this Agreement) substantially similar to one another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, such firm confirms that such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC requires it to report, each of which errors and omissions shall be specified in such statement. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer.

     Section 7.06   Right to Examine Servicer Records.
                    ---------------------------------
     Each Securityholder, the Indenture Trustee, the Issuer and each of their respective agents shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine, audit and copy, at the expense of the Person making such examination, any and all of the books, records or other information of the Servicer (including without limitation any Subservicer to the extent provided in the related Subservicing Agreement) whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement. Each Securityholder, the Indenture Trustee and the Issuer agree that any information obtained pursuant to the terms of this Agreement shall be held confidential.

     Section 7.07   Reports to the Indenture Trustee; Collection Account
                    ----------------------------------------------------
Statements.
----------

     If the Collection Account is not maintained with the Indenture Trustee, then not later than 25 days after each Record Date, the Servicer shall forward to the Indenture Trustee a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into the Collection Account for each category of deposit specified in Section 5.01(b)(1), the aggregate of withdrawals from the Collection Account for each category of withdrawal specified in Section 5.01(b)(2) and (3) and in the related Due Period in each case, for the related Due Period.


                                ARTICLE VIII.

                      REPORTS TO BE PROVIDED BY SERVICER
                     ----------------------------------

     Section 8.01   Financial Statements.
                    --------------------

     The Servicer understands that, in connection with the transfer of the Securities, Securityholders may request that the Servicer make available to the Securityholders and to prospective Securityholders annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied.

     The Servicer also agrees to make available on a reasonable basis to the Securityholders or any prospective Securityholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Securityholders and any prospective Securityholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Securityholders and such prospective Securityholder that the Servicer has the ability to service the Home Loans in accordance with this Agreement.



                                 ARTICLE IX.

                                 THE SERVICER
                               ------------

     Section 9.01   Indemnification; Third Party Claims.
                    -----------------------------------

     (a) The Servicer shall indemnify the Transferor, the Trust, the Depositor and the Indenture Trustee (each an "Indemnified Party") and hold harmless each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Home Loans in compliance with the terms of this Agreement; provided, however, that if the Servicer is not liable pursuant to
           --------  -------
the provisions of Section 9.01(d) hereof for its failure to perform its duties and service the Home Loans in compliance with the terms of this Agreement, then the provisions of this Section 9.01 shall have no force and effect with respect to such failure.

     (b) The Transferor, the Depositor or the Indenture Trustee, as the case may be, shall promptly notify the Servicer if a claim is made by a third party with respect to a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Home Loans in compliance with the terms of this Agreement. The Servicer shall promptly notify the Indenture Trustee and the Depositor of any claim of which it has been notified pursuant to this Section 9.01 by a Person other than the Depositor, and, in any event, shall promptly notify the Depositor of its intended course of action with respect to any claim.

     (c) The Servicer shall be entitled to participate in and, upon notice to the Indemnified Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to the counsel of the Servicer, but the fees and expenses of such counsel will be at the expense of such Indemnified Party, unless (a) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Servicer, (b) the Servicer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Servicer and one or more Indemnified Parties, and the Indemnified Parties shall have been advised by counsel that there may be one or more legal defenses available to them which are different from or additional to those available to the Servicer. The Servicer shall not be liable for any settlement of any such claim or action unless the Servicer shall have consented thereto or be in default on its obligations hereunder. Any failure by an Indemnified Party to comply with the provisions of this Section shall relieve the Servicer of liability only if such failure is materially prejudicial to the position of the Servicer and then only to the extent of such prejudice.

     (d) Neither the Transferor, the Depositor or the Servicer nor any of the directors, officers, employees or agents of the Transferor, the Depositor or the Servicer, or members or affiliates of the Depositor shall be under any liability to the Trust or the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however,
                                      --------  -------
that this provision shall not protect the Transferor, the Depositor, the Servicer or any such person against the remedies provided herein for the breach of any warranties, representations or covenants made herein, or against any specific liability imposed on the Transferor, the Depositor or the Servicer herein, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the duties of the Servicer, the Depositor or the Transferor, as the case may be, or by reason of reckless disregard of the obligations and duties of the Servicer, the Depositor or the Transferor, as the case may be, hereunder. The Transferor, the Depositor, the Servicer and any director, officer, employee or agent of the Transferor, the Depositor or the Servicer, or any member or affiliate of the Depositor may rely in good faith on any document of any kind which, prima facie, is
                                                          ----- -----
properly executed and submitted by any Person respecting any matters arising hereunder.

     (e) The Servicer, the Transferor and the Depositor and any director, officer, employee or agent of the Servicer, the Transferor or the Depositor shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Securities, other than any loss, liability or expense related to any specific Home Loan or Home Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Except as otherwise provided herein, neither of the Transferor, the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not related to its respective duties under this Agreement; provided, however, that, except as otherwise
                          --------  -------
provided herein, any of the Transferor, the Depositor, or the Servicer may, with the prior consent of the Indenture Trustee, in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Securityholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be, expenses, costs and liabilities of the Trust, and the Transferor, the Depositor and the Servicer shall be entitled to be reimbursed therefor out of the Collection Account.

     Section 9.02   Merger or Consolidation of the Servicer.
                    ---------------------------------------
     The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation and maintain such other licenses and permits, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Home Loans and to perform its duties under this Agreement.

     Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an Eligible Servicer and shall be the successor of the Servicer, as applicable hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger, conversion, consolidation or succession to the Indenture Trustee and the Issuer.

     Section 9.03   Limitation on Liability of the Servicer and Others.
                    --------------------------------------------------
     The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 9.01 herein, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Home Loans in accordance with this Agreement.

     Section 9.04   Servicer Not to Resign; Assignment.
                    ----------------------------------
     The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) by the consent of the Indenture Trustee or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to clause (b) of the preceding sentence permitting the resignation of the Servicer shall be evidenced by an independent opinion of counsel to such effect delivered (at the expense of the Servicer) to the Indenture Trustee. No resignation of the Servicer shall become effective until the Indenture Trustee or a successor servicer, appointed pursuant to the provisions of Section 10.02 and satisfying the requirements of Sections 4.08 hereof with respect to the qualifications of a successor Servicer, shall have assumed the Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

     Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder, without the prior written consent of the Indenture Trustee, and absent such written consent any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void.

     Section 9.05   Relationship of Servicer to Issuer and the Indenture
                    ----------------------------------------------------
Trustee.
-------

     The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Issuer and the Indenture Trustee under this Agreement is intended by the parties hereto to be that of an independent contractor and not of a joint venturer, agent or partner of the Issuer or the Indenture Trustee.

                                  ARTICLE X.

                                   DEFAULT
                                  -------

     Section 10.01   Events of Default.
                     -----------------

     (a) In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

          (i) any failure by the Servicer to deposit in the Collection Account in accordance with Section 5.01(b) any payments in respect of the Home Loans received by the Servicer no later than the second Business Day following the day on which such payments were received; or

          (ii) failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given (a) to the Servicer by the Indenture Trustee or the Issuer, or (b) to the Servicer, the Indenture Trustee or the Issuer by any Majority Securityholder; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

          (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

          (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

     (b) then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Majority Securityholders, the Indenture Trustee or the Issuer by notice in writing to the Servicer may, in addition to whatever rights such Person may have at law or equity to damages, including injunctive relief and specific performance, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the Home Loans and the proceeds thereof, as servicer under this Agreement. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Home Loans or otherwise, shall, subject to Section 10.02, pass to and be vested in a successor servicer, or the Indenture Trustee if a successor servicer cannot be retained in a timely manner, and the successor servicer, or Indenture Trustee, as applicable, is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Home Loans and related documents. The Servicer agrees to cooperate with the successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the successor servicer for administration by it of all amounts which shall at the time be credited by the Servicer to each Collection Account or thereafter received with respect to the Home Loans.

     Section 10.02  Indenture Trustee to Act; Appointment of Successor.
                    --------------------------------------------------
     On and after the date the Servicer receives a notice of termination pursuant to Section 10.01, or the Indenture Trustee receives the resignation of the Servicer evidenced by an opinion of counsel or accompanied by the consents required by Section 9.04, or the Servicer is removed as servicer pursuant to this Article X, then, subject to Section
                 ---------
4.08, the Indenture Trustee shall appoint a successor servicer to be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the successor servicer shall not be liable for any actions of any servicer prior to it; provided further, however, that if a successor servicer cannot be retained in a timely manner, the Indenture Trustee shall act as successor Servicer. In the event the Indenture Trustee assumes the responsibilities of the Servicer pursuant to this Section 10.02, the Indenture Trustee will make reasonable efforts consistent with applicable law to become licensed, qualified and in good standing in each Mortgaged Property State the laws of which require licensing or qualification, in order to perform its obligations as Servicer hereunder or, alternatively, shall retain an agent who is so licensed, qualified and in good standing in any such Mortgaged Property State.

     In the case that the Indenture Trustee serves as successor servicer, the Indenture Trustee in such capacity shall not be liable for any servicing of the Home Loans prior to its date of appointment, and shall not be subject to any obligations to repurchase any Home Loans. The successor servicer shall be obligated to make Servicing Advances hereunder. As compensation therefor, the successor servicer appointed pursuant to the following paragraph, shall be entitled to all funds relating to the Home Loans which the Servicer would have been entitled to receive from the Note Distribution Account pursuant to
Section 5.01(c) as if the Servicer had continued to act as servicer hereunder, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections
7.01 and 7.03.
         ----

     Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly to the Indenture Trustee or, at the direction of the Indenture Trustee, to the successor servicer. The compensation of any successor servicer (including, without limitation, the Indenture Trustee) so appointed shall be the Servicing Fees, together with other Servicing Compensation provided for herein. In the event the Indenture Trustee is required to solicit bids to appoint a successor servicer, the Indenture Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions that: (i) have a net worth of not less than $25,000,000, (ii) have a blanket fidelity bond and errors and omissions insurance coverage satisfying the requirements set forth in Section 4.03 and
(iii) would not cause any rating of any Class of the Securities in effect immediately prior to such assignment to be qualified, downgraded or withdrawn, as evidenced by a letter from each Rating Agency to such effect. Such public announcement shall specify that the successor servicer shall be entitled to the full amount of the Servicing Fee and Servicing Compensation provided for herein. Within thirty days after any such public announcement, the Indenture Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Indenture Trustee shall deduct from any sum received by the Indenture Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unpaid Servicing Fees and unreimbursed Servicing Advances made by the Indenture Trustee. After such deductions, the remainder of such sum shall be paid by the Indenture Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor. The Indenture Trustee, the Issuer, any Custodian, the Servicer and any such successor servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Indenture Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Indenture Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee or such successor servicer, as applicable, all amounts which then have been or should have been deposited in any Trust Account maintained by the Servicer or which are thereafter received with respect to the Home Loans. Neither the Indenture Trustee nor any other successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Indenture Trustee to each Securityholder, the Issuer and the Depositor and, except in the case of the appointment of the Indenture Trustee as successor to the Servicer (when no consent shall be required).

     Pending appointment of a successor to the Servicer hereunder, the Indenture Trustee shall act as servicer hereunder as hereinabove provided.
In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor servicer out of payments on the Home Loans as it and such successor servicer shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to Section 7.03, together with other Servicing Compensation in the form of assumption fees, late payment charges or otherwise as provided in this Agreement.

     Section 10.03  Waiver of Defaults.
                    ------------------
     The Majority Securityholders may waive any events permitting removal of the Servicer as servicer pursuant to this Article X, provided, however,
                                          ---------
that the Majority Securityholders may not waive a default in making a required distribution on a Security or Residual Interest without the consent of the related Securityholder or holders of the Residual Interest. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.


                                 ARTICLE XI.

                                 TERMINATION
                                -----------

     Section 11.01   Termination.
                     -----------

     This Agreement shall terminate upon notice to the Indenture Trustee of either: (a) the later of (i) the satisfaction and discharge of the Indenture pursuant to the provisions thereof or (ii) the disposition of all funds with respect to the last Home Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Indenture Trustee, the Owner Trustee, the Co-Owner Trustee, the Issuer and the Custodian; or (b) the mutual consent of the Servicer, the Depositor, the Transferor and all Securityholders in writing.

     Section 11.02   Optional Termination.
                     --------------------

     The Majority Residual Interestholders may, at their option, effect an early termination of the Trust on or after any Distribution Date on which the Pool Principal Balance declines to 10% or less of the Original Pool Principal Balance. The Majority Residual Interestholders shall effect such early termination by providing notice thereof to the Indenture Trustee and Owner Trustee and by purchasing all of the Home Loans at a price not less than the Termination Price.

     Any such early termination by the Majority Residual Interestholders shall be accomplished by depositing into the Collection Account on the Determination Date immediately preceding the Distribution Date on which the purchase is to occur the amount of the Termination Price to be paid. The Termination Price and any amounts then on deposit in the Collection Account (other than any amounts not required to have been deposited therein pursuant to Section 5.01(b)(1) and any amounts withdrawable therefrom by the Indenture Trustee pursuant to Section 5.01(b)(3)) shall be transferred to the Note Distribution Account pursuant to Section 5.01(b)(2) for distribution to Securityholders on the succeeding Distribution Date; and any amounts received with respect to the Home Loans and Foreclosure Properties subsequent to the Due Period immediately preceding such final Distribution Date shall belong to the purchaser thereof. For purposes of calculating the Available Distribution Amount for such final Distribution Date, amounts transferred to the Note Distribution Account immediately preceding such final Distribution Date shall in all cases be deemed to have been received during the related Due Period, and amounts so transferred shall be applied pursuant to Section 5.01(c) and 5.01(d).

     Section 11.03   Notice of Termination.
                     ---------------------

     Notice of termination of this Agreement or of early redemption and termination of the Trust shall be sent (i) by the Indenture Trustee to the Noteholders in accordance with Section 2.06(b) of the Indenture and (ii) by the Owner Trustee to the Certificateholders and the Residual Interestholders in accordance with Section 9.1(d) of the Trust Agreement.


                                 ARTICLE XII.

                           MISCELLANEOUS PROVISIONS
                          ------------------------

     Section 12.01  Acts of Securityholders.
                    -----------------------
     Except as otherwise specifically provided herein, whenever Securityholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Securityholders if the Majority Securityholders agree to take such action or give such consent or approval.

     Section 12.02  Amendment.
                    ---------
     (a) This Agreement may be amended from time to time by the Depositor, the Servicer, the Transferor and the Issuer by written agreement with notice thereof to the Securityholders, without the consent of any of the Securityholders, to cure any error or ambiguity, to correct or supplement any provisions hereof which may be defective or inconsistent with any other provisions hereof or to add any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action will not adversely affect in any material respect the interests of the Securityholders. An amendment described above shall be deemed not to adversely affect in any material respect the interests of the Securityholders if either (i) an opinion of counsel is obtained to such effect, and (ii) the party requesting the amendment obtains a letter from each of the Rating Agencies confirming that the amendment, if made, would not result in the downgrading or withdrawal of the rating then assigned by the respective Rating Agency to any Class of Securities then outstanding.

     (b) This Agreement may also be amended from time to time by the Depositor, the Servicer, the Transferor and the Issuer by written agreement, with the prior written consent of the Majority Securityholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Home Loans or distributions which are required to be made on any Security, without the consent of the holders of 100% of each Class of Notes or the Class B Certificates affected thereby, (ii) adversely affect in any material respect the interests of the holders of any Class of Notes or Class B Certificates in any manner other than as described in (i), without the consent of the holders of 100% of such Class of Notes or the Class B Certificates, or (iii) reduce the percentage of any Class of Notes or the Class B Certificates, the holders of which are required to consent to any such amendment, without the consent of the holders of 100% of such Class of Notes or the Class B Certificates.

     (c) It shall not be necessary for the consent of Securityholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

     Prior to the execution of any amendment to this Agreement, the Issuer shall be entitled to receive and rely upon an opinion of counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Issuer may, but shall not be obligated to, enter into any such amendment which affects the Issuer's own rights, duties or immunities under this Agreement.

     Section 12.03  Recordation of Agreement.
                    ------------------------
     To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Securityholders' expense on direction of the Majority Securityholders but only when accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of the Securityholders or is necessary for the administration or servicing of the Home Loans.

     Section 12.04  Duration of Agreement.
                    ---------------------
     This Agreement shall continue in existence and effect until terminated as herein provided.

     Section 12.05  Governing Law.
                    -------------
     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     Section 12.06  Notices.
                    -------
     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to: (i) in the case of the Depositor, Financial Asset Securities Corp., 600 Steamboat Road, Greenwich, Connecticut 06830 Attention: Peter McMullin, or such other addresses as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Depositor, (ii) in the case of the Issuer, Cityscape Home Loan Owner Trust 1997-1, c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890,
Attention: Emmett R. Harmon, or such other address as may hereafter be furnished to the Securityholders and the other parties hereto, (iii) in the case of the Transferor and the Servicer, Cityscape Corp., 565 Taxter Road, Elmsford, New York Attention: Cheryl P. Carl, or such other address as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Servicer or the Transferor, (iv) in the case of the Indenture Trustee or Co-Owner Trustee, First Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance/Cityscape 1997-1, and (v) in the case of the Securityholders, as set forth in the applicable Note Register and Certificate Register. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Securityholders shall be effective upon mailing or personal delivery.

     Section 12.07  Severability of Provisions.
                    --------------------------
     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

     Section 12.08  No Partnership.
                    --------------
     Nothing herein contained shall be deemed or construed to create any partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor.

     Section 12.09  Counterparts.
                    ------------
     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

     Section 12.10  Successors and Assigns.
                    ----------------------
     This Agreement shall inure to the benefit of and be binding upon the Servicer, the Transferor, the Depositor, the Issuer and the Securityholders and their respective successors and permitted assigns.

     Section 12.11   Headings.
                     --------
     The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     Section 12.12  Actions of Securityholders.
                    --------------------------
     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Depositor, the Servicer or the Issuer.
Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Depositor, the Servicer and the Issuer if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Securityholder of any such instrument or writing may be proved in any reasonable manner which the Depositor, the Servicer or the Issuer deems sufficient.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Securityholder shall bind every holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Depositor, the Servicer or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

     (d) The Depositor, the Servicer or the Issuer may require additional proof of any matter referred to in this Section 12.12 as it shall deem necessary.

     Section 12.13  Reports to Rating Agencies.
                    --------------------------
     (a) The Indenture Trustee shall provide to each Rating Agency copies of statements, reports and notices, to the extent received or prepared in connection herewith, as follows:

          (i)  copies of amendments to this Agreement;

          (ii) notice of any substitution or repurchase of any Home Loans;

          (iii) notice of any termination, replacement, succession, merger or consolidation of either the Servicer, any Custodian or the Issuer;

          (iv) notice of final payment on the Notes and the Class B
     Certificates;

          (v)  notice of any Event of Default;

          (vi) copies of the annual independent auditor's report delivered pursuant to Section 7.05, and copies of any compliance reports delivered by the Servicer hereunder including Section 7.04; and

          (vii)     copies of any Distribution Date Statement pursuant to
     Section 6.02(b).

However, with respect to clauses (a)(ii) and (a)(vi) above, the Servicer shall provide a copy of such documents to the Indenture Trustee, and the Indenture Trustee shall provide such copies of such documents to the Rating Agencies.

     (b) With respect to the requirement of the Indenture Trustee to provide statements, reports and notices to the Rating Agencies such statements, reports and notices shall be delivered to the Rating Agencies at the following addresses: (i) if to Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004-1064, Attention: Asset-Backed Monitoring Department,
(ii) if to Fitch, One State Street Plaza, New York, New York 10004, (iii) if to Duff & Phelps, 55 East Monroe Street, 35th Floor, Chicago, Illinois 60603,
Attention: MBS Monitoring.

     Section 12.14  Holders of the Residual Interest.
                    --------------------------------
     (a) Any sums to be distributed or otherwise paid hereunder or under the Trust Agreement to the holders of the Residual Interest shall be paid to such holders pro rata based on their percentage holdings in the
        --- ----
Residual Interest;

     (b) Where any act or event hereunder is expressed to be subject to the consent or approval of the holders of the Residual Interest, such consent or approval shall be capable of being given by the holder or holders of not less than 51% of the Residual Interest in aggregate.

     IN WITNESS WHEREOF, the Servicer, the Transferor, the Issuer and the Depositor have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this SALE AND SERVICING AGREEMENT .

                              CITYSCAPE HOME LOAN OWNER TRUST 1997-1,
                              By: Wilmington Trust Company, not in its
                                  individual capacity but solely as Owner
                                  Trustee



                              By:
                                 -----------------------------------------
                                  Name:
                                  Title:


                              FINANCIAL ASSET SECURITIES CORP., as
                              Depositor



                              By:
                                 -----------------------------------------
                                 Name:
                                 Title:


                              CITYSCAPE CORP., as Transferor and Servicer


                              By:
                                 -----------------------------------------
                                 Name:
                                 Title:


                              FIRST BANK NATIONAL ASSOCIATION, as
                              Indenture Trustee and Co-Owner Trustee


                              By:
                                 -----------------------------------------
                                 Name:
                                 Title:


THE STATE OF ________    )
                         )
COUNTY OF ________       )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said WILMINGTON TRUST COMPANY, not in its individual capacity but in its capacity as Owner Trustee of _________ HOME LOAN OWNER TRUST 1997-1 as Issuer, and that he executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF CITYSCAPE, this the ____ day of February, 1997.



                              --------------------------------------------
                              Notary Public, State of ________


THE STATE OF ________    )
                         )
COUNTY OF ________       )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________________, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FINANCIAL ASSET SECURITIES CORP., as the Depositor, and that he executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF CITYSCAPE, this the ____ day of February, 1997.



                              --------------------------------------------
                              Notary Public, State of ________





THE STATE OF ________    )
                         )
COUNTY OF ________       )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said CITYSCAPE CORP., as the Transferor and Servicer, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF CITYSCAPE, this the ____ day of February, 1997.



                              ------------------------------
                              Notary Public, State of ________



THE STATE OF ________    )
                         )
COUNTY OF ________       )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared ____________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRST BANK NATIONAL ASSOCIATION, a national banking association, as the Indenture Trustee, and that she executed the same as the act of such entity for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF CITYSCAPE, this the ____ day of February, 1997.



                              ------------------------------
                              Notary Public, State of ________




                                  EXHIBIT A
                                 ---------



                             (HOME LOAN SCHEDULE)






                                  EXHIBIT B
                                 ---------

                       REQUEST FOR RELEASE OF DOCUMENTS

                                    (Date)

To:  FIRST BANK NATIONAL ASSOCIATION, as Custodian
     180 East Fifth Street
     St. Paul, Minnesota 55101
     Attn:  Corporate Trust Department


     Re:  Custodial Agreement dated as of February 1, 1997 (the "Custodial
                                                                  --------
Agreement"), among FINANCIAL ASSET SECURITIES CORP., as Depositor,
---------
CITYSCAPE CORP., as Transferor and Servicer, FIRST BANK NATIONAL ASSOCIATION, as Custodian, FIRST BANK NATIONAL ASSOCIATION, as Indenture Trustee and CITYSCAPE HOME LOAN OWNER TRUST 1997-1, as Issuer

     In connection with the Indenture Trustee's Home Loan Files held by FIRST BANK NATIONAL ASSOCIATION, as the Custodian, we request the release, and acknowledge receipt, of the (Indenture Trustee's Home Loan File/(specify document)) for the Home Loan described below, for the reason indicated.

Obligor's Name, Address & Zip Code:
----------------------------------


Home Loan Number:
----------------


Reason for Requesting Documents (check one)
-------------------------------

___ 1. Home Loan Paid in Full. (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Collection Account.

___ 2. Home Loan Liquidated. (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Collection Account.

____ 3.   (a)  Home Loan in foreclosure or another method of liquidation pursuant to Section 4.02 of the Sale and Servicing Agreement.

          (b) Home Loan subject to documentation corrections for errors and ambiguities. (Servicer hereby certifies that the documentation released pursuant to this Request for Release of Documents has errors or ambiguities that require correction and that such documentation shall be corrected in a prompt manner and returned to the Custodian in accordance with the Sale and Servicing Agreement.

____ 4. Home Loan repurchased pursuant to Section 11.02 of the Sale and Servicing Agreement.

____ 5. Home Loan repurchased or substituted pursuant to Article II or III of the Sale and Servicing Agreement. (Servicer hereby certifies that the Purchase Price or Substitution Adjustment has been credited to the Collection Account).

____ 6. Subject to the approval of the Indenture Trustee set forth below, other servicing release (explain)


          ---------------------------------------------

          ---------------------------------------------

     If box 1 or 2 above is checked, and if all or part of the Indenture Trustee's Home Loan File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Home Loan.

     If box 3, 4, 5 or 6 above is checked, upon our return of all of the above documents to ______________________, as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

     Capitalized words used and not otherwise defined herein have the meanings assigned to them in the Custodial Agreement.

                              CITYSCAPE CORP.,
                              as Servicer

                              By:
                                 -----------------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------


                              Date:
                                   ---------------------------------------

WITH RESPECT TO BOX NUMBERS 4, 5 OR 6
-------------------------------------
ONLY, SUCH RELEASE APPROVED BY
------------------------------
THE INDENTURE TRUSTEE:
----------------------

FIRST BANK NATIONAL ASSOCIATION,
as Indenture Trustee



By:
   ----------------------
Name:
     -------------------------
Title:
      ------------------------



RECEIPT OF DOCUMENTS RETURNED TO CUSTODIAN:
------------------------------------------


FIRST BANK NATIONAL ASSOCIATION, as Custodian




By:
   ----------------------
Name:
     -------------------------
Title:
      ------------------------


                                  EXHIBIT C
                                 ---------

                INDENTURE TRUSTEE'S ACKNOWLEDGMENT OF RECEIPT

     First Bank National Association, a national banking association, in its capacity as Indenture Trustee under that certain Sale and Servicing Agreement, dated as of February 1, 1997 among Cityscape Corp., the Depositor, the Indenture Trustee and the Issuer (the "Sale and Servicing Agreement"), hereby acknowledges receipt by it in good faith without notice of adverse claims, subject to the provisions of Sections 2.05(a)(ii) and 2.05(c) of the Sale and Servicing Agreement of (x) the documents relating to the Home Loans referred to in Section 2.05(a)(i), (ii), (iii), (iv) and (v) of the Sale and Servicing Agreement, except that such may have been endorsed in blank and except with respect to the list of exceptions attached hereto, and based on its examination and only as to the foregoing, the information set forth in the Home Loan Schedule which corresponds to items (i), (ii) and (iv)-(viii) of the definition of "Home Loan Schedule" accurately reflects information set forth in the Home Loan File as well as the assignment to it of all other assets included in clauses (i) through (v) of the definition of "Trust Estate", and (y) the Trust Accounts and declares that it holds and will hold such documents and the other documents delivered to it constituting the Home Loan Files, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Estate" that are delivered to it, in trust for the exclusive use and benefit of all present and future Securityholders. The Indenture Trustee makes no representation as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, recordability or genuineness of any document in the Home Loan Files or of any such Home Loan or (ii) the collectability, insurability, effectiveness or suitability of any Home Loan.

     The Schedule of Home Loans is attached to this Acknowledgment of Receipt.

     Capitalized terms used herein and not defined shall have the respective meanings assigned to them in the Sale and Servicing Agreement.



                    FIRST BANK NATIONAL ASSOCIATION, as Indenture Trustee


                    By: ______________________________
                          Name:
                          Title:



                                  EXHIBIT D
                                 ---------

                  FORM OF INDENTURE TRUSTEE'S CERTIFICATION

                                                 ______________________, 199_



Financial Asset Securities Corp.


600 Steamboat Road
Greenwich, Connecticut 06830
Attention:  Peter McMullin

Cityscape Corp.
565 Taxter Road
Elmsford, NY  10523-2300
Attention:  Cheryl P. Carl


          Re: Sale and Servicing Agreement, dated as of February 1, 1997 among Cityscape Corp., Financial Asset Securities Corp. and First Bank National Association; Cityscape Home Loan Owner Trust, Series 1997-1 Home Loan Asset-Backed Notes and Certificates
               ----------------------------------------------------------

Ladies and Gentlemen:

          This certification is being delivered to you in accordance with
Section 2.06 of the above-captioned Sale and Servicing Agreement.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-referenced Sale and Servicing Agreement.

          The Indenture Trustee hereby certifies that it has reviewed the Home Loan Files with respect to the Home Loans listed in the related Home Loan Schedule, and that except as noted on the list of exceptions attached hereto and without making any determination as to whether any Home Loan File includes any of the documents specified in Section 2.05 of the Sale and Servicing Agreement, as to each Home Loan listed in the Home Loan Schedule,
(i) all documents constituting part of each such Home Loan File required to be delivered to it pursuant to the Sale and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and appear to have been properly executed and regular on their face and to relate to such Home Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth in the Home Loan Schedule relating to such Home Loans which corresponds to items (i), (ii) and (iv)-(viii) of the definition of "Home Loan Schedule" accurately reflects information set forth in the Home Loan File.

          The Indenture Trustee has made no independent examination of any documents contained in each Home Loan File beyond the review specifically required in the above-referenced Sale and Servicing Agreement. The Indenture Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability, execution by a Responsible Officer or genuineness of any of the documents contained in any Home Loan File of any of the Home Loans identified on the Home Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Home Loan or (iii) the existence of any document specified in clause (v) of Section 2.05(a) of the Sale and Servicing Agreement.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Sale and Servicing Agreement.


                              FIRST BANK NATIONAL ASSOCIATION, as Indenture Trustee


                              By:
                                 ---------------------------
                                 Name:


                                      ----------------------
                                 Title:
                                       ---------------------


                                  EXHIBIT E
                                 ---------


                 FORM OF INDENTURE TRUSTEE'S EXCEPTION REPORT

                                                   , 199__
                                        -----------

Financial Asset Securities Corp.
660 Steamboat Road
Greenwich, Connecticut 06830
Attention:  Peter McMullin

Cityscape Corp.
565 Taxter Road
Elmsford, NY  10523-2300
Attention:  Cheryl P. Carl

          Re: Sale and Servicing Agreement, dated as of February 1, 1997, among Cityscape Corp., Financial Asset Securities Corp. and First Bank National Association; Cityscape Home Owner Loan Trust, Series 1997-1 Home Loan Asset Backed Notes and Certificates
               -----------------------------------------------------------
Ladies and Gentlemen:

          In accordance with Section 2.06 of the above-referenced Sale and Servicing Agreement, the undersigned, as Indenture Trustee, hereby sets forth an updated exception report from the previous Indenture Trustee's
Certification issued (INSERT DATE).

          The Indenture Trustee has made no independent examination of any documents contained in each Home Loan File beyond the review specifically required in the above-referenced Sale and Servicing Agreement. The Indenture Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability, execution by a Responsible Officer, or genuineness of any of the documents contained in each Home Loan File of any of the Home Loans identified on the Home Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Home Loan or (iii) the existence of any document specified in clause (v) of
Section 2.05(a) of the Sale and Servicing Agreement.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Sale and Servicing Agreement.


                         FIRST BANK NATIONAL ASSOCIATION, as
                         Indenture Trustee


                         By:
                            ---------------------------
                            Name:
                                 ----------------------
                            Title:
                                  ---------------------



                                                                    EXHIBIT 2




                                                               Execution Copy







                               TRUST AGREEMENT

                                    among

                      FINANCIAL ASSET SECURITIES CORP.,
                                as Depositor,


                               CITYSCAPE CORP.,
                               as the Company,

                          WILMINGTON TRUST COMPANY,
                               as Owner Trustee

                                     and

                       FIRST BANK NATIONAL ASSOCIATION,
                             as Co-Owner Trustee

                         Dated as of February 1, 1997




                    CITYSCAPE HOME LOAN OWNER TRUST 1997-1
         Home Loan Asset Backed Notes and Certificates, Series 1997-1






                              TABLE OF CONTENTS

                                                                         Page
                                                                       ----


                                  ARTICLE I

                                 DEFINITIONS

          SECTION 1.1    Capitalized Terms  . . . . . . . . . . . . . . . -1-
          SECTION 1.2    Other Definitional Provisions  . . . . . . . . . -5-

                                  ARTICLE II

                                 ORGANIZATION

          SECTION 2.1    Name . . . . . . . . . . . . . . . . . . . . . . -6-
          SECTION 2.2    Office . . . . . . . . . . . . . . . . . . . . . -6-
          SECTION 2.3    Purposes and Powers  . . . . . . . . . . . . . . -6-
          SECTION 2.4    Appointment of Owner Trustee . . . . . . . . . . -7-
          SECTION 2.5    Initial  Capital  Contribution of  Owner  Trust
          Estate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-
          SECTION 2.6    Declaration of Trust . . . . . . . . . . . . . . -7-


          SECTION 2.7    (RESERVED) . . . . . . . . . . . . . . . . . . . -8-
          SECTION 2.8    Title to Trust Property  . . . . . . . . . . . . -8-
          SECTION 2.9    Situs of Trust . . . . . . . . . . . . . . . . . -8-
          SECTION 2.10   Representations and Warranties of the Depositor
          and
                           the Company; Covenant of the Company . . . . . -8-
          SECTION 2.11   Federal Income Tax Allocations . . . . . . . .  -10-

                                 ARTICLE III

                 TRUST CERTIFICATES AND TRANSFER OF INTERESTS

          SECTION 3.1    Initial Ownership  . . . . . . . . . . . . . .  -11-
          SECTION 3.2    The Trust Certificates . . . . . . . . . . . .  -11-
          SECTION 3.3    Execution, Authentication and Delivery of Trust
                           Certificates . . . . . . . . . . . . . . . .  -11-
          SECTION 3.4    Registration of Transfer and Exchange of Trust
                           Certificates . . . . . . . . . . . . . . . .  -12-
          SECTION 3.5    Mutilated, Destroyed, Lost or Stolen Trust
                           Certificates . . . . . . . . . . . . . . . .  -13-
          SECTION 3.6    Persons Deemed Owners  . . . . . . . . . . . .  -13-
          SECTION 3.7    Access to List of Owners' Names and Addresses   -13-
          SECTION 3.8    Maintenance of Office or Agency  . . . . . . .  -13-
          SECTION 3.9    Appointment of Paying Agent  . . . . . . . . .  -14-
          SECTION 3.10   (Reserved) . . . . . . . . . . . . . . . . . .  -14-
          SECTION 3.11   Book-Entry Certificates  . . . . . . . . . . .  -14-
          SECTION 3.12   Notices to Clearing Agency . . . . . . . . . .  -15-
          SECTION 3.13   Definitive Certificates  . . . . . . . . . . .  -15-
          SECTION 3.14   Restrictions on Transfer of Residual Interest
                           Instruments and the Certificates . . . . . .  -16-

                                  ARTICLE IV

                           ACTIONS BY OWNER TRUSTEE

          SECTION 4.1    Prior Notice to Owners with Respect to Certain
                           Matters  . . . . . . . . . . . . . . . . . .  -19-
          SECTION 4.2    Action  by  Owners  with   Respect  to  Certain
          Matters . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
          SECTION 4.3    Action by Owners with Respect to Bankruptcy  .  -21-
          SECTION 4.4    Restrictions on Owners' Power  . . . . . . . .  -21-
          SECTION 4.5    Majority Control . . . . . . . . . . . . . . .  -21-

                                  ARTICLE V

                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

          SECTION 5.1    Establishment of Trust Account . . . . . . . .  -21-
          SECTION 5.2    Application Of Trust Funds . . . . . . . . . .  -22-
          SECTION 5.3    Method of Payment  . . . . . . . . . . . . . .  -23-
          SECTION 5.4    Segregation of Moneys; No Interest . . . . . .  -23-
          SECTION 5.5    Accounting     and      Reports     to      the
          Certificateholder,
                           Owners, the Internal Revenue Service and Others
                                                                         -23-
          SECTION 5.6    Signature on Returns; Tax Matters Partner  . .  -23-

                                  ARTICLE VI

                    AUTHORITY AND DUTIES OF OWNER TRUSTEE

          SECTION 6.1    General Authority  . . . . . . . . . . . . . .  -24-
          SECTION 6.2    General Duties . . . . . . . . . . . . . . . .  -24-
          SECTION 6.3    Action upon Instruction  . . . . . . . . . . .  -25-
          SECTION 6.4    No   Duties  Except   as   Specified  in   this
          Agreement, the
                           Basic Documents or in Instructions . . . . .  -26-


          SECTION 6.5    No Action Except Under Specified Documents or
                           Instructions . . . . . . . . . . . . . . . .  -26-
          SECTION 6.6    Restrictions . . . . . . . . . . . . . . . . .  -26-

                                 ARTICLE VII
                         CONCERNING THE OWNER TRUSTEE

          SECTION 7.1    Acceptance of Trusts and Duties  . . . . . . .  -26-
          SECTION 7.2    Furnishing of Documents  . . . . . . . . . . .  -28-
          SECTION 7.3    Representations and Warranties . . . . . . . .  -28-
          SECTION 7.4    Reliance; Advice of Counsel  . . . . . . . . .  -29-
          SECTION 7.5    Not Acting  in Individual Capacity.  . . . . .  -29-
          SECTION 7.6    Owner Trustee Not Liable for Trust Certificates
          or
                           Home Loans . . . . . . . . . . . . . . . . .  -29-
          SECTION 7.7    Owner Trustee May Own Trust Certificates and
                           Notes  . . . . . . . . . . . . . . . . . . .  -30-
          SECTION 7.8    Licenses . . . . . . . . . . . . . . . . . . .  -30-
          SECTION 7.9    Rights of Co-Owner Trustee . . . . . . . . . .  -30-

                                 ARTICLE VIII

                        COMPENSATION OF OWNER TRUSTEE

          SECTION 8.1    Owner Trustee's Fees and Expenses  . . . . . .  -30-
          SECTION 8.2    Indemnification  . . . . . . . . . . . . . . .  -31-
          SECTION 8.3    Payments to the Owner Trustee  . . . . . . . .  -31-

                                  ARTICLE IX

                        TERMINATION OF TRUST AGREEMENT

          SECTION 9.1    Termination of Trust Agreement . . . . . . . .  -31-

                                  ARTICLE X

            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

          SECTION 10.1   Eligibility Requirements for Owner Trustee . .  -33-
          SECTION 10.2   Resignation or Removal of Owner Trustee or
                           Co-Owner Trustee . . . . . . . . . . . . . .  -33-
          SECTION 10.3   Successor Owner Trustee or Co-Owner Trustee  .  -34-
          SECTION 10.4   Merger or Consolidation of Owner Trustee or
                           Co-Owner Trustee . . . . . . . . . . . . . .  -34-
          SECTION 10.5   Appointment of Co-Owner Trustee or Separate
                           Owner Trustee  . . . . . . . . . . . . . . .  -35-

                                  ARTICLE XI

                                MISCELLANEOUS

          SECTION 11.1   Supplements and Amendments . . . . . . . . . .  -36-
          SECTION 11.2   No Legal Title to Owner Trust Estate in Owners  -37-
          SECTION 11.3   Limitations on Rights of Others  . . . . . . .  -38-
          SECTION 11.4   Notices  . . . . . . . . . . . . . . . . . . .  -38-
          SECTION 11.5   Severability . . . . . . . . . . . . . . . . .  -38-
          SECTION 11.6   Separate Counterparts  . . . . . . . . . . . .  -38-
          SECTION 11.7   Successors and Assigns . . . . . . . . . . . .  -38-
          SECTION 11.8   No Petition  . . . . . . . . . . . . . . . . .  -39-
          SECTION 11.9   No Recourse  . . . . . . . . . . . . . . . . .  -39-
          SECTION 11.10  Headings . . . . . . . . . . . . . . . . . . .  -39-
          SECTION 11.11  GOVERNING LAW  . . . . . . . . . . . . . . . .  -39-

EXHIBIT A      Form of Certificate
EXHIBIT B      Form of Residual Interest Instrument
EXHIBIT C      Form of Certificate of Trust
EXHIBIT D      Form of Certificate Depository Agreement
EXHIBIT E      Form of Transfer Certificate


     TRUST AGREEMENT, dated as of February 1, 1997, among FINANCIAL ASSET SECURITIES CORP., a Delaware corporation, as Depositor (the "Depositor"), CITYSCAPE CORP., a New York corporation (the "Company"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee (the "Owner Trustee") and FIRST BANK NATIONAL ASSOCIATION, as Co-Owner Trustee (the "Co-Owner Trustee").


                                  ARTICLE I

                                 DEFINITIONS

     SECTION 1.1    Capitalized Terms.  For all purposes of this Agreement,
                    -----------------
the following  terms shall  have the  meanings set  forth below:

     "Agreement" shall mean this Trust Agreement, as the same may be amended
      ---------
and supplemented from time to time.

     "Administration Agreement"  shall mean the Administration Agreement,
      ------------------------
dated as of February 1, 1997 among the Issuer, the Company, and First Bank National Association, as Administrator.

     "Administrator"  shall mean First Bank National Association, or any
      -------------
successor in interest thereto, in its capacity as Administrator under the Administration Agreement.

     "Basic Documents" shall mean this Agreement, the Sale and Servicing
      ---------------
Agreement,  the  Indenture,  the  Administration   Agreement,  the  Custodial
Agreement, the Note Depository Agreement, the Certificate Depository Agreement and the other documents and certificates delivered in connection therewith.

     "Benefit Plan" shall have the meaning assigned to such term in Section
      ------------
11.12.

     "Book-Entry-Certificate" shall mean a beneficial interest in the
      ----------------------
Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.11.
                                            ------------
     "Business Trust Statute" shall mean Chapter 38 of Title 12 of the
      ----------------------
Delaware Code, 12 Del. Code Section 3801 et seq., as the same may be amended
                                         -- ---
from time to time.

     "Certificate" shall mean a certificate (other than a Residual Interest
      -----------
Instrument) evidencing the beneficial interest of an Owner in the Trust, substantially in the form attached hereto as Exhibit A.
                                             ---------

     "Certificate Depository Agreement" shall mean the agreement among the
      --------------------------------
Trust and the DTC, dated as of the Closing Date, substantially in the form attached hereto as Exhibit D, relating to the Certificates, as the same may
                   ---------
be amended and supplemented from time to time.

     "Certificate Distribution Account" shall have the meaning assigned to
      --------------------------------
such term in Section 5.1.
             -----------
     "Certificate of Trust" shall mean the Certificate of Trust in the form
      --------------------
of Exhibit C to be filed for the Trust pursuant to Section 3810(a) of the
   ---------
Business Trust Statute.

     "Certificate Owner" shall mean, with respect to a Book-Entry
      -----------------
Certificate,  the Person  who  is  the beneficial  owner  of such  Book-Entry
Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Certificate Register" and "Certificate Registrar" shall mean the
      --------------------       ---------------------
register mentioned and the registrar appointed pursuant to Section 3.4.
                                                           -----------
     "Certificateholder" or "Holder" shall mean a Person in whose name a
      -----------------      ------
Certificate is registered.

     "Clearing Agency" shall mean an organization registered as a "clearing
      ---------------
agency" pursuant to Section 17A of the Exchange Act.

     "Clearing Agency Participant" shall mean a broker, dealer, bank, other
      ---------------------------
financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and
      ----
Treasury Regulations promulgated thereunder.

     "Corporate Trust Office" shall mean, with respect to the Owner Trustee,
      ----------------------
the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001,
Attention: Corporate Trust Administration; or at such other address in the State of Delaware as the Owner Trustee may designate by notice to the Owners and the Company, or the principal corporate trust office of any successor Owner Trustee (the address (which shall be in the State of Delaware) of which the successor owner trustee will notify the Owners and the Company).

     "Definitive Certificates" means a certificated form of security that
      -----------------------
represents a Certificate pursuant to Section 3.13 or a Residual Interest
                                     ------------
Instrument.

     "DTC" shall mean the Depository Trust Company, as the initial Clearing
      ---
Agency.
     "ERISA" shall have the meaning assigned thereto in Section 11.12.
      -----                                             -------------
     "Exchange Act" shall mean the Securities Exchange Act of 1934, as
      ------------
amended.
     "Expenses" shall have the meaning assigned to such term in Section 8.2.
      --------                                                  -----------
     "Indenture" shall mean the Indenture, dated as of February 1, 1997, by
      ---------
and between the Issuer and the Indenture Trustee.
     "Indenture Trustee" means First Bank National Association, as Indenture
      -----------------
Trustee under the Indenture.
     "Initial Certificate Principal Balance" shall mean $4,063,942.
      -------------------------------------
     "Insolvency Event" shall have occurred with respect to the Company if:
      ----------------
          (i) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or
     receiver   or  liquidator  in  any  insolvency,  readjustment  of  debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or
          (ii) the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of the Company's property;
          (iii) the board of directors of the Company shall voluntarily dissolve the Company; or
          (iv) the Company shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; provided however, that the substantive consolidation of the Company with an entity in respect of which the events described in
     (i) - (iv) above have occurred shall not constitute an Insolvency Event with respect to the Company.

     "Issuer" shall mean Cityscape Home Loan Owner Trust 1997-1, the Delaware
      ------
business trust created pursuant to this Agreement.
     "Majority Residual Interestholders" The Holders of more than an
      ---------------------------------
aggregate 50% Percentage Interest of the Residual Interest.
     "Non-permitted Foreign Holder" shall have the meaning set forth in
      ----------------------------
Section 3.14.
     "Non-U.S. Person" shall mean an individual, corporation, partnership or
      ---------------
other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust.
     "Owner" shall mean each holder of a Certificate and each holder of a
      -----
Residual Interest Instrument, as applicable.
     "Owner Trust Estate" shall mean the contribution of $1 referred to in
      ------------------
Section 2.5 and the Collateral (as defined in the Indenture).
-----------
     "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking
      -------------
corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor owner trustee hereunder.
     "Paying Agent" shall mean the Co-Owner Trustee or any successor in
      -------------
interest thereto or any other paying agent or co-paying agent appointed pursuant to Section 3.9 and authorized by the Issuer to make payments to and
            -----------
distributions from the Certificate Distribution Account, including payment of principal of or interest on the Certificates on behalf of the Issuer.
     "Percentage Interest" shall mean with respect to any Certificate, the
      -------------------
portion of the Certificates as a whole evidenced by such single Certificate, expressed as a percentage rounded to five decimal places, equivalent to a fraction, the numerator of which is the denomination represented by such single Certificate and the denominator of which is the Original Class Principal Balance of the Certificates. With respect to each Residual Interest Instrument, the percentage portion of all of the Residual Interest evidenced thereby as stated on the face of such Residual Interest Instrument.
     "Prospective Owner" shall mean each prospective purchaser of a Trust
      -----------------
Certificate.
     "Rating Agency Condition" shall mean, with respect to any action to
      -----------------------
which a Rating Agency Condition applies, that each Rating Agency shall have been given 10 days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Depositor, the Company, the Owner Trustee and the Co-Owner Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes and Certificates.
     "Record Date" shall mean as to each Distribution Date the last Business
      -----------
Day of the month immediately preceding the month in which such Distribution Date occurs.
     "Residual Interest" shall mean the right to receive distributions of
      -----------------
Excess Spread, if any, and certain other funds, if any, on each Distribution Date, pursuant to Section 5.01 of the Sale and Servicing Agreement.
     "Residual Interest Instrument" shall mean an instrument substantially
      ----------------------------
in the form attached as Exhibit B hereto and evidencing the Residual
                        ---------
Interest.
     "Residual Interestholders" shall mean, initially, the Company, as holder
      ------------------------
of 100% Percentage Interest of the Residual Interest.
     "Sale and Servicing Agreement" shall mean the Sale and Servicing
      ----------------------------
Agreement dated as of the date hereof, among the Trust as Issuer, the Depositor, the Indenture Trustee as Indenture Trustee and Co-Owner Trustee and the Company, as Transferor and Servicer.
     "Secretary of State" shall mean the Secretary of State of the State of
      ------------------
Delaware.
     "Treasury Regulations" shall mean regulations, including proposed or
      --------------------
temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.
     "Trust" shall mean the trust established by this Agreement.
      -----
     "Trust Certificates" shall mean the Certificates and the Residual
      ------------------
Interest Instruments, collectively.
     "Underwriter" shall mean Greenwich Capital Markets, Inc.
      -----------
SECTION 1.2	 Other Definitional Provisions.
		 -----------------------------
          (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.
          (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.
          (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.
          (d) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".
          (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.
          (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                                 ORGANIZATION

     SECTION 2.1    Name.  The Trust created hereby shall be known as
                    ----
"Cityscape Home Loan  Owner Trust 1997-1", in  which name the  Owner
Trustee may  conduct the business  of the Trust,  make and execute contracts and other instruments on behalf of the Trust and sue and be sued.
     SECTION 2.2    Office.  The office of the Trust shall be in care of the
                    ------
Owner Trustee  at the Corporate  Trust Office or  at such other address in  Delaware as  the Owner  Trustee may  designate by  written notice to the Owners and the Company.
     SECTION 2.3    Purposes and Powers.   (a)  The purpose of the Trust is
                    -------------------
to engage in the following activities:

               (i) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement and to sell such Notes and such Certificates;

              (ii) with the proceeds of the sale of the Notes and the Certificates, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor and the Company, as their interests may appear pursuant to the Sale and Servicing Agreement;

               (iii) to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Owners pursuant to the terms of the Sale and Servicing Agreement any portion of the Owner Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture;

               (iv) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

               (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith;

               (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Owners and the Noteholders; and

               (vii) to issue the Residual Interest Instruments pursuant to this Agreement.

The Trust is hereby authorized to engage in the foregoing activities.   The
Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

     SECTION 2.4   Appointment of Owner Trustee.  The Depositor hereby
                   ----------------------------
appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

     SECTION 2.5   Initial Capital Contribution of Owner Trust Estate.  The
                   --------------------------------------------------
Company hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1.  The
Owner Trustee hereby acknowledges receipt in trust from the Company, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate
Distribution Account.   The Company shall pay organizational expenses of the
Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

     SECTION 2.6   Declaration of Trust.  The Owner Trustee hereby declares
                    --------------------
that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Owners, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a partnership, with the assets of the partnership being the Home Loans and other assets held by the Trust, the partners of the partnership being the holders of the Trust Certificates and the Notes being non-recourse debt of the partnership. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust.

     SECTION 2.7   (RESERVED)

     SECTION 2.8   Title to Trust Property.
                   -----------------------
          (a) Subject to the Indenture, legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, the Co-Owner Trustee and/or a separate trustee, as the case may be.

          (b)  The Owners shall not have legal title to any part of the Owner
Trust Estate.   No transfer by operation of law or otherwise of any interest of the Owners shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Owner Trust Estate.

     SECTION 2.9   Situs of Trust.  The Trust will be located and
                   --------------
administered in the state of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York, except with respect to the Co-Owner Trustee. The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received and made by the Trust only in Delaware, Minnesota or New York. The only office of the Trust will be at the Corporate Trust Office in Delaware.

     SECTION 2.10  Representations and Warranties of the Depositor and the
                   -------------------------------------------------------
Company; Covenant of the Company.
--------------------------------

          (a) The Depositor hereby represents and warrants to the Owner Trustee and the Co-Owner Trustee that:

               (i) The Depositor is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted. The Depositor has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Depositor and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action of the Depositor; this Agreement evidences the valid, binding and enforceable obligation of the Depositor; and all requisite action has been taken by the Depositor to make this Agreement valid, binding and enforceable upon the Depositor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;.

               (ii) The consummation of the transactions contemplated by this Agreement will not result in (i) the breach of any terms or provisions of the articles of incorporation or bylaws of the Depositor, (ii) the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Depositor, or its property is subject, or (iii) the violation of any law, rule, regulation, order, judgment or decree to which the Depositor or its respective property is subject;

               (iii) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder.


          (b) The Company hereby represents and warrants to the Owner Trustee and the Co-Owner Trustee that:

               (i) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of New York, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

               (ii) The Company is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

               (iii) The Company has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement has been duly authorized by the Company by all necessary corporate action.

               (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Company, or any indenture, agreement or other instrument to which the Company is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Company's knowledge, any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties.

               (v) There are no proceedings or investigations pending or, to the Company's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement.

          (c) The Company covenants with the Owner Trustee and the Co-Owner Trustee that during the continuance of this Agreement it will comply in all respects with the provisions of its articles of incorporation in effect from time to time.

     SECTION 2.11   Federal Income Tax Allocations.  Net income of the Trust
                    ------------------------------
for any month, as determined for federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof), shall be allocated:

          (a) among the Certificates as of the first Record Date following the end of such month, in proportion to their ownership of principal amount of Certificates on such date, an amount of net income up to the sum of (i) the amount distributable in respect of interest to the Certificateholders pursuant to Section 5.01 of the Sale and Servicing Agreement for such month,
            ------------
and (ii) the portion of the market discount on the Home Loans accrued during such month that is allocable to the excess, if any, of the initial aggregate principal amount of the Certificates over their initial aggregate issue price; and

          (b) to the Residual Interestholders, pro rata, to the extent of any remaining net income.

If the net income of the Trust for any month is insufficient for the allocations described in clause (a) above, subsequent net income shall first be allocated to make up such shortfall before being allocated as provided in the preceding sentence. Net losses of the Trust, if any, for any month, as determined for federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof), shall be allocated to the Residual Interestholders to the extent the Residual Interestholders are reasonably expected to bear the economic burden of such net losses, and any remaining net losses shall be allocated among the Certificates as of the first Record Date following the end of such month in proportion to their ownership of principal amount of Trust certificates on such Record Date. Any indebtedness allocated pursuant to Treasury Regulation Section 1.752 - 3(a)(3) shall be allocated to the Residual Interest.

                                 ARTICLE III

                 TRUST CERTIFICATES AND TRANSFER OF INTERESTS

     SECTION 3.1  Initial Ownership. Upon the formation of the Trust by the
                  -----------------
contribution by the Company pursuant to Section 2.5 and
                                        ----------
until the issuance of the Trust Certificates, the Company shall be the sole Owner of the Trust.

     SECTION 3.2    The Trust Certificates.  The Certificates (other than the
                    ----------------------
Residual   Interest)   shall   be   issued   in   minimum denominations
of $100,000 and in integral multiples of $1,000 in excess thereof. The Residual Interest shall not be issued with a principal amount. The Trust Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Trust Officer of the Owner Trustee or the Administrator. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates.

     A transferee of a Trust Certificate shall become an Owner, and shall be entitled to the rights and subject to the obligations of an Owner hereunder and under the Sale and Servicing Agreement, upon such transferee's acceptance of a Trust Certificate duly registered in such transferee's name pursuant to
Section 3.4.
-----------

     SECTION 3.3   Execution, Authentication and Delivery of Trust
                   -----------------------------------------------
Certificates.  Concurrently with the initial sale of the
------------
Home Loans to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificates, in an aggregate principal  amount equal to  the initial Class Principal
Balance of the Certificates, and the Residual Interest Instruments representing 100% of the Percentage Interests of the Residual
Interest to be executed on behalf of the Trust, authenticated and delivered to or  upon the written order  of the Depositor, signed by its  chairman of the  board, its president  or any vice president,  without further corporate action  by the Depositor, in authorized denominations.  No Trust Certificate shall entitle its holder to any  benefit under this  Agreement, or shall be valid for
any purpose, unless there shall appear   on  such   Trust  Certificate
a   certificate  of   authentication substantially in the form set
forth in Exhibit A and B, executed by the Owner
         ---------------
Trustee or the Administrator, as the Owner Trustee's authenticating agent, by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Trust Certificate shall have
been  duly authenticated  and delivered  hereunder.   All  Trust Certificates
shall be dated the date of their authentication.

     SECTION 3.4   Registration of Transfer and Exchange of Trust
                   ----------------------------------------------
Certificates.  The Certificate Registrar shall keep or
------------
cause  to be  kept,  at the  office or  agency maintained
pursuant to Section 3.8, a Certificate Register in which, subject to such
            -----------
reasonable regulations  as  it may  prescribe, the  Owner
Trustee  shall provide  for the  registration  of Trust  Certificates and  of
transfers  and exchanges  of  Trust  Certificates as  herein  provided.   The
Administrator shall be the initial Certificate Registrar.

     Upon surrender for registration of transfer of any Trust Certificate at the office or agency maintained pursuant to Section 3.8, the Owner Trustee
                                            -----------
shall execute, authenticate  and  deliver (or  shall   cause
the  Administrator   as  its authenticating  agent  to authenticate
and  deliver),  in  the name  of  the designated transferee or transferees, one or more new  Trust Certificates in authorized denominations  of a  like  aggregate  amount  dated the  date  of authentication by the  Owner Trustee  or any  authenticating agent.
At the option of an Owner, Trust Certificates may be exchanged for other Trust Certificates of authorized denominations of a like aggregate amount upon surrender of the Trust Certificates to be exchanged at the office or agency maintained pursuant to Section 3.8.
                                              -----------
     Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly
executed  by  the Owner  or  his attorney  duly  authorized in  writing.   In
addition, (i) each Residual Interest Instrument presented or surrendered for registration of transfer and exchange must be accompanied by a letter from the Prospective Owner certifying as to the representations set forth in
Section 3.14(a) and (b); and (ii) each Certificate presented or surrendered
-----------------------
for registration of transfer and exchange must be accompanied by a letter from the Prospective Owner certifying as to the representations set forth in
Section 11.12. Each Trust Certificate surrendered for registration of transfer or exchange shall be canceled and disposed of by the Owner Trustee in accordance with its customary practice.

     No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

     The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make and the Certificate Registrar shall not register transfer or exchanges of Trust Certificates for a period of 15 days preceding the due date for any payment with respect to the Trust Certificates.

     SECTION 3.5   Mutilated, Destroyed, Lost or Stolen Trust Certificates.
                    -------------------------------------------------------
If   (a)  any   mutilated  Trust  Certificate   shall  be surrendered
to the  Certificate Registrar, or  if the  Certificate Registrar
shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee, or the Administrator as the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor and denomination. In connection with the issuance of any new Trust Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

     SECTION 3.6   Persons Deemed Owners.  Prior to due presentation of a
                   ---------------------
Trust Certificate for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Trust Certificate shall be registered in the Certificate Register as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to Section 5.2 and for
                          -----------
all other purposes whatsoever, and neither the Owner Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

     SECTION 3.7   Access to List of Owners' Names and Addresses.
                   --------------------------------------------
The Owner Trustee shall furnish or cause to be furnished to the Servicer, the Depositor and the Indenture Trustee, within 15 days after receipt by the Owner Trustee of a request therefor from the Servicer, the Depositor or the Indenture Trustee in writing, a list, in such form as the Servicer, the Depositor or the Indenture Trustee may reasonably require, of the names  and addresses of the Owners as of the most recent Record Date.
If three or more Holders of Certificates or any Holder(s) of Certificates evidencing not less than 25% of the Class Principal Balance of the Certificates apply in writing to the
Owner  Trustee, and  such application states   that   the    applicants
desire   to   communicate    with   other Certificateholders with respect to
their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within
five  Business   Days  after  the  receipt  of  such application, afford
such applicants access during normal business hours to the current list of Certificateholders. Each Owner, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Company, the Certificate Registrar or the Owner
Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     SECTION 3.8  Maintenance of Office or Agency.  The Owner Trustee
                  -------------------------------
shall maintain an office or offices or agency or agencies where
Trust  Certificates  may  be  surrendered for  registration  of  transfer or exchange  and  where notices  and demands  to  or upon  the Owner
Trustee in respect of the Trust Certificates and the Basic Documents may be served. The Owner Trustee initially designates the Administrator's office in St. Paul, Minnesota as  its principal corporate  trust office for  such
purposes.   The Owner  Trustee shall  give prompt written  notice to  the
Company and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     SECTION 3.9   Appointment of Paying Agent.  The Owner Trustee hereby
                   ---------------------------
appoints  the Co-Owner Trustee as Paying Agent under this Agreement.
The Paying Agent shall make distributions to Certificateholders and Residual Interestholders from the Certificate Distribution Account pursuant to Section 5.2 hereof and Section 5.01(e) of the Sale and Servicing
            -----------
Agreement  and  shall   report  the   amounts  of   such distributions
to  the  Owner Trustee.   The  Paying  Agent  shall have  the revocable
power to  withdraw funds from the  Certificate Distribution Account for the purpose of making the distributions referred to above.
In the  event that the Co-Owner Trustee shall no longer be the Paying
Agent hereunder, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner
Trustee shall cause such successor Paying Agent or any additional
Paying Agent appointed by the Owner Trustee to execute  and deliver to the  Owner Trustee an instrument in which such  successor Paying
Agent or additional  Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying
Agent will hold all sums, if any, held by it for
payment to the Owners in   trust  for   the   benefit  of   the
Certificateholders   and  Residual Interestholders  entitled thereto  until
such  sums shall  be  paid to  such Owners.   The Paying  Agent shall
return all unclaimed funds to the Owner Trustee, and upon removal of a Paying Agent, such Paying Agent shall also return all funds in its
possession to the Owner Trustee.   The provisions of
Sections 7.1, 7.3, 7.4 and 8.1   shall apply to the Co-Owner Trustee also
------------------------------
in its role  as Paying  Agent, for so  long as  the Co-Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other
paying  agent appointed hereunder.   Any reference  in this Agreement
to the Paying Agent shall include any  co-paying agent unless the context requires otherwise.  Notwithstanding  anything herein to the  contrary, the  Co-Owner Trustee and  the  Paying Agent shall be  the same  entity  as the  Indenture Trustee under the
Indenture and the Sale  and Servicing Agreement.   In such event,
the Co-Owner Trustee and the Paying Agent shall resign and the Owner Trustee shall assume the duties and obligations of the Co-Owner Trustee and the Paying Agent hereunder and under the Sale and Servicing Agreement.

     SECTION 3.10   (Reserved).
                    ----------

     SECTION 3.11   Book-Entry Certificates.  The Certificates, upon
                    -----------------------
original issuance, will be issued in the form of a typewritten Certificate or Certificates representing Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust; provided, however, that one Definitive
                                --------  -------
Certificate  (the Residual  Interest  Instrument) may  be issued to the
Company.   Such Certificate or Certificates shall  initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Certificate Owner will receive a definitive Certificate representing such Certificate Owners' interest in such Certificate, except as provided in this Section 3.11 and in Section
                                             ------------
SECTION 3.13.
------- -----
Unless   and   until   Definitive  Certificates,   fully registered,
have been issued to Certificate Owners pursuant to Section 3.13:
                                                   ------------
             (i)  the provisions of this Section shall be in full force
and      effect;

             (ii) the Certificate Registrar and the Owner Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of principal of and interest on the Certificates and the giving of instructions or directions hereunder) as the sole Holder of such Certificates and shall have no obligation to the related Certificate Owners;

             (iii) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control;

            (iv) the  rights of Certificate Owners shall be exercised
only      through the Clearing Agency and shall be limited to those
established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants.
Pursuant to  the Certificate   Depository   Agreement,   unless  and
until   Definitive Certificates are issued pursuant to Section 3.13,
                                    ------------
the initial Clearing Agency will make book-entry transfers among the Clearing Agency participants and receive and transmit payments of principal of and interest on the Certificates to such Clearing Agency Participants; and

               (v)  whenever this Agreement requires or permits actions to
be      taken  based upon instructions or directions  of Holders of
Certificates      evidencing a specified percentage of  the Class Principal
Balance of the      Certificates,  the Clearing  Agency shall  be deemed  to
represent such      percentage only to the extent that it has received
instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required
percentage  of the      beneficial  interest  in   the  Certificates  and
has   delivered  such      instructions to the Owner Trustee.

	SECTION 3.12   Notices to Clearing Agency.  Whenever a notice or other
                       --------------------------
communication to the Certificateholders is required under this
Agreement, unless and until Definitive Certificates shall have been - issued to Certificate Owners pursuant to Section 3.13, the Owner Trustee
                                          ------------
shall give all such notices and communications specified herein to be given to Certificateholders to the Clearing Agency, and shall have no obligations to the Certificate Owners.

	SECTION 3.13   Definitive Certificates.  If (i) the Administrator
                       -----------------------
advises  the Owner Trustee  in writing that  the Clearing Agency   is  no
longer  willing   or   able  to   properly  discharge   its responsibilities
 with respect to the Certificates, and the Administrator is unable to locate a qualified successor, (ii) the Administrator at its option advises the Owner Trustee in writing that it elects to terminate the book- entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating at least 50% of the Class Principal Balance of the Certificates advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interest of the Certificate Owners, then the Clearing Agency shall notify all Certificate Owners and the Owner Trustee of the occurrence of any such event and of the availability of the Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Owner Trustee of the typewritten Certificate or Certificates representing the Book-Entry
 Certificates by the Clearing Agency, accompanied by registration instructions the Owner Trustee shall execute and authenticate the Definitive Certificates in accordance with the instructions of the
Clearing Agency. Neither the Certificate Registrar nor the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such
instructions.   Upon the issuance  of Definitive  Certificates, the Owner
Trustee shall  recognize the Holders of the  Definitive Certificates as
Certificateholders.     The  Definitive   Certificates   shall  be
printed, lithographed or engraved or       SECTION 3.61   may be  produced
in any other manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof.

     SECTION 3.14  Restrictions on Transfer of Residual Interest Instruments.
                   ---------------------------------------------------------

          (a) Each Prospective Owner and any subsequent transferee of a Residual Interest Instrument, other than the Company, shall represent and warrant, in writing, to the Owner Trustee and the Certificate Registrar and any of their respective successors that:

               (i)  Such Person is  (A) a "qualified institutional buyer"
as defined in Rule 144A  under the Securities Act of  1933, as amended  (the "Securities Act"), and is aware that the seller of
               --------------
the Residual Interest Instrument may be relying on the exemption from the registration requirements of the Securities
Act provided by Rule 144A and is acquiring such Residual
Interest Instrument for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act, or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person within the meaning of Rule 3a-7 of the Investment Company Act of 1940, as amended (including, but not limited to, the Transferor or the Company).

               (ii) Such  Person  understands   that  the  Residual
Interest Instruments have not been and will not be registered under the Securities Act and may be offered, sold, pledged or otherwise transferred only to a person whom the seller reasonably believes is (A) a qualified institutional buyer or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of any state of the United States.

               (iii) Such Person understands that the Residual Interest Instruments bear a legend to the following effect:

           "THE RESIDUAL INTEREST IN THE TRUST REPRESENTED BY THIS RESIDUAL INTEREST INSTRUMENT HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS RESIDUAL INTEREST MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO, CITYSCAPE CORP.) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS RESIDUAL INTEREST UNDER THE ACT OR ANY STATE SECURITIES LAWS."

           (iv) Such  Person   shall  comply   with  the  provisions
of Section 3.14(b), as applicable, relating to the ERISA restrictions
   ---------------
with respect to the acceptance or acquisition of such Residual Interest Instrument.

          (b) Each Prospective Owner of any Trust Certificate, other than the Company, shall represent and warrant, in writing, to the Owner Trustee and the Certificate Registrar and any of their respective successors that the Prospective Owner is not (A) an
"employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"),
                                                              -----
or (B) a "plan" within the  meaning  of Section  4975(e)(1) of the Code  (any  such plan  or employee benefit plan, a "Plan")
                                                        ____
or (C) any entity, including an insurance company separate account or general account, whose underlying assets include plan assets by reason of a plan's investment in the entity and is not directly or indirectly purchasing such Trust Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan.

	     (c) By its acceptance of a Residual Interest Instrument, each Prospective Owner thereof agrees and acknowledges that no legal or beneficial interest in all or any portion of the Residual Interest Instruments may be transferred directly or indirectly to an individual, corporation, partnership or other person unless such transferee is not a Non-U.S. Person (any such person being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect.

	     (d)  (Reserved)

	     (e) The Residual Interest Instruments shall bear an additional legend referring to the foregoing restrictions contained in paragraphs (c) and (d) above.

     	    (f) The Prospective Owner of any Residual Interest Instrument shall obtain an opinion of counsel to the effect that, as a matter of federal income tax law, such Prospective Owner is permitted to accept the transfer of a Residual Interest Instrument.

	    (g) Each Prospective Owner of any Trust Certificate shall execute and deliver to the Owner Trustee and the Certificate Registrar a transfer certificate substantially in the form attached hereto as Exhibit E.


                                  ARTICLE IV
                            ACTIONS BY OWNER TRUSTEE

     SECTION 4.1    Prior Notice to Owners with Respect to Certain Matters.
                    ------------------------------------------------------
With respect to the following matters, the Owner Trustee shall not take action, and the Owners shall not direct the Owner Trustee to take any action, unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Owners in writing of the proposed action and the Owners shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Owners have withheld consent or the Owners have provided alternative direction:

          (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Home Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Home Loans);

          (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

          (c) the amendment or other change to this Agreement or any Basic Document in circumstances where the consent of any Noteholder is required;

          (d) the amendment or other change to this Agreement or any Basic Document in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Owners;

          (e) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable;

          (f) the consent to the calling or waiver of any default of any Basic Document;

          (g) the consent to the assignment by the Indenture Trustee or Servicer of their respective obligations under any Basic Document;

          (h) except as provided in Article IX hereof, dissolve, terminate or liquidate the Trust in whole or in part;

          (i) merge or consolidate the Trust with or into any other entity, or convey or transfer all or substantially all of the Trust's assets to any other entity;

          (j) cause the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Agreement;

          (k)  do any act that conflicts with any other Basic Document;

          (l) do any act which would make it impossible to carry on the ordinary business of the Trust;

          (m)  confess a judgment against the Trust;

          (n) possess Trust assets, or assign the Trust's right to property, for other than a Trust purpose;

          (o)  cause the Trust to lend any funds to any entity; or

          (p) change the Trust's purpose and powers from those set forth in this Trust Agreement.

     In addition, the Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall pay its indebtedness, operating expenses from its own funds, and the Trust shall not pay the indebtedness, operating expenses and liabilities of any other entity. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Company, the Depositor, and any of their respective affiliates.

     The Owner Trustee shall not have the power, except upon the direction of the Owners, and to the extent otherwise consistent with the Basic Documents, to (i) remove or replace the Servicer or the Indenture Trustee,
(ii) institute proceedings to have the Trust declared or adjudicated a bankrupt or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (vi) make any assignment for the benefit of the Trust's creditors, (vii) cause the Trust to admit in writing its inability to pay its debts generally as they become due, (viii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a "Bankruptcy Action"). So long as the Indenture remains in effect, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or the Company or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust or the Company.

     SECTION 4.2    Action by Owners with Respect to Certain Matters.  The
                    -------------------------------------------------
Owner Trustee shall not have the power, except upon the direction of the Owners, to (a) remove the Administrator under the Administration Agreement pursuant to Section 8 thereof, (b) appoint a successor Administrator pursuant
            ---------
to Section 8 of the Administration Agreement, (c) remove the Servicer under
   ---------
the Sale and Servicing Agreement pursuant to Section 10.01 thereof or (d)
                                             -------------
sell the Home Loans after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Owners.

     SECTION 4.3   Action by Owners with Respect to Bankruptcy.  The Owner
                   -------------------------------------------
Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Owners and the delivery to the Owner Trustee by each such Owner of a certificate certifying that such Owner reasonably believes that the Trust is insolvent.

     SECTION 4.4   Restrictions on Owners' Power.  The Owners shall not
                   -----------------------------
direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3 nor shall the Owner Trustee be obligated to
            -----------
follow any such direction, if given.

     SECTION 4.5   Majority Control.  Except as expressly provided herein,
                   ----------------
any action that may be taken by the Owners under this Agreement may be taken by Principal Balance of the Certificates and (ii) the Majority Residual Interestholders. Except as expressly provided herein, any written notice of the Owners delivered pursuant to this Agreement shall be effective if signed by Holders of Certificates evidencing more than (i) 50% of the Class Principal Balance of the Certificates and (ii) the Majority Residual Interestholders at the time of the delivery of such notice.

                                  ARTICLE V

                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

     SECTION 5.1    Establishment of Trust Account.  The Owner Trustee shall
                    ------------------------------
cause the Servicer, for the benefit of the Owners, to establish and maintain with First Bank National Association for the benefit of the Owner Trustee or Co-Owner Trustee one or more Eligible Accounts which while the Co-Owner Trustee holds such Trust Account shall be entitled "Certificate Distribution Account, First Bank National Association, as Indenture Trustee and Co-Owner Trustee, in trust for the Cityscape Home Loan Owner Trust, Series 1997-1". Funds shall be deposited in the Certificate Distribution Account as required by the Sale and Servicing Agreement.

     All of the right, title and interest of the Co-Owner Trustee or Owner Trustee in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof shall be held for the benefit of the Owners and such other persons entitled to distributions therefrom. Except as otherwise expressly provided herein or in the Sale and Servicing Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee or Co-Owner Trustee for the benefit of the Owners and the Servicer.

     In addition to the foregoing, the Certificate Distribution Account is a Trust Account under the Sale and Servicing Agreement and constitutes part of the Trust Estate pledged by the Trust to the Indenture Trustee under the Indenture. The Certificate Distribution Account shall be subject to and established and maintained in accordance with the applicable provisions of the Sale and Servicing Agreement and the Indenture, including, without limitation, the provisions of Section 5.02 of the Sale and Servicing Agreement regarding distributions from the Certificate Distribution Account.

     The Company agrees to direct and shall have the sole authority to direct the Owner Trustee or Co-Owner Trustee, or their successor in interest, as to the Permitted Investments in which the funds on deposit in the Trust Accounts (as such term is defined in the Sale and Servicing Agreement) may be invested.



     SECTION 5.2    Application Of Trust Funds.
                    --------------------------
          (a) On each Distribution Date, the Owner Trustee or Co-Owner Trustee shall direct the Paying Agent to distribute to the Certificateholders, the Servicer and the Residual Interestholders from amounts on deposit in the Certificate Distribution Account the distributions as provided in Section 5.01 of the Sale and Servicing Agreement with respect
               ------------
to such Distribution Date.

          (b) On each Distribution Date, the Owner Trustee shall cause the Paying Agent to send to DTC and each Residual Interestholder the statement provided to the Owner Trustee by the Servicer pursuant to Section 6.01 of
                                                          ------------
the Sale and Servicing Agreement with respect to such Distribution Date.

          (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to an Owner, such tax shall reduce the amount otherwise distributable to the Owner in accordance with this Section. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Owners sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to an Owner shall be treated as cash distributed to such Owner at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non- U.S. Owner), the Owner Trustee may in its sole discretion withhold such amounts in accordance with this paragraph (c). In the event that an Owner wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such owner in making such claim so long as such Owner agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

     SECTION 5.3    Method of Payment.  Subject to Section 3.11,
                     -----------------             ------------
distributions required to be made to Owners on any Distribution Date shall be made to each Owner of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Owner shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Distribution Date and such Holder's Certificates in the aggregate evidence a denomination of not less than $1,000,000; or, if not, by check mailed to such Owner at the address of such holder appearing in the Certificate Register; provided, however, that the initial Residual Interestholder shall receive all payments by wire transfer, in immediately available funds.

     SECTION 5.4    Segregation of Moneys; No Interest.  Subject to Sections
                    ----------------------------------
4.1 and 5.2,  moneys received by the Owner Trustee hereunder and deposited
____________
hereunder and deposited into the Certificate Distribution Account will be segregated except to the extent required otherwise by law or the Sale and Servicing Agreement and shall be invested in Permitted Investments at the direction of the Company. The Owner Trustee shall not be liable for payment of any interest in respect of such moneys.

     SECTION 5.5   Accounting and Reports to the Certificateholder, Owners,
                   --------------------------------------------------------
the Internal Revenue Service and Others.
-------------------------------------
The Owner Trustee shall (a) maintain (or cause to be maintained)
the books of the Trust on a calendar year basis on the accrual method of accounting, and such books shall be maintained separate from those of any other entity and reflect the separate interest of the Trust, (b) deliver to each Owner, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each Owner to prepare its federal and state income tax returns, (c) file such tax return relating to the Trust (including a partnership information return, IRS Form 1065), and make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.2(c) with respect to income or distributions to
                --------------
Owners. The Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Home Loans. The Owner Trustee shall not make the election provided under Section 754 of the Code.

     SECTION 5.6   Signature on Returns; Tax Matters Partner.
                   -----------------------------------------
       (a) The Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust, unless applicable law requires an Owner to sign such documents, in which case such documents shall be signed by the Company.

       (b) The Administrator shall be designated the "tax matters partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.

                                 ARTICLE VI

                    AUTHORITY AND DUTIES OF OWNER TRUSTEE

     SECTION 6.1    General Authority.  The Owner Trustee is authorized and
                    -----------------
directed to execute and deliver or cause to be executed and delivered the Notes, the Trust Certificates and the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described in
Article III, in each case, in such form as the Company shall approve, as evidenced conclusively by the Owner Trustee's execution thereof, and, on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver Classes of Securities in the following aggregate principal amounts:
Class A-1 Notes, $36,650,000; Class A-2 Notes, $10,000,000; Class A- 3
Notes, $15,350,000; Class A-4 Notes, $20,714,000; Class M-1 Notes,
$17,703,000; and Class M-2 Notes, $11,609,000. The administrator on behalf of the Owner Trustee shall authenticate and deliver the Class B Certificates. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust, pursuant to the Basic Documents.

     SECTION 6.2    General Duties.  It shall be the duty of the Owner
                    --------------
Trustee:
          (a) to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Owners, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator or the Co-Owner Trustee has agreed in the Administration Agreement or this Agreement, respectively, to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator or the Co-Owner Trustee to carry out its obligations under the Administration Agreement or this Agreement, respectively; and

          (b) to obtain and preserve, the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate.

     SECTION 6.3    Action upon Instruction.
                    -----------------------

          (a) Subject to Article IV and in accordance with the terms of the Basic Documents, the Owners may by written instruction direct the Owner Trustee in the management of the Trust but only to the extent consistent with the limited purpose of the Trust. Such direction may be exercised at any- time by written instruction of the Owners pursuant to Article IV.

          (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

          (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction from the Owners as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Owners received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

          (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

     SECTION 6.4   No Duties Except as Specified in this Agreement, the
                ----------------------------------------------------
Basic Documents or in Instructions.  The Owner Trustee shall not have any
----------------------------------
duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with
the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement, any Basic Document or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no
                                                      -----------
implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

     SECTION 6.5   No Action Except Under Specified Documents or
                   ---------------------------------------------
Instructions.
------------
The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.
                                 -----------

     SECTION 6.6   Restrictions.  The Owner Trustee shall not take any
                   ------------
action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.3
   ___________
or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal income tax purposes.
The Owners shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                 ARTICLE VII
                         CONCERNING THE OWNER TRUSTEE

     SECTION 7.1    Acceptance of Trusts and Duties.  The Owner Trustee
                    -------------------------------
accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement and the Basic Documents. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3
                                                          -----------
expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee;

          (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or the Owners;

          (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

          (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or the Company or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Trust Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Owner, other than as expressly provided for herein and in the Basic Documents;

          (f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Seller, the Company, the Indenture Trustee or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Servicer under the Sale and Servicing Agreement; and

          (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Owners, unless such Owners have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act provided, that the Owner Trustee shall be liable for its negligence or willful misconduct in the event that it assumes the duties and obligations of the Co-Owner Trustee under the Sale and Servicing Agreement pursuant to
Section 10.5 hereof.
------------

     SECTION 7.2    Furnishing of Documents.  The Owner Trustee shall
                    -----------------------
furnish (a) to the Owners promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents and (b) to Noteholders promptly upon written request therefor, copies of the Sale and Servicing Agreement, the Administration Agreement and the Trust Agreement.

     SECTION 7.3   Representations and Warranties.
                   ------------------------------
          (a) The Owner Trustee hereby represents and warrants to the Depositor and the Company, for the benefit of the Owners, that:

               (i) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

               (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

               (iii) Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

          (b) The Co-Owner Trustee hereby represents and warrants to the Depositor and the Company that:

               (i) It is a national banking association duly organized and validly existing in good standing under the laws of the United States. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

               (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

               (iii)     Neither the execution nor the delivery by it of
this      Agreement nor the consummation by it of the transactions
contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Minnesota law, governmental rule or regulation governing the banking or trust powers of the Co-Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

     SECTION 7.4   Reliance; Advice of Counsel.
                   ---------------------------

          (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.


          (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any Basic Document.

     SECTION 7.5   Not Acting  in Individual Capacity.  Except as provided
                   -----------------------------------
in this Article VII, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

     SECTION 7.6   Owner Trustee Not Liable for Trust Certificates or Home
                   -------------------------------------------------------
 Loans.  The recitals contained herein and in the Trust Certificates
 -----
(other than the signature and countersignature of the Owner Trustee on the Trust Certificates) shall be taken as the statements of the Depositor and the Company, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Trust Certificates (other than the signature and countersignature of the
Owner Trustee on the Trust Certificates and as specified in Section 7.3) or
                                                            -----------
the Notes, or of any Home Loans or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Home Loan, or the perfection and priority of any security interest created by any Home Loan or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Owners under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any insurance thereon; the existence and contents of any Home Loan on any computer or other record thereof; the validity of the assignment of any Home Loan to the Trust or of any intervening assignment; the completeness of any Home Loan; the performance or enforcement of any Home Loan; the compliance by the Depositor, the Company or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Indenture Trustee or the Servicer or any Subservicer taken in the name of the Owner Trustee.

     SECTION 7.7   Owner Trustee May Own Trust Certificates and Notes.
                    --------------------------------------------------
The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Trust Certificates or Notes and may deal with the Depositor, the Company, the Administrator, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

     SECTION 7.8   Licenses.  The Owner Trustee shall cause the Trust to
                   --------
use its best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the Basic
Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof.

     SECTION 7.9   Rights of Co-Owner Trustee.  The Co-Owner Trustee shall
                   --------------------------
be entitled to all the rights and benefits, but none of the liabilities, conferred upon the Owner Trustee in Article VII of this Agreement.

                                 ARTICLE VIII

                        COMPENSATION OF OWNER TRUSTEE

     SECTION 8.1    Owner Trustee's Fees and Expenses.  The Owner Trustee
                    ---------------------------------
shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Company and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Servicer for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

     SECTION 8.2    Indemnification.  The Company shall be liable pursuant
                    ---------------
to the Administration Agreement, for, and shall indemnify the Owner Trustee, the Co-Owner Trustee and their successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee or the Co-Owner Trustee hereunder, except only that the Company shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01 of the Sale
                                               ------------
and Servicing Agreement. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the Co-Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's or Co-Owner Trustee's choice of legal counsel shall be subject to the approval of the Company, which approval shall not be unreasonably withheld.

     SECTION 8.3    Payments to the Owner Trustee.  Any amounts paid to the
                    -----------------------------
Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                  ARTICLE IX
                          TERMINATION OF TRUST AGREEMENT

SECTION 9.1    Termination of Trust Agreement.
               ------------------------------

	(a) This Agreement (other than Article VIII) and the Trust shall terminate and be of no further force or effect on the earlier of: (i)
the satisfaction and discharge of the Indenture pursuant to Section 4.01 of the Indenture and the termination of the Sale and Servicing Agreement;
(ii) at the time provided in Section 9.1(c).; and (iii) the expiration
                             ---------------
of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy (the late ambassador of the United
States to the Court of St. James's) alive on the date hereof. The bankruptcy, liquidation, dissolution, death or incapacity of any Owner shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

          (b) The Certificates shall be subject to an early redemption or termination at the option of the Company in the manner and subject to the provisions of Section 11.02 of the Sale and Servicing Agreement.

          (c) Notice of any termination of the Trust, specifying the Distribution Date upon which the Certificateholders shall surrender their Certificates to the Paying Agent for payment of the final distributions and cancellation, shall be given by the Owner Trustee to the Certificateholders and the Rating Agencies mailed within five Business Days of receipt by the Owner Trustee of notice of such termination pursuant to Section 9.1(a) or
                                                       --------------
(b) above, which notice given by the Owner Trustee shall state (i) the Distribution Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 5.02 of the Sale and Servicing
                              ------------
Agreement.

     In the event that all of the Certificateholders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Trust Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Co-Owner Trustee to the Residual Interestholders on a pro rata basis.

          (d)  Except as provided in Sections 9.1(a) and (b) above, none of
                                     -----------------------
the Depositor, the Company nor any Owner shall be entitled to revoke or terminate the Trust.

          (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3820 of the Business Trust Statute.


                                  ARTICLE X

            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

     SECTION 10.1   Eligibility Requirements for Owner Trustee.  The Owner
                    ------------------------------------------
Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of  the Business Trust Statute; authorized to exercise corporate powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent which has) a long-term rating of at least "A-1" by Standard & Poor's, "D-1" by DCR and "F-1" by Fitch. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.
   ------------

     SECTION 10.2   Resignation or Removal of Owner Trustee or Co-Owner
                    ---------------------------------------------------
Trustee.  The Owner Trustee or Co-Owner Trustee may at any time resign and
-------
be discharged from the trusts hereby created by giving written notice thereof to the Administrator and the Indenture Trustee. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee or Co-Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee or Co-Owner Trustee and one copy to the successor Owner Trustee or Co-Owner Trustee. If no successor Owner Trustee or Co-Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving
of such notice of resignation, the resigning Owner Trustee or       SECTION
10.9 Co-Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee or Co-Owner Trustee.

     If at any time the Owner Trustee or Co-Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to
                                              ------------
resign after written request therefor by the Administrator, or if at any time the Owner Trustee or Co-Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or Co-Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or Co-Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee or Co- Owner Trustee.
If the Administrator shall remove the Owner Trustee or Co- Owner
Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee or Co-Owner Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee or Co-Owner Trustee so removed and one copy to the successor Owner Trustee or Co-Owner Trustee, and the Servicer shall be responsible for the payment of all fees owed to the outgoing Owner Trustee or Co-Owner Trustee.

     Any resignation or removal of the Owner Trustee or Co-Owner Trustee and appointment of a successor Owner Trustee or Co-Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee or Co-Owner Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing
   ------------
Owner Trustee or Co-Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee or Co-Owner Trustee to each of the Rating Agencies.

     SECTION 10.3  Successor Owner Trustee or Co-Owner Trustee.  Any
                   -------------------------------------------
successor Owner Trustee or Co-Owner Trustee appointed pursuant to Section
10.2 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee or Co-Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee or Co-Owner Trustee shall become effective and such successor Owner Trustee or Co-Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee or Co-Owner Trustee. The predecessor Owner Trustee or Co-Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee or Co-Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee or Co-Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee or Co-Owner Trustee all such rights, powers, duties, and obligations. No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to
Section 10.1.
------------

     Upon acceptance of appointment by a successor Owner Trustee or Co-Owner Trustee pursuant to this Section, the Administrator shall mail notice of the successor of such Owner Trustee or Co-Owner Trustee to all Owners, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Administrator fails to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee or Co-Owner Trustee, the successor Owner Trustee or Co-Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

    SECTION 10.4  Merger or Consolidation of Owner Trustee or Co-Owner
                   ----------------------------------------------------
Trustee.  Any corporation into which the Owner Trustee may be merged or
-------
converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible
                                --------
pursuant to Section 10.1, without the execution or filing of any
            ------------
instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the
                                                 -------- -------
Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

     SECTION 10.5  Appointment of Co-Owner Trustee or Separate Owner Trustee.
                   ---------------------------------------------------------
Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Mortgaged Property may at the time be located, and for the purpose of performing certain duties and obligations of the Owner Trustee with respect to the Trust and the Certificates under the Sale and Servicing Agreement, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner
Trustee to act as co-owner trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the
Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 25 days after the receipt by it of a request so to do, the Owner Trustee shall have the power to make such appointment.  No co-owner trustee or separate owner trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to
Section 10.1 and no notice of the appointment of any co-trustee or separate
------------
owner trustee shall be required pursuant to Section 10.3.
                                            ------------
     The Owner Trustee hereby appoints the Indenture Trustee as Co-Owner Trustee for the purpose of establishing and maintaining the Certificate Distribution Account and making the distributions therefrom to the Persons entitled thereto pursuant to Section 5.02 of the Sale and Servicing Agreement.

     Each separate owner trustee and co-owner trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate owner trustee or co-
owner trustee jointly (it being understood that such separate owner trustee or co-owner trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate owner trustee or co-owner trustee, but solely at the direction of the Owner Trustee; provided that Co-Owner
                                              --------
Trustee, in performing its duties and obligations under the Sale and Servicing Agreement, may act separately in its capacity as Co-Owner Trustee without the Owner Trustee joining in such Acts.

               (ii) no owner trustee under this Agreement shall be personally liable by reason of any act or omission of any other owner trustee under this Agreement; and

               (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate owner trustee or co-owner trustee.

     Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to the separate owner trustees and co-owner trustees, as if given to each of them. Every instrument appointing any separate owner trustee or co-owner trustee, other than this Agreement, shall refer to this Agreement and to the conditions of this Article. Each separate owner trustee and co-owner trustee, upon its acceptance of appointment, shall be vested with the estates specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

     Any separate owner trustee or co-owner trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate owner trustee or co-owner trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     The Co-Owner Trustee, in its capacity as Co-Owner Trustee, shall not have any rights, duties or obligations except as expressly provided in this Agreement and the Sale and Servicing Agreement.


                                  ARTICLE XI

                                MISCELLANEOUS

     SECTION 11.1   Supplements and Amendments.  This Agreement may be
                    --------------------------
amended by the Depositor, the Company and the Owner Trustee, with prior written notice to the Rating Agencies, but without the consent of any of the Noteholders or the Owners or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Owners provided, however, that such action shall not
                              -----------------
adversely affect in any material respect the interests of any Noteholder or Owner. An amendment described above shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Owner if (i) an opinion of counsel is obtained to such effect, and (ii) the party requesting the amendment satisfies the Rating Agency Condition with respect to such amendment.

     This Agreement may also be amended from time to time by the Depositor, the Company and the Owner Trustee, with the prior written consent of the Rating Agencies and with the prior written consent of the Indenture Trustee, the Holders (as defined in the Indenture) of Notes evidencing more than 50% of the Outstanding Amount of the Notes, the Holders of Certificates evidencing more than 50% of the Class Principal Balance of the Certificates and the Majority Residual Interestholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Owners; provided, however, that no such amendment shall
                           --------  -------
(a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Home Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Class Principal Balance of the Certificates or the Percentage Interests required to consent to any such amendment, in either case of clause (a) or (b) without the consent of the holders of all the outstanding Notes and Certificates, and in the case of clause (b) without the consent of the holders of all the outstanding Residual Interest Instruments.

     Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder and each Residual
Interestholder, the Indenture Trustee and each of the Rating Agencies.

     It shall not be necessary for the consent of Owners, the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Owners provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

     Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

     Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

     SECTION 11.2   No Legal Title to Owner Trust Estate in Owners.  The
                    ----------------------------------------------
Owners shall not have legal title to any part of the Owner Trust Estate. The Owners shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title, or interest of the Owners to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

     SECTION 11. 3  Limitations on Rights of Others.  The provisions of this
                    -------------------------------
Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Company, the Owners, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 11.4  Notices. (a) Unless otherwise expressly specified or
                   -------
permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), at the following addresses: (i) if to the Owner Trustee, its Corporate
Trust Office; (ii) if to the Depositor, Financial Asset Securities
Corp., 600 Steamboat Road, Greenwich, Connecticut 06830,
Attention: Peter McMullin, Vice President; (iii) if to the Company, Cityscape Corp., 565 Taxter Road, Elmsford, New York 10523-2300, Attention:
Cheryl P. Carl, Secretary; (iv) if to the Co-Owner Trustee, First Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101,
Attention: Structured Finance/Cityscape 1997-1; or, as to each such party, at such other address as shall be designated by such party in a written notice to each other party.

     (b) Any notice required or permitted to be given to an Owner shall be given by first-class mail, postage prepaid, at the address of such Owner as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Owner receives such notice.

     SECTION 11.5  Severability.  Any provision of this Agreement that is
                   ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 11.6  Separate Counterparts.  This Agreement may be executed
                   ---------------------
by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 11.7  Successors and Assigns.  All covenants and agreements
                   ----------------------
contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Company, the Owner Trustee and its successors and each owner and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by an Owner shall bind the successors and assigns of such Owner.

     SECTION 11.8  No Petition.  The Owner Trustee, by entering into this
                   -----------
Agreement, each Owner, by accepting a Trust Certificate, and the Indenture Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Company, the Depositor or the Trust, or join in any institution against the Company or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the Basic Documents.

     SECTION 11.9  No Recourse.   Each Owner by accepting a Trust
                   -----------
Certificate acknowledges that such Owner's Trust Certificate represents a beneficial interest in the Trust only and does not represent an interest in or an obligation of the Servicer, the Company, the Depositor, the Administrator, the Owner Trustee, the Co-Owner
Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificates or the Basic Documents.

     SECTION 11.10  Headings.  The headings of the various Articles and
                    --------
Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 11.11  GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN
                    -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

     FINANCIAL ASSET SECURITIES CORP.,      Depositor



     By:
        ------------------------------------------------------------------
         Name:            Title:

      CITYSCAPE CORP.



     By:
	------------------------------------------------------------------
	Name:            Title:

     WILMINGTON TRUST COMPANY,
     not in its individual capacity but solely as Owner Trustee



     By:
	------------------------------------------------------------------
	Name:           Title:


     FIRST BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Co-Owner Trustee and Paying Agent



     By:
	------------------------------------------------------------------
	Name:            Title:

        						        Exhibit A
              								---------

                        (FORM OF CLASS B CERTIFICATE)

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF FINANCIAL ASSET SECURITIES CORP., CITYSCAPE CORP. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT TO THE EXTENT DESCRIBED BELOW.


                    CITYSCAPE HOME LOAN OWNER TRUST 1997-1

                   8.17% HOME LOAN ASSET BACKED CERTIFICATE

evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of Home Loans sold to the Trust by Financial Asset Securities Corp..

NUMBER:______         FRACTIONAL UNDIVIDED  INTEREST: __________/__________th
                                                       CUSIP NO. _________


                 (See Reverse Pages for certain definitions)

     THIS CERTIFIES THAT___________ is the registered owner of a _________/__________th nonassessable, fully-paid, fractional undivided interest in CITYSCAPE Home Loan Owner Trust 1997-1 (the "Trust") formed by Financial Asset Securities Corp., a Delaware corporation (the "Seller").

     The Trust was created pursuant to a Trust Agreement dated as of February 1, 1997 (as amended and supplemented from time to time, the "Trust Agreement"), among the Seller, Financial Asset Securities Corp., a Delaware corporation (the "Company"), Wilmington Trust Company, as owner trustee (the "Owner Trustee") and First Bank National Association, as Co-Owner Trustee (the "Co-Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement or the Sale and Servicing Agreement dated as of February 1, 1997 (as amended and supplemented from time to time, the "Sale and Servicing Agreement"), among the Trust, the Seller, Cityscape Corp., as servicer (the "Servicer") and the Co-Owner Trustee, as applicable.

     This Certificate is one of the duly authorized Certificates designated as "Cityscape Home Loan Asset Backed Certificates, Series 1997-1", Class B (herein called the "Certificates") issued under the Trust Agreement. Also issued under an Indenture dated as of February 1, 1997, between the Trust and First Bank National Association, as Indenture Trustee, are the six classes of Notes designated as "Cityscape Home Loan Asset Backed Notes, Series 1997-1, Class A-1, Class A-2, Class A-3, Class A-4, Class M-1 and Class M-2 (collectively, the "Notes"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. Payments of principal and interest on this Certificate shall be made by First Bank National Association, in its capacity as Co-Owner Trustee under the Sale and Servicing Agreement. The property of the Trust includes a pool of Home Loans (the "Home Loans"), all monies due thereunder on or after the Cut-Off Date, certain accounts and the proceeds thereof, and certain other rights under the Trust Agreement and the Sale and Servicing Agreement and all proceeds of the foregoing. The rights of the holders of the Certificates are subordinated to the rights of the holders of the Notes, as set forth in the Sale and Servicing Agreement and the Indenture.

     Under the Trust Agreement, there will be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the next Business Day, (each, a "Distribution Date"), commencing in March, 1997, to the person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month in which each Distribution Date occurs (the "Record Date") such Certificateholder's fractional undivided interest in the amounts distributable to Certificateholders on such Distribution Date pursuant to Section 5.01 of the Sale and Servicing Agreement.

     The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement and the Indenture.

     It is the intent of the Seller, the Company, the Servicer and the Certificateholders that, for purposes of federal, state and local income and single business tax and any other income taxes, the Trust will be treated as a partnership and the Certificateholders (including the Company) will be treated as partners in that partnership. The Company and the other Certificateholders by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as partnership interests in the Trust. Each Certificateholder or Certificate Owner, by its acceptance of a Certificate or, in the case of a Certificate Owner, a beneficial interest in a Certificate, covenants and agrees that such Certificateholder or Certificate Owner, as the case may be, will not at any time institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

     Distributions on this Certificate will be made as provided in the Trust Agreement and the Sale and Servicing Agreement by the Indenture Trustee by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Co-Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Co-Owner Trustee in the Borough of Manhattan, The City of New York.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.


                 (Remainder of page intentionally left blank)

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

     THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.


			CITYSCAPE HOME LOAN OWNER TRUST 1997-1

			By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement



		        By:
			     --------------------------------------------------------------
						Authorized Signatory


DATED:  February __, 1997


                        CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Trust Agreement.





First Bank National Association, as  Administrator and Authenticating Agent



By:
    -----------------------------------------------------------------------
				Authorized Signatory



                           (REVERSE OF TRUST CERTIFICATE)

     The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, the Company, the Depositor, the Owner Trustee, the Co-Owner Trustee or any affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries respecting the Home Loans, all as more specifically set forth herein, in the Sale and Servicing Agreement and in the Indenture. A copy of each of the Sale and Servicing Agreement, the Indenture and the Trust Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon written request.

     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the Company and the rights of the Certificateholders under the Trust Agreement at any time by the Seller, the Company and the Owner Trustee with the consent of the holders of the Notes and the Certificates each voting as a class evidencing not less than a majority of the outstanding Notes and the Class Principal Balance of the Certificates. Any such consent by the holder of this Certificate shall be conclusive and binding on such holder and on all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Co-Owner Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Co-Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.
 The initial Certificate Registrar appointed under the Trust Agreement is the Co-Owner Trustee.

     The Certificates are issuable only as registered Certificates without coupons in denominations of $100,000 and in integral multiples of $1,000 in excess thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Co-Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     The Owner Trustee, the Co-Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee, the Co-Owner Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes and none of the Owner Trustee, the Co-Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Trust Agreement and the Trust created thereby and the Sale and Servicing Agreement shall terminate eighteen months after the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust. The Majority Residual Interestholders may at their option purchase the corpus of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Home Loans and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only on a Distribution Date on which the Pool Principal Balance is less than or equal to 10% of the Original Pool Principal Balance.

     The Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code or
(c) any entity, including an insurance company separate account, whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.


                                  ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE



--------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)



--------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

                                                        Attorney to
------------------------------------------------------- transfer said
Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:       --------------


*/
---------------------------------------
   Signature Guaranteed:



*/
---------------------------------------



--------------- */   NOTICE:  The signature to this assignment must
correspond with the - name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.


                                  EXHIBIT B
                            TO THE TRUST AGREEMENT

                    (FORM OF RESIDUAL INTEREST INSTRUMENT)

THE RESIDUAL INTEREST IN THE TRUST REPRESENTED BY THIS RESIDUAL INTEREST INSTRUMENT HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS RESIDUAL INTEREST MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3A-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO, CITYSCAPE CORP.) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS RESIDUAL INTEREST UNDER THE ACT OR ANY STATE SECURITIES LAWS.

NO TRANSFER OF THIS RESIDUAL INTEREST INSTRUMENT OR ANY BENEFICIAL INTEREST THEREIN SHALL BE MADE TO ANY PERSON UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE (I) IS NOT A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, DEFINED IN
SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (ANY SUCH PERSON BEING A "PLAN") AND (II) IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

(THIS RESIDUAL INTEREST INSTRUMENT IS NONTRANSFERABLE. NOTWITHSTANDING ANYTHING HEREIN OR IN THE TRUST AGREEMENT TO THE CONTRARY, ANY ATTEMPTED TRANSFER OF THIS RESIDUAL INTEREST INSTRUMENT SHALL BE NULL AND VOID FOR ALL PURPOSES.)

                    CITYSCAPE HOME LOAN OWNER TRUST 1997-1


                        RESIDUAL INTEREST CERTIFICATE

No. _____


     THIS CERTIFIES THAT __________________________________ (the "Owner") is
the registered owner of a _____% residual interest in Cityscape Home Loan
Owner Trust 1997-1 (the "Trust") existing under the laws of the State of Delaware and created pursuant to the Trust Agreement dated as of February 1, 1997 (the "Trust Agreement") between Financial Asset Securities Corp., as Depositor, Cityscape Corp., as the Company, Wilmington Trust Company, not in its individual capacity but solely in its fiduciary capacity as owner trustee under the Trust Agreement (the "Owner Trustee") and First Bank
National Association, as Co-Owner Trustee (the "Co-Owner Trustee").
Initially capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement. The Owner Trustee, on behalf of the Issuer and not in its individual capacity, has executed this Residual Interest Instrument by one of its duly authorized signatories as set forth below. This Residual Interest Instrument is one of the Residual Interest Instruments referred to in the Trust Agreement and is issued under and is subject to the terms, provisions and conditions of the Trust Agreement to which the holder of this Residual Interest Instrument by virtue of the acceptance hereof agrees and by which the holder hereof is bound. Reference is hereby made to the Trust Agreement and the Sale and Servicing Agreement for the rights of the holder of this Residual Interest Instrument, as well as for the terms and conditions of the Trust created by the Trust Agreement.

     The holder, by its acceptance hereof, agrees not to transfer this Residual Interest Instrument (except in accordance with terms and provisions of the Agreement).

     THIS RESIDUAL INTEREST INSTRUMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Residual Interest Instrument to be duly executed.


				CITYSCAPE HOME LOAN OWNER TRUST 1997-1

				By:  Wilmington Trust Company, not in its
				individual capacity but solely as
			        Owner Trustee under the Trust Agreement


     				By:
				    -------------------------------------
					Authorized Signatory

DATED: February __, 1997




                        CERTIFICATE OF AUTHENTICATION

     This is one of the Residual Interest Instruments referred to in the within-mentioned Agreement.



				_______________________,
				as Authenticating Agent



				By:
				   --------------------------------------------------
						Authorized Signatory


                                  ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE



--------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)



--------------------------------------------------------------------------
the within Instrument, and all rights thereunder, hereby irrevocably constituting and appointing

                                                        Attorney to
------------------------------------------------------- transfer said
Instrument on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:       --------------


*/
---------------------------------------
   Signature Guaranteed:



*/                                    ---------------------------------------


--------------- */   NOTICE:   The signature to this assignment must
correspond with the - name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                  EXHIBIT C
                             TO THE TRUST AGREEMENT


                           CERTIFICATE OF TRUST OF
		     CITYSCAPE HOME LOAN OWNER TRUST 1997-1
                     --------------------------------------


          THIS Certificate of Trust of Cityscape Home Loan Owner Trust
1997-1 (the "Trust"), dated February __, 1997, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, Section 3801 et seq.).
---------
	1.  Name.   The name of the business trust formed hereby is Cityscape
	    -----
Home Loan Owner Trust 1997-1.

	2.  Delaware Trustee.  The name and business address of the
            ----------------
trustee of the Trust in the State of Delaware is Wilmington Trust
Company, Rodney Square North, 1100 North Market Street,
Wilmington, Delaware 19890- 0001, Attention: Corporate Trust Administration.

          IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.


                                   WILMINGTON TRUST COMPANY,
                                   not in its individual capacity but solely as owner trustee under a Trust Agreement dated as of February 1, 1997



                                   By: ___________________________
                             		Name:
					Title:


                                  EXHIBIT D
                            TO THE TRUST AGREEMENT


                  (Form of Certificate Depository Agreement)


                                  EXHIBIT E


                             TRANSFER CERTIFICATE
-----------------------------------------------



First Bank National Association
180 East Fifth Street
St. Paul, Minnesota  55101

Attention: Structured Finance/Cityscape Home Loan Owner Trust 1997-1

Financial Asset Securities Corp.
600 Steamboat Road
Greenwich, Connecticut  06830

          Re: Trust Agreement, dated as of February 1, 1997, among Cityscape Corp., Financial Asset Securities Corp., First Bank National Association and Wilmington Trust Company, as Owner Trustee; Cityscape Home Loan
	       Owner Trust 1997-1 Home Loan Asset-Backed Notes and Certificates, Series 1997-1
               -------------------------------------------------

Ladies and Gentlemen:

          The undersigned (the "Transferee") has agreed to purchase from

                                (the "Transferor") the following:
-----------------------------------

(Insert Residual Interest Instrument(s) to be transferred)             A.
Rule 144A "Qualified Institutional Buyers" should complete this section

          I.  The Transferee is (check one):

                    (i) An insurance company, as defined in Section 2(13) ----- of the Securities Act of 1933, as amended (the "Securities
Act"), (ii) an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), (iii) a business development company as defined in Section 2(a)(48) of the Securities Act,
(iv) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (v) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, (vi) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (vii) a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, (viii) an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation (other than a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution referenced in Section 3(a)(2) of the Securities Act or a foreign bank or savings and loan association or equivalent institution), partnership, or Massachusetts or similar business trust; or (ix) an investment advisor registered under the Investment Advisors Act of 1940, which, for each of (i) through (ix), owns and invests on a discretionary basis at least $100 million in securities other than securities of issuers affiliated with the Transferee, securities issued or guaranteed by the United States or a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States, bank deposit notes and certificates of deposit, loan participations, repurchase agreements, securities owned but subject to a repurchase agreement, and currency, interest rate and commodity swaps (collectively, "Excluded Securities");

         a dealer registered pursuant to Section 15 of the ----- Securities Exchange Act of 1934, as amended (the "Exchange Act")
that in the aggregate owns and invests on a discretionary basis at least $10 million of securities other than Excluded Securities and securities constituting the whole or part of an unsold allotment to, or subscription by, Transferee as a participant in a public offering;

       an investment company registered under the Investment
  ---- Company Act that is part of a family of investment companies (as defined in Rule 144A of the Securities and Exchange Commission) which own in the aggregate at least $100 million in securities other than Excluded Securities and securities of issuers that are part of such family of investment companies;

        an entity, all of the equity owners of which are ----- entities described in this Paragraph A(I);

        a bank as defined in Section 3(a)(2) of the Securities
  ----- Act, any savings and loan association or other institution as referenced in Section 3(a)(5)(A) of the Securities Act, or any foreign bank or savings and loan association or equivalent institution that in the aggregate owns and invests on a discretionary basis at least $100 million in securities other than Excluded Securities and has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of transfer of the Residual Interest Instruments to the Transferee in the case of a U.S. Bank or savings and loan association, and not more than 18 months preceding such date in the case of a foreign bank or savings association or equivalent institution.

          II. The Transferee is acquiring such Residual Interest Instruments solely for its own account, for the account of one or more others, all of which are "Qualified Institutional Buyers" within the meaning of Rule 144A, or in its capacity as a dealer registered pursuant to Section 15 of the Exchange Act acting in a riskless principal transaction on behalf of a "Qualified Institutional Buyer". The Transferee is not acquiring such Residual Interest Instruments with a view to or for the resale, distribution, subdivision or fractionalization thereof which would require registration of the Residual Interest Instruments under the Securities Act.

          B.  "Accredited Investors" should complete this Section


          I.  The Transferee is (check one):

               a bank within the meaning of Section 3(a)(2) of the ----- Securities Act;

               a savings and loan association or other institution ----- defined in Section 3(a)(5) of the Securities Act;

               a broker or dealer registered pursuant to the Exchange
         ----- Act;

               an insurance company within the meaning of Section
         ----- 2(13) of the Securities Act;

               an investment company registered under the Investment ----- Company Act;

              an employee benefit plan within the meaning of Title I ------ of ERISA, which has total assets in excess of $5,000,000;

               another entity which is an "accredited investor"
         ----- within the meaning of paragraph    (fill in) of subsection
(a) of Rule 501   -- of the Securities and Exchange
Commission.

          II.  The Transferee is acquiring such Residual Interest
Instruments solely for its own account, for investment, and not with a view to or for the resale, distribution, subdivision or fractionalization thereof which would require registration of the Residual Interest Instruments under the Securities Act.

          C. If the Transferee is unable to complete one of paragraph A(I) or paragraph B(I) above, the Transferee must furnish an opinion in form and substance satisfactory to the Trustee of counsel satisfactory to the Trustee to the effect that such purchase will not violate any applicable federal or state securities laws.

          (To be completed by any Transferee acquiring an interest in Residual Interest Instruments or the Class B Certificates)

     	D. The Transferee represents that it is not (A) an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 19974, as amended ("ERISA"), or (B) a "plan" within the
                                    -----
meaning of Section 4975(e)(1) of the Code (any such plan or employee benefit plan, a "Plan") or (C) any entity, including an insurance company
         ----
separate account or general account, whose underlying assets include plan assets by reason of a plan's investment in the entity and is not directly or indirectly purchasing such Trust Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan.

     (By its acceptance of a Residual Interest Instrument, each Prospective Owner thereof agrees and acknowledges that no legal or beneficial interest in all or any portion of the Residual Interest Instruments may be transferred directly or indirectly to an individual, corporation, partnership or other person unless such transferee is not a Non-U.S. Person (any such person being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect.)

              (iii) the Transferee is an "accredited investor" as defined in Rule 501(a) of Regulation D pursuant to the 1933 Act.


                              Very truly yours,
			      (NAME OF PURCHASER)


                              By:    __________________________
                     			      Title: __________________________


Dated:

THE FOREGOING IS ACKNOWLEDGED THIS ____ DAY OF __________, 199_.


(NAME OF SELLER)
By:________________________
Title:_____________________

                           AMENDMENT

	This Amendment (this "Amendment") is dated and effective as of May 28, 1997, by and between Morgan Stanley Mortgage Capital, Inc., a New York corporation ("MSMC"), and NationsBanc Mortgage Corporation, a Texas corporation ("NationsBanc").

                            RECITALS

	A.	MSMC and NationsBanc have heretofore executed and entered
into that certain Master Mortgage Loan Sale and Servicing Agreement dated as of October 1, 1996, for Fixed Rate and Adjustable Mortgage Loans
(ther "Sale and Servicing Agreement").

	B.	MSMC, as seller, Norwest Bank Minnesota, National Association, as program administrator (the "Program Administrator"), and First Bank National Association, as trustee for Mortgage Pass-Through Certificates, Weighted Average Coupon Pass-Through Rates, Series 1997-P1 (the "Trustee"), have this day entered into that certain Pooling and Servicing Agreement, effective as of May 1, 1997 (the "Pooling Agreement"), with respect to certain but not all of the mortgage loans covered by the Sale and Servicing Agreement.
The mortgage loans so included and so covered are collectively referred to herein as the "Mortgage Loans" and are listed in Schedule 1 attached hereto.

	NOW THEREFORE, consideration of the above recitals and the covenants and agreements contained herein and for other good and valuable consideration the receipt and acknowledgment of which are hereby acknowledged by the parties, MSMC and NationsBanc hereby agree as follows:

	1.	Amendment of Sale and Servicing Agreement.
                -----------------------------------------
	Anything to the contrary in the Sale and Servicing Agreement notwithstanding, the Sale and Servicing Agreement is hereby amended, but only with respect to the Mortgage Loans, by the addition of the following provisions:

	A.	Not to Affect Adversely.
                -----------------------
        NationsBanc shall neither take any action nor consent to the taking of any action which would, or could reasonably be expected to, affect materially and adversely (i) the coverage of the Mortgage Pool Insurance Policy or the Special Hazard Policy maintained pursuant to the Pooling Agreement (a copy of which are attached hereto as Exhhibits A and B, respectively or (ii) the tax status of the Trust established by the Pooling Agreement as a grantor trust, without in each case first having obtained the prior written consent of the Program Administrator. In addition, prior to any determination that an Advance by NationsBanc would be non-recoverable, NationsBanc shall consult with the Program Administrator to deterime possible coverage of the Mortgage Loan to which such Advance relates under the Mortgage Pool Insurance Policy or the Special Hazard Policy maintained pursuant to the Pooling Agreement.

          B.   Environmental Matters.  With respect to any Mortgage Loan as
               ---------------------
     to which NationsBanc has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, NationsBanc shall not, on behalf of the Trustee, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property, if, as a result of any such action, the Trustee or the related Certificateholders would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless NationsBanc has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary mortgage lending industry standards, that:

          (1) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trust to take such actions as are
          necessary  to   bring  the   Mortgaged  Property   into  compliance
          therewith; and

          (2) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust to take such actions with respect to the affected Mortgaged Property.

          The cost of the environmental audit report contemplated by this Section shall be advanced by NationsBanc, subject to NationsBanc's right to be reimbursed therefor as a Servicing Advance pursuant to Section 11.05(iii) of the Sale and Servicing Agreement.

          If NationsBanc determines, as described above, that it is in the best economic interest of the Trust to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then NationsBanc shall take such action as it deems to be in the best economic interest of the Trust. The cost of any such compliance, containment, cleanup or remediation shall be advanced by NationsBanc, subject to NationsBanc's right to be reimbursed therefor as a Servicing Advance from the Custodial Account as a Servicing Advance pursuant to Section 11.05(iii) of the Sale and Servicing Agreement.

     2.   No Other Change.  Except as amended hereby, the Sale and Servicing
          ---------------
Agreement shall continue in full force and effect as originally written.


     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first above written.

                                   MORGAN STANLEY MORTGAGE CAPITAL INC.


                                   By:   _____________________________
                                   Name: _____________________________
                                   Title:_____________________________


                                                                    EXHIBIT 3


                                                             Execution Copy
                                                             --------------



                                  INDENTURE



                                   between




                   CITYSCAPE HOME LOAN OWNER TRUST 1997-1,
                                  as Issuer

                                     and

                      FIRST BANK NATIONAL ASSOCIATION,
                             as Indenture Trustee





                         Dated as of February 1, 1997





                    CITYSCAPE HOME LOAN OWNER TRUST 1997-1
         Home Loan Asset Backed Notes and Certificates, Series 1997-1




                              TABLE OF CONTENTS

                                                                       Page
                                                                       ----

                                  ARTICLE I

                                 Definitions

     Section 1.01.  Definitions . . . . . . . . . . . . . . . . . . . . . I-1
     Section 1.02.  Rules of Construction . . . . . . . . . . . . . . . . I-8

                                  ARTICLE II

                                  THE NOTES

     Section 2.01.  Form  . . . . . . . . . . . . . . . . . . . . . . .  II-1
     Section 2.02.  Execution, Authentication, Delivery and Dating  . .  II-1
     Section 2.03.  Registration; Registration of Transfer and
                    Exchange. . . . . . . . . . . . . . . . . . . . . .  II-2
     Section 2.04.  Mutilated, Destroyed, Lost or Stolen Notes. . . . .  II-3
     Section 2.05.  Persons Deemed Owner  . . . . . . . . . . . . . . .  II-4
     Section 2.06.  Payment of Principal and Interest; Defaulted
                    Interest  . . . . . . . . . . . . . . . . . . . . .  II-4
     Section 2.07.  Cancellation  . . . . . . . . . . . . . . . . . . .  II-4
     Section 2.08.  Conditions Precedent to the Authentication of the
                    Initial Issuance of Notes . . . . . . . . . . . . .  II-5
     Section 2.09.  Release of Collateral . . . . . . . . . . . . . . .  II-7
     Section 2.10.  Book-Entry Notes  . . . . . . . . . . . . . . . . .  II-8
     Section 2.11.  Notices to Clearing Agency  . . . . . . . . . . . .  II-8
     Section 2.12.  Definitive Notes  . . . . . . . . . . . . . . . . .  II-9
     Section 2.13.  Tax Treatment . . . . . . . . . . . . . . . . . . .  II-9

                                 ARTICLE III

                                  COVENANTS

     Section 3.01.  Payment of Principal and Interest . . . . . . . . . III-1
     Section 3.02.  Maintenance of Office or Agency . . . . . . . . . . III-1
     Section 3.03.  Money for Payments To Be Held in Trust  . . . . . . III-1
     Section 3.04.  Existence . . . . . . . . . . . . . . . . . . . . . III-3
     Section 3.05.  Protection of Collateral  . . . . . . . . . . . . . III-3
     Section 3.06.  Annual Opinions as to Collateral  . . . . . . . . . III-4
     Section 3.07.  Performance of Obligations; Servicing of Home Loans III-4
     Section 3.08.  Negative Covenants  . . . . . . . . . . . . . . . . III-6
     Section 3.09.  Annual Statement as to Compliance . . . . . . . . . III-7
     Section 3.10.  Covenants of the Issuer . . . . . . . . . . . . . . III-7
     Section 3.11.  Servicer's Obligations  . . . . . . . . . . . . . . III-8
     Section 3.12.  Restricted Payments . . . . . . . . . . . . . . . . III-8
     Section 3.14.  Notice of Events of Default . . . . . . . . . . . . III-8
     Section 3.15.  Further Instruments and Acts  . . . . . . . . . . . III-8

                                  ARTICLE IV

                          SATISFACTION AND DISCHARGE

     Section 4.01.  Satisfaction and Discharge of Indenture . . . . . .  IV-1
     Section 4.02.  Application of Trust Money  . . . . . . . . . . . .  IV-2
     Section 4.03.  Repayment of Moneys Held by Paying Agent  . . . . .  IV-2

                                  ARTICLE V

                                   REMEDIES

     Section 5.01.  Events of Default . . . . . . . . . . . . . . . . . . V-1
     Section 5.02.  Acceleration of Maturity; Rescission and Annulment  . V-2
     Section 5.03.  Collection of Indebtedness and Suits for Enforcement by
                    Indenture Trustee . . . . . . . . . . . . . . . . . . V-3
     Section 5.04.  Remedies; Priorities  . . . . . . . . . . . . . . . . V-5
     Section 5.05.  Optional Preservation of the Collateral . . . . . . . V-6
     Section 5.06.  Limitation of Suits . . . . . . . . . . . . . . . . . V-6
     Section 5.07.  Unconditional Rights of Noteholders To Receive
                    Principal and Interest. . . . . . . . . . . . . . . . V-7
     Section 5.08.  Restoration of Rights and Remedies  . . . . . . . . . V-7
     Section 5.09.  Rights and Remedies Cumulative  . . . . . . . . . . . V-7
     Section 5.10.  Delay or Omission Not a Waiver  . . . . . . . . . . . V-8
     Section 5.11.  Control by Noteholders  . . . . . . . . . . . . . . . V-8
     Section 5.12.  Waiver of Past Defaults . . . . . . . . . . . . . . . V-8
     Section 5.13.  Undertaking for Costs . . . . . . . . . . . . . . . . V-9
     Section 5.14.  Waiver of Stay or Extension Laws  . . . . . . . . . . V-9
     Section 5.15.  Action on Notes . . . . . . . . . . . . . . . . . . . V-9
     Section 5.16.  Performance and Enforcement of Certain Obligations  . V-9

                                  ARTICLE VI

                            THE INDENTURE TRUSTEE

     Section 6.01.  Duties of Indenture Trustee . . . . . . . . . . . .  VI-1
     Section 6.02.  Rights of Indenture Trustee . . . . . . . . . . . .  VI-2
     Section 6.03.  Individual Rights of Indenture Trustee  . . . . . .  VI-2
     Section 6.04.  Indenture Trustee's Disclaimer  . . . . . . . . . .  VI-3
     Section 6.05.  Notice of Defaults  . . . . . . . . . . . . . . . .  VI-3
     Section 6.06.  Reports by Indenture Trustee to Holders . . . . . .  VI-3
     Section 6.07.  Compensation and Indemnity  . . . . . . . . . . . .  VI-3
     Section 6.08.  Replacement of Indenture Trustee  . . . . . . . . .  VI-3
     Section 6.09.  Successor Indenture Trustee by Merger . . . . . . .  VI-4
     Section 6.10.  Appointment of Co-Indenture Trustee or Separate
                    Indenture Trustee . . . . . . . . . . . . . . . . .  VI-5
     Section 6.11.  Eligibility; Disqualification . . . . . . . . . . .  VI-6
     Section 6.12.  Preferential Collection of Claims Against Issuer  .  VI-6

                                 ARTICLE VII

                        NOTEHOLDERS' LISTS AND REPORTS

     Section 7.01.  Issuer To Furnish Indenture Trustee Names and
                    Addresses of Noteholders. . . . . . . . . . . . . . VII-1
     Section 7.02.  Preservation of Information; Communications to
                    Noteholders . . . . . . . . . . . . . . . . . . . . VII-1
     Section 7.03.  Reports by Issuer . . . . . . . . . . . . . . . . . VII-1
     Section 7.04.  Reports by Indenture Trustee  . . . . . . . . . . . VII-2

                                 ARTICLE VIII

                     ACCOUNTS, DISBURSEMENTS AND RELEASES

     Section 8.01.  Collection of Money . . . . . . . . . . . . . . .  VIII-1
     Section 8.02.  Trust Accounts; Distributions . . . . . . . . . .  VIII-1
     Section 8.03.  General Provisions Regarding Accounts . . . . . .  VIII-2
     Section 8.04.  Servicer's Monthly Statements.  . . . . . . . . .  VIII-3
     Section 8.05.  Release of Collateral . . . . . . . . . . . . . .  VIII-3
     Section 8.06.  Opinion of Counsel  . . . . . . . . . . . . . . .  VIII-3

                                  ARTICLE IX

                           SUPPLEMENTAL INDENTURES

     Section 9.01.  Supplemental Indentures Without Consent of
                    Noteholders . . . . . . . . . . . . . . . . . . . .  IX-1
     Section 9.02.  Supplemental Indentures with Consent of Noteholders  IX-2
     Section 9.03.  Execution of Supplemental Indentures  . . . . . . .  IX-3
     Section 9.04.  Effect of Supplemental Indentures . . . . . . . . .  IX-3
     Section 9.05.  Conformity with Trust Indenture Act . . . . . . . .  IX-3
     Section 9.06.  Reference in Notes to Supplemental Indentures . . .  IX-3
     Section 9.07.  Amendments to Trust Agreement.  . . . . . . . . . .  IX-4

                                  ARTICLE X

                             REDEMPTION OF NOTES

     Section 10.01. Redemption  . . . . . . . . . . . . . . . . . . . . . X-1
     Section 10.02. Form of Redemption Notice . . . . . . . . . . . . . . X-1
     Section 10.03. Notes Payable on Redemption Date  . . . . . . . . . . X-2


                                  ARTICLE XI

                                MISCELLANEOUS

     Section 11.01. Compliance Certificates and Opinions, etc.  . . . .  XI-1
     Section 11.02. Form of Documents Delivered to Indenture Trustee  .  XI-2
     Section 11.03. Acts of Noteholders . . . . . . . . . . . . . . . .  XI-3
     Section 11.04. Notices, etc., to Indenture Trustee, Issuer and
                    Rating Agencies . . . . . . . . . . . . . . . . . .  XI-3
     Section 11.05. Notices to Noteholders; Waiver  . . . . . . . . . .  XI-4
     Section 11.06. (Reserved)  . . . . . . . . . . . . . . . . . . . .  XI-4
     Section 11.07. Conflict with Trust Indenture Act . . . . . . . . .  XI-4
     Section 11.08. Effect of Headings and Table of Contents  . . . . .  XI-5
     Section 11.09. Successors and Assigns  . . . . . . . . . . . . . .  XI-5
     Section 11.10. Separability  . . . . . . . . . . . . . . . . . . .  XI-5
     Section 11.11. Benefits of Indenture . . . . . . . . . . . . . . .  XI-5
     Section 11.12. Legal Holidays  . . . . . . . . . . . . . . . . . .  XI-5
     Section 11.13. GOVERNING LAW . . . . . . . . . . . . . . . . . . .  XI-5
     Section 11.14. Counterparts  . . . . . . . . . . . . . . . . . . .  XI-5
     Section 11.15. Recording of Indenture  . . . . . . . . . . . . . .  XI-5
     Section 11.16. Trust Obligation  . . . . . . . . . . . . . . . . .  XI-5
     Section 11.17. No Petition . . . . . . . . . . . . . . . . . . . .  XI-6
     Section 11.18. Inspection  . . . . . . . . . . . . . . . . . . . .  XI-6


                                   EXHIBITS

SCHEDULE A  -  Schedule of Home Loans
EXHIBIT A   -  Form of Notes


     This Indenture, dated as of February 1, 1997, between CITYSCAPE HOME LOAN OWNER TRUST 1997-1, a Delaware business trust, as Issuer (the "Issuer"), and First Bank National Association, as Indenture Trustee (the "Indenture Trustee"),

                               WITNESSETH THAT:

     Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Issuer's Class A-1 6.54% Home Loan Asset Backed Notes (the "Class A-1 Notes"),
                                             ---------------
Class A-2 6.50% Home Loan Asset Backed Notes (the "Class A-2 Notes"),
                                                   ---------------
Class A-3 6.63% Home Loan Asset Backed Notes (the "Class A-3 Notes"),
                                                   ---------------
Class A-4 7.23% Home Loan Asset Backed Notes (the "Class A-4 Notes"),
                                                   ---------------
Class M-1 7.58% Home Loan Asset Backed Notes (the "Class M-1 Notes") and Class M-2 7.87% Home Loan Asset Backed Notes (the "Class M-2 Notes" and, together with the Class A-1, Class A-2, Class A-3, Class A-4 and Class M-1 Notes, the "Notes"):
            -----

                               GRANTING CLAUSE

     Subject to the terms of this Indenture, the Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the holders of the Notes, all of the Issuer's right, title and interest in and to: (i) the Trust Estate (as defined in the Sale and Servicing Agreement); (ii) all right, title and interest of the Issuer in the Sale and Servicing Agreement (including the Issuer's right to cause the Transferor to repurchase Home Loans from the Issuer under certain circumstances described therein); (iii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing; (iv) all funds on deposit from time to time in the Trust Accounts (including the Certificate Distribution Account); and (v) all other property of the Trust from time to time (collectively, the "Collateral").
                                                   ----------

     The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

     The Indenture Trustee, as Indenture Trustee on behalf of the holders of the Notes, acknowledges such Grant, accepts the trusts hereunder and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the holders of the Notes may be adequately and effectively protected. The Indenture Trustee agrees and acknowledges that the Indenture Trustee's Home Loan Files will be held by the Custodian for the benefit of the Indenture Trustee in St. Paul, Minnesota. The Indenture Trustee further agrees and acknowledges that each other item of Collateral that is physically delivered to the Indenture Trustee will be held by the Indenture Trustee in St. Paul, Minnesota.

                                  ARTICLE I

                                 Definitions

     Section 1.01.  Definitions.  For all purposes of this Indenture,
                    -----------
except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Sale and Servicing Agreement. All other capitalized terms used herein shall have the meanings specified herein.

     "Act" has the meaning specified in Section 11.03(a).
      ---                               ----------------

     "Administration Agreement" means the Administration Agreement dated
      ------------------------
as of February 1, 1997, among the Administrator, the Issuer and the Indenture Trustee.

     "Administrator" means First Bank National Association, a national
      -------------
banking association, or any successor Administrator under the Administration Agreement.

     "Affiliate" means, with respect to any specified Person, any other
      ---------
Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authorized Officer" means, with respect to the Issuer, any officer
      ------------------
of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Assistant Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

     "Available Collection Amount" shall have the meaning set forth in the
      ---------------------------
Sale and Servicing Agreement.

     "Basic Documents" means the Certificate of Trust, the Trust
      ---------------
Agreement, this Indenture, the Sale and Servicing Agreement, the
Administration Agreement, the Custodial Agreement, the Note Depository Agreement, the Certificate Depository Agreement and other documents and certificates delivered in connection therewith.

     "Book-Entry Notes" means a beneficial interest in the Class A-1,
      ----------------
Class A-2, Class A-3, Class A-4, Class M-1 or Class M-2 Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10.
             ------------

     "Business Day" means any day other than (i) a Saturday or a Sunday,
      ------------
or (ii) a day on which banking institutions in New York City or the city in which the corporate trust office of the Indenture Trustee is located are authorized or obligated by law or executive order to be closed.

     "Certificate Depository Agreement" has the meaning specified in
      --------------------------------
Section 1.01 of the Trust Agreement.
------------

     "Certificate of Trust" means the certificate of trust of the Issuer
      --------------------
substantially in the form of Exhibit B to the Trust Agreement.
                             ---------

     "Class A-1 Notes", "Class A-2 Notes", "Class A-3 Notes", "Class A-4
      ---------------    ---------------    ---------------    ---------
Notes", "Class M-1 Notes" and "Class M-2 Notes" shall each have the meaning
-----    ---------------       _______________
assigned thereto on the second preceding page hereof.

     "Clearing Agency" means an organization registered as a "clearing
      ---------------
agency" pursuant to Section 17A of the Exchange Act.

     "Clearing Agency Participant" means a broker, dealer, bank, other
      ---------------------------
financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" means February 14, 1997.
      ------------

     "Code" means the Internal Revenue Code of 1986, as amended from time
      ----
to time, and Treasury Regulations promulgated thereunder.

     "Collateral" has the meaning specified in the Granting Clause of this
      ----------
Indenture.

     "Company" means Cityscape Corp., a New York corporation or any
      -------
successor in interest thereto.

     "Corporate Trust Office" means the principal office of the Indenture
      ----------------------
Trustee at which at any particular time its corporate trust business shall be administered, which office at date of execution of this Agreement is located at 180 East Fifth Street, St. Paul, Minnesota 55101; Attention: Corporate Trust Department, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee at the address designated by such successor Indenture Trustee by notice to the Noteholders and the Issuer.

     "DCR" means, Duff & Phelps Credit Rating Co., or any successor
      ---
thereto.

     "Default" means any occurrence that is, or with notice or the lapse
      -------
of time or both would become, an Event of Default.

     "Definitive Notes" has the meaning specified in Section 2.12.
      ----------------                               ------------

     "Depositor" shall mean Financial Asset Securities Corp., a Delaware
      ---------
corporation, in its capacity as depositor under the Sale and Servicing Agreement, and its successor in interest.

     "Depository Institution"  means any depository institution or trust
      ----------------------
company, including the Indenture Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and
(c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated A-1 by Standard & Poor's, Fitch and DCR (or comparable ratings if S&P, Fitch and DCR are not the Rating Agencies).

     "Distribution Date" means the 25th day of any month or if such 25th
      -----------------
day is not a Business Day, the first Business Day immediately following such day, commencing in March 1997.

     "Due Period" means, with respect to any Distribution Date and any
      ----------
Class of Notes, the calendar month immediately preceding the month of such Distribution Date.

     "Event of Default" has the meaning specified in Section 5.01.
      ----------------                               ------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Executive Officer" means, with respect to any corporation, the Chief
      -----------------
Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

     "Fitch" means Fitch Investors Service, L.P., or any successor
      -----
thereto.

     "Grant" means mortgage, pledge, bargain, sell, warrant, alienate,
      -----
remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "Holder" or "Noteholder" means the  Person in whose name a Note is
      ------      ----------
registered on the Note Register.

     "Indenture Trustee" means First Bank National Association, a national
      -----------------
banking corporation, as Indenture Trustee under this Indenture, or any successor Indenture Trustee under this Indenture.

     "Independent" means, when used with respect to any specified Person,
      -----------
that the Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Seller and any Affiliate of any of the foregoing Persons,
(b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     "Independent Certificate" means a certificate or opinion to be
      -----------------------
delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section
                                                         -------
11.01, made by an Independent appraiser or other expert appointed by an
-----
Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

     "Interest Distribution Amount" means, on any Distribution Date, the
      ----------------------------
sum of (i) the Noteholders' Interest Distributable Amount and (ii) the Certificateholders' Interest Distributable Amount.

     "Issuer" means Cityscape Home Loan Owner Trust 1997-1 until a
      ------
successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

     "Issuer Order" and "Issuer Request" mean a written order or request
      ------------       --------------
signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

     "Maturity Date" means with respect to any Class of Notes, the
      -------------
Distribution Date in March 2018.

     "Note" means a Class A-1 Note, Class A-2 Note, Class A-3 Note, Class
      ----
A-4 Note, Class M-1 Note or Class M-2 Note, as applicable.

     "Note Depository Agreement" means the agreement dated February 14,
      -------------------------
1997, among the Issuer, the Administrator, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency, relating to the Book Entry Notes.

     "Note Distribution Account" shall have the meaning set forth in the
      -------------------------
Sale and Servicing Agreement.

     "Note Interest Rate" means, with respect to any Class of Notes, the
      ------------------
applicable per annum rate specified below (computed on the basis of a 360-day year assumed to consist of twelve 30-day months):

          Class A-1:  6.54%
          Class A-2:  6.50%
          Class A-3:  6.63%
          Class A-4:  7.23%
          Class M-1:  7.58%
          Class M-2:  7.87%

     "Note Owner" means, with respect to a Book-Entry Note, the Person who
      ----------
is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Note Register" and "Note Registrar" have the respective meanings
      -------------       --------------
specified in Section 2.03.
             ------------

     "Officer's Certificate" means a certificate signed by any Authorized
      ---------------------
Officer of the Issuer or the Administrator, under the circumstances described in, and otherwise complying with, the applicable requirements of Section
                                                                 -------
11.01, and delivered to the Indenture Trustee.  Unless otherwise
-----
specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer or the Administrator.

     "Opinion of Counsel" means one or more written opinions of counsel
      ------------------
who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee, as Indenture Trustee, and shall comply with any applicable requirements of Section 11.01 and shall be in form and
                -------------
substance satisfactory to the Indenture Trustee.

     "Outstanding" means, with respect to any Note and as of the date of
      -----------
determination, any Note theretofore authenticated and delivered under this Indenture except:

          (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee);

          (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; provided, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons; and

           (iv) Notes for which the related Maturity Date has occurred.

     "Outstanding Amount" means the aggregate principal amount of all
      ------------------
Notes, or Class of Notes, as applicable, Outstanding at the date of determination.

     "Owner Trustee" means Wilmington Trust Company, not in its individual
      -------------
capacity but solely as Owner Trustee under the Trust Agreement, or any successor Owner Trustee under the Trust Agreement.

     "Paying Agent" means the Indenture Trustee or any other Person that
      ------------
meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 and is authorized by the Issuer to make payments to and
------------
distributions from the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

     "Payment Date" means any Distribution Date.
      ------------

     "Person" means any individual, corporation, estate, partnership,
      ------
joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, limited liability company, limited liability partnership, or government or any agency or political subdivision thereof.

     "Predecessor Note" means, with respect to any particular Note, every
      ----------------
previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.04 in
                                  ------------
lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

     "Proceeding" means any suit in equity, action at law or other
      ----------
judicial or administrative proceeding.

     "Rating Agency Condition" means, with respect to any applicable
      -----------------------
action, that each Rating Agency shall have been given 10 days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Depositor, the Servicer and the Issuer in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes.

     "Rating Agency" means any or all of (i) Standard & Poor's, (ii) DCR,
      -------------
or (iii) Fitch. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person rating the Notes.

     "Record Date" means, as to each Distribution Date, the last Business
      -----------
Day of the month immediately preceding the month in which such Distribution Date occurs.

     "Redemption Date" means in the case of a redemption of the Notes
      ---------------
pursuant to Section 10.01 or a payment to Noteholders pursuant to Section
            -------------                                         -------
10.03, the Distribution Date specified by the Servicer or the Issuer pursuant
-----
to Section 10.01 or 10.03, as applicable.
   ----------------------

     "Registered Holder" means the Person in whose name a Note is
      -----------------
registered on the Note Register on the applicable Record Date.

     "Required Distribution Amount" shall have the meaning set forth in
      ----------------------------
the Sale and Servicing Agreement.

     "Responsible Officer" means, with respect to the Indenture Trustee,
      -------------------
any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Sale and Servicing Agreement" means the Sale and Servicing Agreement
      ----------------------------
dated as of February 1, 1997, among the Issuer, Financial Asset Securities Corp., as Depositor, and Cityscape Corp., as Transferor and Servicer, and First Bank National Association, as Indenture Trustee and Co-Owner Trustee.

     "Schedule of Home Loans" means the listing of the Home Loans set
      ----------------------
forth in Schedule A, as supplemented as of any date on which a Deleted
         ----------
Home Loan has been repurchased from the Trust or substituted with a Qualified Home Loan pursuant to Section 3.05 of the Sale and Servicing
                      ------------
Agreement.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Servicer" shall mean Cityscape Corp. in its capacity as servicer
      --------
under the Sale and Servicing Agreement, and any Successor Servicer thereunder.

     "Standard & Poor's means Standard & Poor's Ratings Group, a division
      -----------------
of The McGraw-Hill Companies, Inc or any successor thereto.

     "State" means any one of the States of the United States of America
      -----
or the District of Columbia.

     "Successor Servicer" has the meaning specified in Section 3.07(e).
      ------------------                               ---------------

     "Termination Price" means in the case of a redemption of the Notes
      -----------------
pursuant to Section 10.01, an amount equal to (i) the then outstanding
            -------------
Class Principal Balances of the Notes plus accrued and unpaid interest thereon to but excluding the Redemption Date, plus any unpaid Trust Fees and Expenses and any unreimbursed Servicing Advances (including, if applicable, Nonrecoverable Servicing Advances).

     "Transferor" means Cityscape Corp. and any successor thereto under
      ----------
the Sale and Servicing Agreement.

     "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939
      -------------------      ---
as in force on the date hereof, unless otherwise specifically provided.

     "UCC" means, unless the context otherwise requires, the Uniform
      ---
Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

     (b) Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Sale and Servicing Agreement for all purposes of this Indenture.

     "indenture security holder" means a Noteholder.
      -------------------------

     "indenture to be qualified" means this Indenture.
      -------------------------

     "indenture trustee" or "institutional trustee" means the Indenture
      -----------------      ---------------------
Trustee.

     "obligor" on the indenture securities means the Issuer and any other
      -------
obligor on the indenture securities.

     All other TIA terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

     Section 1.02.  Rules of Construction.  Unless the context otherwise
                    ---------------------
requires:

     (i)  a term has the meaning assigned to it;

     (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

     (iii)  "or" is not exclusive;

     (iv) "including" means including without limitation;

     (v) words in the singular include the plural and words in the plural include the singular; and

     (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented (as provided in such agreements) and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                                  THE NOTES

     Section 2.01.  Form.  The Notes shall be designated as the "Cityscape
                    ----
Home Loan Owner Trust 1997-1 Asset Backed Notes, Series 1997-1". Each Class of Notes shall be in substantially the form set forth in Exhibit A
                                                         ---------
hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

     Each Note shall be dated the date of its authentication. The terms of the Notes are set forth in Exhibit A. The terms of each Class of Notes
                           ---------
are part of the terms of this Indenture.

     Section 2.02.  Execution, Authentication, Delivery and Dating.  The
                    ----------------------------------------------
Notes shall be executed on behalf of the Issuer by an Authorized Officer of the Owner Trustee or the Administrator. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Owner Trustee or the Administrator shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     Subject to the satisfaction of the conditions set forth in Section
                                                                -------
2.08, the Indenture Trustee shall upon Issuer Order authenticate and
----
deliver the six Classes of Notes for original issue in the following principal amounts: Class A-1, $36,650,000; Class A-2, $10,000,000; Class A-3, $15,350,000; Class A-4, $20,714,000; Class M-1, $17,703,000; Class M-2,
$11,609,000. The aggregate principal amounts of such Classes of Notes outstanding at any time may not exceed such respective amounts.

     The Notes that are authenticated and delivered by the Indenture Trustee to or upon the order of the Issuer on the Closing Date shall be dated February 14, 1997. All other Notes that are authenticated after the Closing Date for any other purpose under the Indenture shall be dated the date of their authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $100,000 and integral multiples of $1,000 in excess thereof.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     Section 2.03.  Registration; Registration of Transfer and Exchange.
                    ---------------------------------------------------
The Issuer shall cause to be kept a register (the "Note Register") in
                                                   -------------
which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

     If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

     Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, the
                                                     ------------
Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

     At the option of the Holder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

     All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

     No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.04 or Section 9.06 not
                           ------------    ------------
involving any transfer.

     The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to such Note.

     Section 2.04.  Mutilated, Destroyed, Lost or Stolen Notes.  If (i)
                    ------------------------------------------
any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be reasonably required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, an Authorized Officer of the Owner Trustee or the Administrator on behalf of the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

     Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

     Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 2.05.  Persons Deemed Owner.  Prior to due presentment for
                    --------------------
registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

     Section 2.06.  Payment of Principal and Interest; Defaulted Interest.
                    -----------------------------------------------------
(a) Each Class of Notes shall accrue interest at the related Note Interest Rate, and such interest shall be payable on each Distribution Date as specified in Exhibit A hereto, subject to Section 3.01. Any
                                          ------------
installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes
                        ------------
registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the applicable Maturity Date for such Class of Notes (and except for the Termination Price for any Note called for redemption pursuant to Section 10.01), which shall be payable
                                       -------------
as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.
                                             ------------

     (b)  The principal of each Note shall be payable in installments on each Distribution Date as provided in the forms of the Notes set forth in Exhibit A hereto.  Notwithstanding the foregoing, the entire unpaid
   ---------
principal amount of the Notes of a Class of Notes shall be due and payable, if not previously paid, on the earlier of (i) the applicable Maturity Date of such Class, (ii) the Redemption Date or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02. All principal payments on each
                          ------------
Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record
Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid.  Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.02.
                                              -------------

     Section 2.07.  Cancellation.  All Notes surrendered for payment,
                    ------------
registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

     Section 2.08.  Conditions Precedent to the Authentication of the
                    -------------------------------------------------
Initial Issuance of Notes.    On or prior to the Closing Date, the Notes
-------------------------
may be authenticated by the Indenture Trustee, upon Issuer Request and upon receipt by the Indenture Trustee of the following:

     (a) An Issuer Order authorizing the execution and authentication of such Notes by the Issuer.

     (b) All of the items of Collateral which shall be delivered to the Indenture Trustee or its designee.

     (c)  An executed counterpart of the Trust Agreement.

     (d) An Opinion of Counsel dated as of the Closing Date addressed to the Indenture Trustee to the effect that:

          (i) all instruments furnished to the Indenture Trustee as conditions precedent to the authentication of the Notes by the Indenture Trustee pursuant to the Indenture conform to the requirements of this Indenture and constitute all the documents required to be delivered hereunder for the Indenture Trustee to authenticate the Notes;

          (ii) all conditions precedent provided for in this Indenture relating to the authentication of the Notes have been complied with;

          (iii) the Owner Trustee has power and authority to execute, deliver and perform its obligations under the Trust Agreement;

          (iv) the Issuer has been duly formed, is validly existing as a business trust under the laws of the State of Delaware, 12 Del. C.
     Section 3801, et seq., and has power, authority and legal right to execute and deliver this Indenture, the Administration Agreement and the Sale and Servicing Agreement;

          (v) assuming due authorization, execution and delivery thereof by the Indenture Trustee, the Indenture is the valid, legal and binding obligation of the Issuer, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent or preferential conveyance and other similar laws of general application affecting the rights of creditors generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (vi) the Notes, when executed and authenticated as provided herein and delivered against payment therefor, will be the valid, legal and binding obligations of the Issuer pursuant to the terms of this Indenture, entitled to the benefits of this Indenture, and will be enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent or preferential conveyance and other similar laws of general application affecting the rights of creditors generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (vii) the Trust Agreement authorizes the Issuer to Grant the Collateral to the Indenture Trustee as security for the Notes and the Owner Trustee has taken all necessary action under the Trust Agreement to Grant the Collateral to the Indenture Trustee;

          (viii) this Indenture has been duly qualified under the Trust Indenture Act of 1939;

          (ix) this Indenture, together with the Grant of the Collateral to the Indenture Trustee, creates a valid security interest in the Collateral in favor of the Indenture Trustee for the benefit of the Noteholders;

          (x) such action has been taken with respect to delivery of possession of the Collateral, and with respect to the execution and filing of this Indenture and any financing statements as are necessary to make effective and to perfect a first priority security interest created by this Indenture in the Collateral in favor of the Indenture Trustee, except that with respect to the Debt Instruments, possession of such Debt Instruments must be maintained by the Indenture Trustee or an agent of the Indenture Trustee (other than the Issuer), an Affiliate of the Issuer, or a "securities intermediary," as defined in Section 8.102 of the UCC, an agent of the Indenture Trustee; and

          (xi) no authorization, approval or consent of any governmental body having jurisdiction in the premises which has not been obtained by the Issuer is required to be obtained by the Issuer for the valid issuance and delivery of the Notes, except that no opinion need be expressed with respect to any such authorizations, approvals or consents as may be required under any state securities "blue sky" laws.

     (e) An Officer's Certificate dated as of the Closing Date complying with the requirements of Section 11.01 and stating that:
                         -------------

          (i) the Issuer is not in Default under this Indenture and the issuance of the Notes applied for will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Trust Agreement, any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes applied for have been complied with;

          (ii) the Issuer is the owner of all of the Home Loans, has not assigned any interest or participation in the Home Loans (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant all of the Home Loans to the Indenture Trustee;

          (iii) the Issuer has Granted to the Indenture Trustee all of its right, title, and interest in the Collateral, and has delivered or caused the same to be delivered to the Indenture Trustee;

          (iv) attached thereto are true and correct copies of letters signed by Standard & Poor's, Fitch and DCR confirming that the Class A-1, Class A-2, Class A-3 and Class A-4 Notes have been rated "AAA" and letters signed by Standard & Poor's and DCR confirming that the Class M-1 Notes have been rated "AA", the Class M-2 Notes have been rated "A" and the Certificates have been rated "BBB+"; and

          (v) all conditions precedent provided for in this Indenture relating to the authentication of the Notes have been complied with.

     Section 2.09.  Release of Collateral.  (a)  Except as otherwise
                    ---------------------
provided in subsections (b) and (c) hereof and Section 11.01  and the
                                               --------------
terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(l) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

     (b) Notwithstanding clause (a) above, the Servicer in accordance with Accepted Servicing Procedures, on behalf of the Issuer, shall be entitled to obtain a release from the lien of this Indenture for any Home Loan and the related Mortgaged Property at any time (i) after a payment by the Transferor or the Issuer of the Purchase Price of the Home Loan, (ii) after a Qualified Substitute Home Loan is substituted for such Home Loan and payment of the Substitution Adjustment, if any, (iii) after liquidation of the Home Loan in accordance with Section 4.02 of the Sale and Servicing Agreement and the deposit of all Recoveries thereon in the Collection Account, or (iv) upon the termination of a Home Loan (due to, among other causes, a prepayment in full of the Home Loan and sale or other disposition of the related Mortgaged Property), if the Issuer delivers to the Indenture Trustee an Issuer Request
(A) identifying the Home Loan and the related Mortgaged Property to be released, (B) requesting the release thereof, (C) setting forth the amount deposited in the Collection Account with respect thereto, and (D) certifying that the amount deposited in the Collection Account (x) equals the Purchase Price of the Home Loan, in the event a Home Loan and the related Mortgaged Property are being released from the lien of this Indenture pursuant to item
(i) above, (y) equals the Substitution Adjustment related to the Qualified Substitute Home Loan and the Deleted Home Loan released from the lien of the Indenture pursuant to item (ii) above, or (z) equals the entire amount of Recoveries received with respect to such Home Loan and the related Mortgaged Property in the event of a release from the lien of this Indenture pursuant to items (iii) or (iv) above.

     (c) The Indenture Trustee shall, if requested by the Servicer, temporarily release or cause the Custodian to temporarily release to the Servicer the Indenture Trustee's Home Loan File pursuant to the provisions of
Section 7.02 of the Sale and Servicing Agreement upon compliance by the Servicer of the provisions thereof provided that the Indenture Trustee's Home Loan File shall have been stamped to signify the Issuer's pledge to the Indenture Trustee under the Indenture.

     Section 2.10.  Book-Entry Notes.  The Notes, upon original issuance,
                    ----------------
will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. The Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Owner thereof will receive a definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.12. Unless and until definitive, fully registered
               ------------
Notes (the "Definitive Notes") have been issued to such Note Owners pursuant to Section 2.12:
   ------------

          (i) the provisions of this Section shall be in full force and effect;

          (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Note Owners;

          (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

          (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreement. Unless and until Definitive Notes are issued pursuant to Section 2.12,
                                                              ------------
     the initial Clearing Agency will make transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

          (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

     Section 2.11.  Notices to Clearing Agency.  Whenever a notice or
                    --------------------------
other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to such Note Owners pursuant to Section 2.12, the Indenture Trustee shall give all such
            ------------
notices and communications specified herein to be given to Holders of the Notes to the Clearing Agency, and shall have no obligation to such Note Owners.

     Section 2.12.  Definitive Notes.  If (i) the Administrator advises
                    ----------------
the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Notes and the Administrator is unable to locate a qualified successor, (ii) the Administrator at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Owners of the Book-Entry Notes representing beneficial interests aggregating at least a majority of the Outstanding Amount of such Notes advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

     Section 2.13.  Tax Treatment.  The Issuer has entered into this
                    -------------
Indenture, and the Notes will be issued, with the intention that, for all purposes, the Notes will qualify as indebtedness of the Issuer secured by the Collateral. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for all purposes as indebtedness of the Issuer.


                                 ARTICLE III

                                  COVENANTS

     Section 3.01.  Payment of Principal and Interest.  The Issuer will
                    ---------------------------------
duly and punctually pay (or will cause to be duly and punctually paid) the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to and in accordance with Section 8.02(c), the Issuer will cause
                       ---------------
to be distributed all amounts on deposit in the Note Distribution Account on each Distribution Date deposited therein pursuant to the Sale and Servicing Agreement (i) for the benefit of the Class A-1 Notes, to the Class A-1 Noteholders, (ii) for the benefit of the Class A-2 Notes, to the Class A-2 Noteholders, (iii) for the benefit of the Class A-3 Notes, to the Class A-3 Noteholders, (iv) for the benefit of the Class A-4 Notes, to the Class A-4 Noteholders, (v) for the benefit of the Class M-1 Notes, to the Class M-1 Noteholders, and (vi) for the benefit of the Class M-2 Notes, to the Class M-2 Noteholders. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

     The Notes shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Collateral, as provided in this Indenture. The Issuer shall not otherwise be liable for payments on the Notes. If any other provision of this Indenture shall be deemed to conflict with the provisions of this Section 3.01, the
                                               ------------
provisions of this Section 3.01 shall control.
                   ------------

     Section 3.02.  Maintenance of Office or Agency.  The Issuer will or
                    -------------------------------
will cause the Administrator to maintain in St. Paul, Minnesota an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Administrator to serve as its agent for the foregoing purposes and to serve as Paying Agent with respect to the Notes and the Certificates. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency.
If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

     Section 3.03.  Money for Payments To Be Held in Trust.  As provided
                    --------------------------------------
in Section 8.02(a) and (b), all payments of amounts due and payable with
   ---------------
respect to any Notes that are to be made from amounts withdrawn from the Collection Account and the Note Distribution Account pursuant to Section
                                                                 -------
8.02(c) shall be made on behalf of the Issuer by the Indenture Trustee
------
or by the Paying Agent, and no amounts so withdrawn from the Collection Account and the Note Distribution Account for payments of Notes shall be paid over to the Issuer except as provided in this Section.

     On or before the Business Day preceding each Distribution Date and Redemption Date, the Paying Agent shall deposit or cause to be deposited in the Note Distribution Account an aggregate sum sufficient to pay the amounts due on such Distribution Date or Redemption Date under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

     Any Paying Agent shall be appointed by Issuer Order with written notice thereof to the Indenture Trustee. Any Paying Agent appointed by the Issuer shall be a Person who would be eligible to be Indenture Trustee hereunder as provided in Section 6.11. The Issuer shall not appoint any
            ------------
Paying Agent (other than the Indenture Trustee) which is not, at the time of such appointment, a Depository Institution.

     The Issuer will cause each Paying Agent other than the Administrator to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

          (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

          (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

          (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

          (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on the Notes, the Issuer shall have first provided the calculations pertaining thereto to the Indenture Trustee.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to applicable laws with respect to escheat of funds or abandoned property, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

     Section 3.04.  Existence.  (a)  Subject to Section 3.04(b), the
                    ---------                   ---------------
Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and the Collateral.

     (b)  Any successor to the Owner Trustee appointed pursuant to Section
10.2 of the Trust Agreement shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

     (c) Upon any consolidation or merger of or other succession to the Owner Trustee or Co-Owner Trustee, the Person succeeding to the Owner Trustee or Co-Owner Trustee under the Trust Agreement may exercise every right and power of the Owner Trustee or Co-Owner Trustee under this Indenture with the same effect as if such Person had been named as the Owner Trustee or Co-Owner Trustee herein.

     Section 3.05.  Protection of Collateral.  The Issuer will from time
                    ------------------------
to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

          (i) provide further assurance with respect to the Grant of all or any portion of the Collateral;

          (ii) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

          (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

          (iv) enforce any rights with respect to the Collateral; or

          (v) preserve and defend title to the Collateral and the rights of the Indenture Trustee and the Noteholders in such Collateral against the claims of all persons and parties.

     The Issuer hereby designates the Administrator its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.05.
                                                             ------------
     Section 3.06.  Annual Opinions as to Collateral.
                    --------------------------------
     On or before February 15 in each calendar year, beginning in 1998, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until February 15th of the following calendar year.

     Section 3.07.  Performance of Obligations; Servicing of Home Loans.
                    ---------------------------------------------------
(a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement or such other instrument or agreement.

     (b) The Issuer may contract with or otherwise obtain the assistance of other Persons (including, without limitation, the Administrator under the Administration Agreement) to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture. The Administrator must at all times be the same person as the Indenture Trustee.

     (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Collateral, including but not limited to (i) filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement and (ii) recording or causing to be recorded all Mortgages, Assignments of Mortgage, all intervening Assignments of Mortgage and all assumption and modification agreements required to be recorded by the terms of the Sale and Servicing Agreement, in accordance with and within the time periods provided for in this Indenture and/or the Sale and Servicing Agreement, as applicable.


Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee and the Holders of at least a majority of the Outstanding Amount of the Notes.

     (d) If the Issuer shall have knowledge of the occurrence of an Event of Default under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect of such default. If such an Event of Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Home Loans, the Issuer shall take all reasonable steps available to it to remedy such failure.

     (e) As promptly as possible after the giving of notice of termination to the Servicer of the Servicer's rights and powers pursuant to Section 10.01 of the Sale and Servicing Agreement, the Issuer shall appoint a successor servicer (the "Successor Servicer"), and such
               ------------------
Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed and accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may resign as the Servicer by giving written notice of such resignation to the Issuer and in such event will be released from such duties and obligations, such release not to be effective until the date a new servicer enters into a servicing agreement with the Issuer as provided below. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer as the Successor Servicer under the Sale and Servicing Agreement. Any Successor Servicer other than the Indenture Trustee shall (i) satisfy the criteria specified in Section 9.04(b) of the Sale and Servicing Agreement and
(ii) enter into a servicing agreement with the Issuer having substantially the same provisions as the provisions of the Sale and Servicing Agreement applicable to the Servicer. If within 30 days after the delivery of the notice referred to above, the Issuer shall not have obtained such a new servicer, the Indenture Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Servicer. In connection with any such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, subject to the limitations set forth below and in the Sale and Servicing Agreement, and in accordance with Section 10.02 of the Sale and
                                  -------------
Servicing Agreement, the Issuer shall enter into an agreement with such successor for the servicing of the Home Loans (such agreement to be in form and substance satisfactory to the Indenture Trustee).  The servicing fee paid to any Successor Servicer shall not be in excess of the Servicing Fee being paid to the initial Servicer. If the Indenture Trustee shall succeed to the Servicer's duties as servicer of the Home Loans as provided herein, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI hereof shall
                                                      ----------
be inapplicable to the Indenture Trustee in its duties as successor
Servicer and the servicing of the Home Loans.  In case the Indenture
Trustee shall become successor Servicer under the Sale and Servicing Agreement, the Indenture Trustee shall be entitled to appoint as Servicer any one of its Affiliates, provided that it shall be fully liable for the actions and omissions of such Affiliate in such capacity as Successor Servicer.

     (f) Upon any termination of the Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee. As soon as a successor Servicer is appointed, the Issuer shall notify the Indenture Trustee of such appointment, specifying in such notice the name and address of such successor Servicer.

     (g) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Sale and Servicing Agreement) or the Basic Documents, or waive timely performance or observance by the Servicer or the Depositor under the Sale and Servicing Agreement; and (ii) that any such amendment shall not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders or (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

     Section 3.08.  Negative Covenants.  So long as any Notes are
                    ------------------
Outstanding, the Issuer shall not:

          (i) except as expressly permitted by this Indenture or the Sale and Servicing Agreement (including but not limited to the Servicer's rights as set forth therein), sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Collateral, unless directed to do so by the Indenture Trustee;

          (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Collateral;

          (iii)  engage in any business or activity other than as
     permitted by the Trust Agreement or other than in connection with, or relating to, the issuance of Notes pursuant to this Indenture, or amend the Trust Agreement as in effect on the Closing Date other than in accordance with Section 11.1 thereof,
                     ------------

          (iv) issue debt obligations under any other indenture;

          (v) incur or assume any indebtedness or guaranty any indebtedness of any Person, except for such indebtedness as may be incurred by the Issuer in connection with the issuance of the Notes pursuant to this Indenture;

          (vi) dissolve or liquidate in whole or in part or merge or consolidate with any other Person;

          (vii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on any of the Mortgaged Properties and arising solely as a result of an action or omission of the related Obligor) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Collateral;

          (viii) remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal; or

          (ix) take any other action or fail to take any action which may cause the Issuer to be taxable as (a) an association pursuant to Section 7701 of the Code and the corresponding regulations or (b) as a taxable mortgage pool pursuant to Section 7701(i) of the Code and the corresponding regulations.

     Section 3.09.  Annual Statement as to Compliance.  The Issuer will
                    ---------------------------------
deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 1998), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

          (i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

          (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     Section 3.10.  Covenants of the Issuer.  All covenants of the Issuer
                    -----------------------
in this Indenture are covenants of the Issuer and are not covenants of the Owner Trustee. The Owner Trustee is, and any successor Owner Trustee under the Trust Agreement will be, entering into this Indenture solely as Owner Trustee under the Trust Agreement and not in its respective individual capacity, and in no case whatsoever shall the Owner Trustee or any such successor Owner Trustee be personally liable on, or for any loss in respect of, any of the statements, representations, warranties or obligations of the Issuer hereunder, as to all of which the parties hereto agree to look solely to the property of the Issuer.

     Section 3.11.  Servicer's Obligations.  The Issuer shall cause the
                    ----------------------
Servicer to comply with Sections 5.01, 6.01, 7.07 and Article IX of the
                        -------------------------     ----------
Sale and Servicing Agreement.

     Section 3.12.  Restricted Payments.  The Issuer shall not, directly
                    -------------------
or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the Servicer, the Indenture Trustee, the Owner Trustee, the Securityholders and the holders of the Residual Interest as contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or the Trust Agreement and (y) payments to the Indenture Trustee pursuant to Section 1(a)(ii) of the Administration Agreement. The Issuer will not, directly or indirectly, make or cause to be made payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

     Section 3.13.  Treatment of Notes as Debt for Tax Purposes.  The
                    -------------------------------------------
Issuer shall, and shall cause the Administrator to, treat the Notes as indebtedness for all purposes.

     Section 3.14.  Notice of Events of Default.  The Issuer shall give
                    ---------------------------
the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder, each default on the part of the Servicer or the Transferor of its obligations under the Sale and Servicing Agreement and each default on the part of the Transferor of its obligations under the Loan Purchase Agreement.

     Section 3.15.  Further Instruments and Acts.  Upon request of the
                    ----------------------------
Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.


                                  ARTICLE IV

                          SATISFACTION AND DISCHARGE

     Section 4.01.  Satisfaction and Discharge of Indenture.  This
                    ---------------------------------------
Indenture shall cease to be of further effect with respect to the Notes (except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon,
(iv) Sections 3.03, 3.04, 3.05, 3.08 and 3.10 hereof, (v) the
              -------------------------------
rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the
                                                     ------------
obligations of the Indenture Trustee under Section 4.02) and (vi) the
                                           ------------
rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them), and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when all of the following have occurred:

(A)  either

(1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.04 and (ii) Notes for whose payment money
                         ------------
     has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the
                                ------------
     Indenture Trustee for cancellation; or

(2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

     a.   have become due and payable,

     b. will become due and payable within one year following the Maturity Date applicable to the Class M-2 Notes, or

     c. are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the applicable Maturity Date of such Class of Notes or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.01),
                                                            -------------
          as the case may be; and

     (B) the later of (a) eighteen months after payment in full of all outstanding obligations under the Securities, (b) the payment in full of all unpaid Trust Fees and Expenses and (c) the date on which the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

     (C) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.01(i) and,
                                                         ----------------
subject to Section 11.02, each stating that all conditions precedent herein
           -------------
provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes have been complied with.

     Section 4.02.  Application of Trust Money.  All moneys deposited with
                    --------------------------
the Indenture Trustee pursuant to Sections 3.03 and  4.01 hereof shall be
                                  -----------------------
held in trust and applied by it, in accordance with the provisions of the Notes, the Sale and Servicing Agreement and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

     Section 4.03.  Repayment of Moneys Held by Paying Agent.  In
                    ----------------------------------------
connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03 and thereupon
                                 ------------
such Paying Agent shall be released from all further liability with respect to such moneys.

                                  ARTICLE V

                                   REMEDIES

     Section 5.01.  Events of Default.  "Event of Default,"wherever used
                    -----------------
herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of any interest on any Note when the same becomes due and payable, and continuance of such default for a period of five (5) days; or

          (b) default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, and continuance of such default for a period of five (5) days; or

          (c) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture, the Sale and Servicing Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

          (d) default in the observance or performance of any covenant or agreement of the Company made in the Trust Agreement or any representation or warranty of the Company made in the Trust Agreement, proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder;

          (e) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Collateral in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Collateral, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (f) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Collateral, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

     The Issuer shall deliver to the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clauses (c) and (d) above, its
                                            -------------------
status and what action the Issuer is taking or proposes to take with respect thereto.

     Section 5.02.  Acceleration of Maturity; Rescission and Annulment.
                    --------------------------------------------------
If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee, at the direction or upon the prior written consent of the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

     At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V
                                                         ---------
provided, the Holders of Notes representing a majority of the Outstanding Amount of the Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

     (a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

          1. all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

          2. all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

     (b) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.
                         ------------

     No such rescission shall affect any subsequent default or impair any right consequent thereto.

     Section 5.03.  Collection of Indebtedness and Suits for Enforcement
                    ----------------------------------------------------
by Indenture Trustee.
--------------------

          (a) The Issuer covenants that if (i) a default occurs in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) a default occurs in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, and such default continues for a period of five days, the Issuer shall, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest at the respective Note Interest Rates and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

          (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee may, and shall at the direction of the majority of the Holders of the Notes, institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

          (c) If an Event of Default occurs and is continuing, the Indenture Trustee may and shall at the direction of the majority of the Holders of the Notes, as more particularly provided in Section 5.04, in its
                                                 ------------
     discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

          (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered by intervention in such Proceedings or otherwise:

     (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee, and its agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

     (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

     (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and the Indenture Trustee on their behalf; and

     (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

          (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

          (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

          (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

     Section 5.04.  Remedies; Priorities.
                    --------------------

          (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may and at the direction of a majority of the Holders of the Notes shall do one or more of the following (subject to
     Section 5.05):
     ------------

     (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

     (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

     (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Noteholders; and

     (iv) sell the Collateral or any portion thereof or rights or interest therein in a commercially reasonable manner, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Collateral following an Event of Default, unless (A) the Holders of 100% of the Outstanding Amount of the Notes consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) the Indenture Trustee determines that the Collateral will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Holders of 66-2/3% of the Outstanding Amount of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

          (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in
                      ---------
     the following order:

          FIRST: to the Indenture Trustee for the Indenture Trustee Fee then due and any costs or expenses incurred by it in connection with the enforcement of the remedies provided for in this Article V and to the Owner Trustee for the Owner Trustee Fee then due;

          SECOND: to the Servicer for the Servicing Fee then due and unpaid;

          THIRD:  to the Custodian for the Custodian Fee then due and unpaid;

          FOURTH: to the Servicer for any amounts then due and payable as Servicing Advances and the Nonrecoverable Servicing Advances under the Sale and Servicing Agreement;

          FIFTH: to Noteholders for amounts due and unpaid on the Notes for interest, pro rata, according to the amounts due and payable on the Notes for interest;

          SIXTH: to Noteholders for amounts due and unpaid on the Notes for principal, pro rata among the Holders of each Class of Notes, according to the amounts due and payable and in the order and priorities set forth in Sections 5.01(c) and (d) of the Sale and Servicing Agreement, until the Class Principal Balance of each such Class is reduced to zero;

          SEVENTH: to the Owner Trustee or Co-Owner Trustee, as applicable, for amounts required to be distributed to the Certificateholders pursuant to the Trust Agreement; and

          EIGHTH: to the Owner Trustee or Co-Owner Trustee, as applicable, for any amounts to be distributed, pro rata, to the holders of the Residual Interest.

     The Indenture Trustee may fix a record date and payment date for any payment to be made to the Noteholders pursuant to this Section. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder and the Issuer a notice that states the record date, the payment date and the amount to be paid.

     Section 5.05.  Optional Preservation of the Collateral.  If the Notes
                    ---------------------------------------
have been declared to be due and payable under Section 5.02 following an
                                               ------------
Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Collateral. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

     Section 5.06.  Limitation of Suits.  No Holder of any Note shall have
                    -------------------
any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

          (b) the Holders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

          (c) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

          (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

          (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes.

     It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

     In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

     Section 5.07.  Unconditional Rights of Noteholders To Receive
                    ----------------------------------------------
Principal and Interest.  Notwithstanding any other provisions in this
----------------------
Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the applicable Maturity Date thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     Section 5.08.  Restoration of Rights and Remedies.  If the Indenture
                    ----------------------------------
Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

     Section 5.09.  Rights and Remedies Cumulative.  No right or remedy
                    ------------------------------
herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.10.  Delay or Omission Not a Waiver.  No delay or omission
                    ------------------------------
of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this
Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

     Section 5.11.  Control by Noteholders.  The Holders of a majority of
                    ----------------------
the Outstanding Amount of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

          (a) such direction shall not be in conflict with any rule of law or with this Indenture;

          (b)  subject to the express terms of Section 5.04, any direction
                                               ------------
to the Indenture Trustee to sell or liquidate the Collateral shall be by Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes;

          (c)  if the conditions set forth in Section 5.05 have been
                                              ------------
satisfied and the Indenture Trustee elects to retain the Collateral pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Collateral shall be of no force and effect; and

          (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

     Notwithstanding the rights of the Noteholders set forth in this Section, subject to Section 6.01, the Indenture Trustee need not take any action that it
           ------------
determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

     Section 5.12.  Waiver of Past Defaults.  Prior to the declaration of
                    -----------------------
the acceleration of the maturity of the Notes as provided in Section 5.02,
                                                             ------------
the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes may waive any past Default or Event of Default and its consequences except a Default (a) in the payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

     Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

     Section 5.13.  Undertaking for Costs.  All parties to this Indenture
                    ---------------------
agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

     Section 5.14.  Waiver of Stay or Extension Laws.  The Issuer
                    --------------------------------
covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 5.15.  Action on Notes.  The Indenture Trustee's right to
                    ---------------
seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).
     ---------------

     Section 5.16.  Performance and Enforcement of Certain Obligations.
                    --------------------------------------------------

     (a) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement.

     (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone, confirmed in writing promptly thereafter) of the Holders of 66-2/3% of the Outstanding Amount of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension, or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                                  ARTICLE VI

                            THE INDENTURE TRUSTEE

     Section 6.01.  Duties of Indenture Trustee.  (a)  If an Event of
                    ---------------------------
Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b)  Except during the continuance of an Event of Default:

     (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

     (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

     (i) this paragraph does not limit the effect of paragraph (b) of this Section;

     (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

     (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.
                           ------------

     (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b), (c) and (g) of this
                                --------------------------------
Section.

     (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

     (f) Money held in trust by the Indenture Trustee shall be segregated from other funds except to the extent permitted by law or the terms of this Indenture or the Sale and Servicing Agreement.

     (g)  No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided, however, that the Indenture Trustee
                                 --------  -------
shall not refuse or fail to perform any of its duties hereunder solely as a result of nonpayment of its normal fees and expenses and further provided that nothing in this Section 6.01(g) shall be construed to limit the exercise
                     ---------------
by the Indenture Trustee of any right or remedy permitted under this Indenture or otherwise in the event of the Issuer's failure to pay the Indenture Trustee's fees and expenses pursuant to Section 6.07. In determining that such
                                        ------------
repayment or indemnity is not reasonably assured to it, the Indenture Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Issuer but also the likelihood of repayment or indemnity from amounts payable to it from the Collateral pursuant to Section 6.07.
                                              ------------

     (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

     Section 6.02.  Rights of Indenture Trustee.
                    ---------------------------

     (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

     (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee.

     (d) The Indenture Trustee shall not be liable for (i) any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the Indenture Trustee does not constitute willful misconduct, negligence or bad faith; or (ii) any willful misconduct or negligence on the part of the Custodian.

     (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     Section 6.03.  Individual Rights of Indenture Trustee.  The Indenture
                    --------------------------------------
Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections
                                                                  --------
6.11 and 6.12.
-------------

     Section 6.04.  Indenture Trustee's Disclaimer.  The Indenture Trustee
                    ------------------------------
shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, shall not be accountable for the Issuer's use of the proceeds from the Notes, or responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

     Section 6.05.  Notice of Defaults.  If a Default occurs and is
                    ------------------
continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

     Section 6.06.  Reports by Indenture Trustee to Holders.  The
                    ---------------------------------------
Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns.

     Section 6.07.  Compensation and Indemnity.  As compensation for its
                    --------------------------
services hereunder, the Indenture Trustee shall be entitled to receive, on each Distribution Date, the Indenture Trustee's Fee pursuant to Section
                                                                -------
8.02(c) hereof (which compensation shall not be limited by any law on
-------
compensation of a trustee of an express trust) and shall be entitled to reimbursement for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer agrees to cause the Transferor to indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder.
The Indenture Trustee shall notify the Issuer and the Transferor promptly of any action or claim for which the Indenture Trustee (the "Indemnified Party") may seek indemnity. In case any such action is brought against the Indemnified Party and it notifies the Transferor (the "Indemnifying Party"), of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that, by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, the Indemnifying Party elects to assume the defense thereof, it may participate with counsel satisfactory to such Indemnified Party; provided, however, that if the defendants in any such action
       --------  -------
include both the Indemnified Party and the Indemnifying Party and the Indemnified Party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other Indemnified Parties that are different from or additional to those available to the Indemnifying Party, the Indemnified Party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or parties. Upon receipt of notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense of such action and approval by the Indemnified Party of such counsel, the Indemnifying Party shall not be liable to such Indemnified Party under this paragraph for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, unless (i) the Indemnified Party shall have employed separate counsel (plus any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the Indemnifying Party shall not have employed counsel satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action or (iii) the Indemnifying Party has authorized the employment of counsel for the Indemnified Party at the expense of the Indemnifying Party. No party shall be liable for contribution with respect to any action or claim settled without its consent, which shall not be unreasonably withheld. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder. Neither the Issuer nor the Transferor need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

     The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.01(e) or (f) with respect to the Issuer, the expenses are
   ----------------------
intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

     Section 6.08.  Replacement of Indenture Trustee.  No resignation or
                    --------------------------------
removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section. The Indenture Trustee may resign at any time by so notifying the Issuer. The Holders of a majority in Outstanding Amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

          (a)  the Indenture Trustee fails to comply with Section 6.11;
                                                          ------------

          (b)  the Indenture Trustee is adjudged a bankrupt or insolvent;

          (c) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

          (d)  the Indenture Trustee otherwise becomes incapable of acting.

     If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

     A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

     If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

     If the Indenture Trustee fails to comply with Section 6.11, any
                                                   ------------
Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

     Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's and the Administrator's obligations under Section
                                                                     -------
6.07 shall continue for the benefit of the retiring Indenture Trustee.
----

     Section 6.09.  Successor Indenture Trustee by Merger.  If the
                    -------------------------------------
Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall
                             ------------
provide the Rating Agencies written notice of any such transaction.

     In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

     Section 6.10.  Appointment of Co-Indenture Trustee or Separate
                    -----------------------------------------------
Indenture Trustee.
-----------------

     (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 6.11 and no notice to Noteholders of the appointment of any
------------
co-trustee or separate trustee shall be required under Section 6.08 hereof.
                                                       ------------

     (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

     (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

     (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

     (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee,
                           ----------
upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, jointly with the Indenture Trustee, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

     (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 6.11.  Eligibility; Disqualification.  The Indenture Trustee
                    -----------------------------
shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA
Section 310(b)(9); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

     Section 6.12.  Preferential Collection of Claims Against Issuer.  The
                    ------------------------------------------------
Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                 ARTICLE VII

                        NOTEHOLDERS' LISTS AND REPORTS

     Section 7.01.  Issuer To Furnish Indenture Trustee Names and
                    ---------------------------------------------
Addresses of Noteholders.  The Issuer will furnish or cause to be
------------------------
furnished to the Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date,
(b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

     Section 7.02.  Preservation of Information; Communications to
                    ----------------------------------------------
Noteholders.
-----------

     (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes
            ------------
received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such
Section 7.01 upon receipt of a new list so furnished.
------------

     (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

     (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

     Section 7.03.  Reports by Issuer.
                    -----------------

     (a)  The Issuer shall:

     (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

     (ii) file with the Indenture Trustee and the Commission in accordance with the rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

     (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a)
                                                       ---------------
and by rules and regulations prescribed from time to time by the Commission.

     (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

     Section 7.04.  Reports by Indenture Trustee.  If required by TIA
                    ----------------------------
Section 313(a), within 60 days after each February 1, beginning with February 1, 1998, the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b).

     A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each securities exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any securities exchange.

                                 ARTICLE VIII

                     ACCOUNTS, DISBURSEMENTS AND RELEASES

     Section 8.01.  Collection of Money.
                    -------------------

     General.  Except as otherwise expressly provided herein, the
     -------
Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.
            ---------

     Section 8.02.  Trust Accounts; Distributions.
                    -----------------------------

     (a) On or prior to the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee for the benefit of the Noteholders, or the Co-Owner Trustee for the benefit of the Certificateholders, the Trust Accounts as provided in Article V of the
                                                          ---------
Sale and Servicing Agreement.   The Indenture Trustee or Co-Owner Trustee
shall deposit amounts into the Trust Accounts in accordance with the terms hereof, the Sale and Servicing Agreement and the Servicer's Monthly Remittance Report.

     (b) On or before the third Business Day prior to each Distribution Date, the Indenture Trustee shall withdraw from the Collection Account, the Available Collection Amount pursuant to Section 5.01(b)(3) of the Sale and Servicing Agreement and shall deposit such amount into the Note Distribution Account. No later than the second Business Day prior to each Distribution Date, to the extent funds are available in the Note Distribution Account, the Indenture Trustee shall either retain funds in the Note Distribution Account or make the withdrawals from the Note Distribution Account and deposits into the other Trust Accounts for distribution on such Distribution Date as required pursuant to Section 5.01(c) of the Sale and Servicing Agreement.

     (c) On each Distribution Date and Redemption Date, to the extent funds are available in the Note Distribution Account, the Indenture Trustee shall make the following distributions from the amounts on deposit in the Note Distribution Account in the following order of priority (except as otherwise provided in Section 5.04(b)):
            ---------------

          (i) (A) to the Servicer, an amount equal to the Servicing Compensation (net of any amounts retained prior to deposit into the Collection Account pursuant to Section 5.01(b)(1) of the Sale and Servicing Agreement) and all unpaid Servicing Compensation from prior due periods, (B) to the Indenture Trustee, an amount equal to the Indenture Trustee Fee and all unpaid Indenture Trustee Fees from prior Due Periods, (C) to the Owner Trustee, an amount equal to the Owner Trustee Fee and all unpaid Owner Trustee Fees from prior Due Periods, and (D) to the Custodian, an amount equal to the Custodian Fee and all unpaid Custodian Fees from prior Due Periods; and

          (ii) to the Noteholders, the amounts set forth in Sections 5.01(d) and (e) of the Sale and Servicing Agreement.

     (d) On each Distribution Date and each Redemption Date, to the extent of the interest of the Indenture Trustee in the Certificate Distribution Account (as described in Section 5.08(a) of the Sale and Servicing Agreement), the Indenture Trustee hereby authorizes the Owner Trustee, the Co-Owner Trustee or the Paying Agent, as applicable, to make the distributions from the Certificate Distribution Account as required pursuant to Sections 5.01(d) and (e) of the Sale and Servicing Agreement.

     Section 8.03.  General Provisions Regarding Accounts.
                    -------------------------------------

     (a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested in Permitted Investments and reinvested by the Indenture Trustee at the direction of the Servicer in accordance with the provisions of Article V
                                                                   ---------
of the Sale and Servicing Agreement. All income or other gain from investments of moneys deposited in the Trust Accounts shall be deposited by the Indenture Trustee into the Note Distribution Account, and any loss resulting from such investments shall be charged to such account.
The Servicer will not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

     (b)  Subject to Section 6.01(c), the Indenture Trustee shall not in
                     ---------------
any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

     (c) If (i) the Servicer shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by 11:00 a.m. Eastern Time (or such other time as may be agreed by the Issuer and Indenture Trustee) on any Business Day or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section
                                                                   -------
5.02 or (iii) if such Notes shall have been declared due and payable
----
payable following an Event of Default, amounts collected or receivable from the Collateral are being applied in accordance with Section 5.05 as
                                                    ------------
if there had not been such a declaration, then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in one or more Eligible Investments.

     Section 8.04.  Servicer's Monthly Statements.
                    -----------------------------

     On each Distribution Date, the Indenture Trustee shall deliver the Servicer's Monthly Statement (as defined in the Sale and Servicing Agreement) with respect to such Distribution Date to DTC and the Rating Agencies.

     Section 8.05.  Release of Collateral.
                    ---------------------

     (a)  Subject to the payment of its fees and expenses pursuant to Section
                                                                      -------
6.07, the Indenture Trustee may, and when required by the provisions of this
----
Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound
                                             ------------
to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due to the Certificateholders pursuant to Section 5.01(c) and (d) of the Sale and Servicing Agreement, the Servicer pursuant to
Section 8.02(c)(i)(A) hereof, the Indenture Trustee pursuant to Section
---------------------                                           -------
8.02(c)(i)(B) hereof, the Owner Trustee pursuant to Section 8.02(c)(i)(C)
-------------                                       ---------------------
hereof and the Custodian pursuant to Section 8.02(c)(i)(D) hereof have
                                     ---------------------
been paid, release any remaining portion of the Collateral that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the
Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Subsection (b) only upon receipt
                                        --------------
of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.01.
                -------------

     Section 8.06.  Opinion of Counsel.  The Indenture Trustee shall
                    ------------------
receive at least seven days notice (or such shorter period of time as may be agreed upon by the parties hereto) when requested by the Issuer to take any action pursuant to Section 8.05(a), accompanied by copies of any
                   ---------------
instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Collateral. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                  ARTICLE IX

                           SUPPLEMENTAL INDENTURES

     Section 9.01.  Supplemental Indentures Without Consent of
                    ------------------------------------------
Noteholders.
-----------

     (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

     (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

     (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

     (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

     (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

     (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not adversely affect the interests of the Holders of the Notes;

     (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or
                                         ----------

     (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

     The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

     (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with prior consent of the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by (i) an Opinion of Counsel or (ii) satisfaction of the Rating Agency Condition, adversely affect in any material respect the interests of any Noteholder.

     Section 9.02.  Supplemental Indentures with Consent of Noteholders.
                    ---------------------------------------------------
The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior consent of the Rating Agencies, and with the consent of the Holders of not less than a majority of the Outstanding Amount of the Notes, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

     (a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Termination Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Collateral to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

     (b) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

     (c) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

     (d) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Collateral pursuant to Section 5.04;
                                     ------------
     (e) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

     (f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

     (g) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

     The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

     In connection with requesting the consent of the Noteholders pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Section 9.03.  Execution of Supplemental Indentures.  In executing,
                    ------------------------------------
or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected
                        ----------------------
in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     Section 9.04.  Effect of Supplemental Indentures.  Upon the execution
                    ---------------------------------
of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 9.05.  Conformity with Trust Indenture Act.  Every amendment
                    -----------------------------------
of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture
----------
Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

     Section 9.06.  Reference in Notes to Supplemental Indentures.  Notes
                    ---------------------------------------------
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee
                 ----------
shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

     Section 9.07.  Amendments to Trust Agreement.
                    -----------------------------

     Subject to Section 11.1 of the Trust Agreement, the Indenture Trustee shall, upon Issuer Order, consent to any proposed amendment to the Trust Agreement or an amendment to or waiver of any provision of any other document relating to the Trust Agreement, such consent to be given without the necessity of obtaining the consent of the Holders of any Notes upon satisfaction of the requirements under Section 11.1 of the Trust Agreement.

     Nothing in this Section shall be construed to require that any Person obtain the consent of the Indenture Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Indenture Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.

                                  ARTICLE X

                             REDEMPTION OF NOTES

     Section 10.01.  Redemption.
                     ----------

     The Majority Residual Interest Holders (as defined in the Trust Agreement) may, at their option, effect an early redemption of the Notes on or after any Distribution Date on which the Pool Principal Balance declines to 10% or less of the Original Pool Principal Balance. The Majority Residual Interest Holders shall effect such early redemption by purchasing the Home Loans at a price equal to the Termination Price.

     Any such redemption by the Majority Residual Interest Holders shall be accomplished by the Majority Residual Interest Holders' depositing or causing to be deposited into the Collection Account by 10:00 A.M. New York City time on the third Business Day prior to the Redemption Date the amount of the Termination Price. On the same day that the Termination Price is deposited into the Collection Account, the Termination Price and any amounts then on deposit in the Collection Account (other than any amounts not required to have been deposited therein pursuant to Section 5.01(b)(1) of the Sale
                                        ------------------
and Servicing Agreement) shall be transferred to the Note Distribution
Account for distribution to the Noteholders on the Redemption Date;
and any amounts received with respect to the Home Loans and Foreclosure Properties subsequent to such transfer shall belong to the Servicer.
For purposes of calculating the Required Distribution Amount for the Redemption Date, amounts transferred to the Note Distribution Account pursuant to the immediately preceding sentence on the Determination Date immediately preceding such final Distribution Date shall in all cases be deemed to have been received during the related Due Period, and such transfer shall be made pursuant to Section 5.01(c) of the Sale and Servicing Agreement.
                          ---------------

     The Servicer or the Issuer shall furnish the Rating Agencies notice of any such redemption in accordance with Section 10.02.
                                       -------------

     Section 10.02.  Form of Redemption Notice.
                     -------------------------

     (a)  Notice of redemption under Section 10.01 shall be given by the
                                     -------------
Indenture Trustee by first-class mail, postage prepaid, or by facsimile mailed or transmitted not later than 10 days prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address or facsimile number appearing in the Note Register.

     All notices of redemption shall state:

     (i)   the Redemption Date;

     (ii)  the Termination Price; and

     (iii)  the place where such Notes are to be surrendered for payment of the Termination Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02).
                                ------------

     Notice of redemption of the Notes shall be given by the Indenture Trustee in the name of the Issuer and at the expense of the Servicer.
Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

     Section 10.03.  Notes Payable on Redemption Date; Provision for
                     -----------------------------------------------
Payment of Indenture Trustee.  The Notes or portions thereof to be
----------------------------
redeemed shall, following notice of redemption as required by Section
                                                              -------
10.02 (in the case of redemption pursuant to Section 10.01), on the
-----                                        -------------
Redemption Date become due and payable at the Termination Price and (unless the Issuer shall default in the payment of the Termination Price) no interest shall accrue on the Termination Price for any period after the date to which accrued interest is calculated for purposes of calculating the Termination Price. The Issuer may not redeem the Notes unless, (i) all outstanding obligations under the Notes have been paid in full and (ii) the Indenture Trustee has been paid all amounts to which it is entitled hereunder.

                                  ARTICLE XI

                                MISCELLANEOUS

     Section 11.01.  Compliance Certificates and Opinions, etc.
                     ------------------------------------------

     (i) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture (except with respect to the Servicer's servicing activity in the ordinary course of its business), the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

     (1) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

     (ii) Except with respect to the servicing of the Home Loans in the ordinary course of servicing, whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

     (iii) Except with respect to the servicing of the Home Loans in the ordinary course of servicing, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

     (iv) Except with respect to the servicing of the Home Loans in the ordinary course of servicing, whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

     Section 11.02.  Form of Documents Delivered to Indenture Trustee.  In
                     ------------------------------------------------
any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.
----------

     Section 11.03.  Acts of Noteholders.  (a)    Any request, demand,
                     -------------------
authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture
                          ------------
Trustee and the Issuer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

     (c)  The ownership of Notes shall be proved by the Note Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     Section 11.04.  Notices, etc., to Indenture Trustee, Issuer and
                     -----------------------------------------------
Rating Agencies.  Any request, demand, authorization, direction, notice,
---------------
consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

     (a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

     (b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Cityscape Home Loan Owner Trust 1997-1, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Emmett R. Harmon, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

     Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of DCR, at the following address: Duff & Phelps Credit Rating, 17 State Street (12th Floor), New York, New York 10004, (ii) in the case of Fitch, at the following address: Fitch Investor's Service, One State Street Plaza, New York, New York 10004, and (iii) in the case of Standard & Poor's, at the following address: Standard & Poor's Ratings Group, 26 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     Section 11.05.  Notices to Noteholders; Waiver.  Where this Indenture
                     ------------------------------
provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

     Section 11.06.  (Reserved).

     Section 11.07.  Conflict with Trust Indenture Act.  If any provision
                     ---------------------------------
hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

     The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

     Section 11.08.  Effect of Headings and Table of Contents.  The
                     ----------------------------------------
Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 11.09.  Successors and Assigns.  All covenants and agreements
                     ----------------------
in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

     Section 11.10.  Separability.  In case any provision in this
                     ------------
Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 11.11.  Benefits of Indenture.  Nothing in this Indenture or
                     ---------------------
in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 11.12.  Legal Holidays.  In any case where the date on which
                     --------------
any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     Section 11.13.  GOVERNING LAW.  THIS INDENTURE SHALL BE CONSTRUED IN
                     -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 11.14.  Counterparts.  This Indenture may be executed in any
                     ------------
number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 11.15.  Recording of Indenture.  If this Indenture is subject
                     ----------------------
to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     Section 11.16.  Trust Obligation.  No recourse may be taken, directly
                     ----------------
or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of
Article VI, VII and VIII of the Trust Agreement.
------------------------

     Section 11.17.  No Petition.  The Indenture Trustee, by entering into
                     -----------
this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Seller, the Servicer, or the Issuer, or join in any institution against the Seller, the Servicer, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

     Section 11.18.  Inspection.  The Issuer agrees that, on reasonable
                     ----------
prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

     Section 11.19.  Conflicts of Interest.  In performing its duties as
                     ---------------------
Administrator pursuant to the Administration Agreement, the Indenture Trustee shall not be liable for any potential conflict of interest related to its performance as Indenture Trustee hereunder.

     IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

                         CITYSCAPE HOME LOAN OWNER TRUST 1997-1


                         By:  Wilmington Trust Company
                              not in its individual capacity but
                              solely as Owner Trustee


                         By:______________________________________
                         Name:
                         Title:


                         FIRST BANK NATIONAL ASSOCIATION,
                         as Indenture Trustee

                         By:______________________________________
                         Name:
                         Title:



STATE OF NEW YORK

COUNTY OF NEW YORK

     BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared ___________________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee on behalf of CITYSCAPE HOME LOAN OWNER TRUST 1997-1, a Delaware business trust, and that such person executed the same as the act of said business trust for the purpose and consideration therein expressed, and in the capacities therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____ day of February, 1997.


                              --------------------------------------------
                              Notary Public in and for the State of New York

(Seal)

My commission expires:


--------------------



STATE OF NEW YORK

COUNTY OF NEW YORK

     BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared __________________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of FIRST BANK NATIONAL ASSOCIATION, a national banking association, and that such person executed the same as the act of said corporation for the purpose and consideration therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____ day of February, 1997.


                              --------------------------------------------
                              Notary Public in and for the State of New York

(Seal)

My commission expires:


--------------------


                                  SCHEDULE A


                            Schedule of Home Loans


                                                                    EXHIBIT A

                                 FORM OF NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                                                        $(                  )

No. (  )                                          CUSIP NO. (               )

                    CITYSCAPE HOME LOAN OWNER TRUST 1997-1

                    CLASS (   ) (    )% ASSET BACKED NOTES

     CITYSCAPE HOME LOAN OWNER TRUST 1997-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _________________________________ _______________________ payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which
is the initial principal amount of this Class (   ) Note and the denominator
of which is the aggregate principal amount of all Class (   ) Notes by (ii)
the aggregate amount, if any, payable from the Note Distribution Account in
respect of principal on the Class (   ) Notes pursuant to Section 5.01 of the
Sale and Servicing Agreement dated as of February 1, 1997, between the Issuer, Financial Asset Securities Corp., as Depositor (the "Depositor") Cityscape Corp., as Transferor and Servicer ("Cityscape") and First Bank National Association, a national banking association, as Indenture Trustee (the "Indenture Trustee") and the Co-Owner Trustee; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of (i) the Distribution Date occurring in March 2018 (the "Final Maturity Date"), (ii) the Redemption Date, if any, pursuant to Section 10.01 of the Indenture dated as of February 1, 1997, between the Issuer and the Indenture Trustee or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

     The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment in full, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Note will accrue for each Distribution Date during the calendar month preceding such Distribution Date (each, a "Due Period"). Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  February    , 1997

                              CITYSCAPE HOME LOAN OWNER TRUST 1997-1

                              By:  Wilmington Trust Company,
                                   not in its individual capacity but
                                   solely as Owner Trustee under the
                                   Trust Agreement



                              By: _____________________________________


                                   Authorized Signatory


              INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: February      , 1997

                              FIRST BANK NATIONAL ASSOCIATION,
                              not in its individual capacity but
                              solely as Indenture Trustee,


                              By: ___________________________________
                                   Authorized Signatory

     This Note is one of a duly authorized issue of Notes of the Issuer,
designated as its Class (   ) (     )% Home Loan Asset Backed Notes (herein
called the "Class (   ) Notes"), all issued under the Indenture, to which
Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the
Issuer, the Indenture Trustee and the Holders of the Notes.  The Class (   )
Notes are subject to all terms of the Indenture.

     The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class M-1 Notes and the Class M-2 Notes (collectively, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

     Principal of the Class (   ) Notes will be payable on each Distribution
Date in an amount described on the face hereof. "Distribution Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing in March 1997.

     As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture.
                                     -------------
Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, at the direction or upon the prior written consent of the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section
5.02 of the Indenture.  All principal payments on the Class (   ) Notes shall
be made pro rata to the holders of the Class (   ) Notes entitled thereto.

     Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

     As provided in the Indenture and the Sale and Servicing Agreement, the
Class (   ) Notes may be redeemed (a) in whole, but not in part, at the option of the Majority Residual Interest Holder, on any Distribution Date on and after the date on which the Pool Principal Balance is less than or equal to 10% of the Original Pool Principal Balance.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Transferor or the Issuer, or join in any institution against the Transferor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

     The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of the Issuer in its individual capacity, the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                  ASSIGNMENT


Social Security or taxpayer I.D.  or other identifying number of assignee:
---------------

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

--------------------------------------------------------------------------
                              (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes
and appoints   , attorney, to transfer said Note on the books kept for
registration thereof, with full power of substitution in the premises.

Dated:_____________________

                                                                           */
                                   ---------------------------------------
                                        Signature Guaranteed:


                                                                           */
                                   ---------------------------------------


-------------------------------------
*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.